Exhibit 4.1 SECOND AMENDMENT TO BASE INDENTURE SECOND AMENDMENT TO BASE INDENTURE, dated as of May 11, 2026 (this “Amendment”) to the Base Indenture, dated as of July 9, 2021, as amended by the First Amendment to Base Indenture, dated as of April 1, 2022 (as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Indenture”), among DigitalBridge Issuer, LLC, a Delaware limited liability company (the “Issuer”), DigitalBridge Co-Issuer, LLC, a Delaware limited liability company (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), DigitalBridge Holdings 1, LLC, a Delaware limited liability company (“Holdings 1”), DigitalBridge Holdings 2, LLC, a Delaware limited liability company (“Holdings 2”), DigitalBridge Holdings 3, LLC, a Delaware limited liability company (“Holdings 3” and, together with Holdings 1 and Holdings 2, the “Closing Date Asset Entities”) and Citibank, N.A., a national banking association, as Indenture Trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”). R E C I T A L S WHEREAS, the Co-Issuers, the Closing Date Asset Entities and the Indenture Trustee are parties to the Indenture; WHEREAS, the Co-Issuers desire to enter into, execute and deliver this Amendment in compliance with the terms of the Indenture; WHEREAS, clause (xi) of Section 13.01 of the Indenture provides, among other things, that the Co-Issuers and the Indenture Trustee, when authorized by an Issuer Order, may at any time, and from time to time, enter into an Indenture Supplement for any purpose without the consent of the Noteholders provided that such amendments will not adversely affect in any material respect the interests of any Noteholder (as evidenced by a Rating Agency Confirmation); WHEREAS, this Amendment constitutes an Indenture Supplement (as defined in the Indenture); WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Amendment; WHEREAS, the Co-Issuers wish to amend the Indenture as set forth herein; and WHEREAS, the Co-Issuers have obtained a Rating Agency Confirmation with respect to this Amendment. NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows: A G R E E M E N T S SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including the preamble and recitals hereto) shall have the meanings specified in the Indenture, as amended hereby.

2 SECTION 2. Amendments to the Indenture. Effective as of the date hereof, the Indenture, including all annexes, schedules and exhibits attached thereto, is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated in the same manner as the following example: double- underlined text) as set for in Annex A. SECTION 3. Conditions to Effectiveness. The amendments referenced in Section 2(a) of this Amendment shall be effective upon (i) execution and delivery of this instrument by the parties hereto and upon (ii) the delivery by the Co-Issuers of a Rating Agency Confirmation with respect to this Amendment,(iii) the delivery of the Officer’s Certificate and Opinion of Counsel described in Section 13.03 of the Base Indenture, (iv) the delivery of the Officer’s Certificate and Opinion of Counsel described in Section 15.01 of the Base Indenture and (v) the delivery of the Issuer Order described in Section 13.01. SECTION 4. Reference to and Effect on the Indenture; Ratification. (a) Upon the effectiveness hereof, on and after the date hereof, each reference in the Indenture, the Exhibits, the Schedules and/or the Transaction Documents included in the Indenture to “this Indenture”, “hereunder”, “hereof” or words of like import referring to the Indenture, and each reference in any other agreement to “the Indenture”, “thereunder”, “thereof” or words of like import referring to the Indenture, shall mean and be a reference to the Indenture as amended hereby. (b) Except as specifically amended above, the Indenture is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Indenture, or constitute a waiver of any provision of any other agreement. SECTION 5. Execution in Counterparts. The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement. For purposes of this Amendment, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Indenture Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Indenture Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, including, without limitation, the risk of the Indenture

3 Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties. Any requirement in the Indenture that a document is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Amendment, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process. SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). SECTION 7. Indenture Trustee. The Indenture Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers and the Indenture Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Series Indenture Supplement relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee. SECTION 8. Representations and Warranties. The Co-Issuers represent and warrant to the Indenture Trustee that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms. [Signature pages follow]

[Signature Page to Second Amendment to Base Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. DIGITALBRIDGE ISSUER, LLC, as Issuer By: /s/ Parker Anderson Name: Parker Anderson Title: Vice President DIGITALBRIDGE CO-ISSUER, LLC, as Co-Issuer By: /s/ Parker Anderson Name: Parker Anderson Title: Vice President DIGITALBRIDGE HOLDINGS 1, LLC, as an Asset Entity By: /s/ Parker Anderson Name: Parker Anderson Title: Vice President DIGITALBRIDGE HOLDINGS 2, LLC, as an Asset Entity By: /s/ Parker Anderson Name: Parker Anderson Title: Vice President DIGITALBRIDGE HOLDINGS 3, LLC, as an Asset Entity By: /s/ Parker Anderson Name: Parker Anderson Title: Vice President

[Signature Page to Second Amendment to Base Indenture] CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee By: /s/ Anthony Bausa Name: Anthony Bausa Title: Senior Trust Officer

Annex A Conformed Base Indenture

BASE INDENTURE among DIGITALBRIDGE ISSUER, LLC, DIGITALBRIDGE CO-ISSUER, LLC and THE ASSET ENTITIES PARTY HERETO, as the Obligors and CITIBANK, N.A., as the Indenture Trustee, dated as of July 9, 2021 Secured Fund Fee Revenue Notes

## Table of Contents

**Page**

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE .................................. 1

Section 1.01. Definitions .................................................................................................. 1

Section 1.02. Rules of Construction ........................................................................ ~~28~~29

ARTICLE II THE NOTES .......................................................................................... ~~29~~30

Section 2.01. The Notes ........................................................................................ ~~29~~30

Section 2.02. Registration of Transfer and Exchange of Notes .......................................... ~~32~~33

Section 2.03. Book-Entry Notes ................................................................................ ~~36~~37

Section 2.04. Mutilated, Destroyed, Lost or Stolen Notes ................................................. ~~37~~38

Section 2.05. Persons Deemed Owners ....................................................................... ~~38~~39

Section 2.06. Certification by Note Owners ................................................................. ~~38~~39

Section 2.07. Notes Issuable in Series ........................................................................ ~~38~~39

Section 2.08. Principal Amortization ......................................................................... ~~39~~40

Section 2.09. Prepayments ..................................................................................... ~~40~~41

Section 2.10. Post-ARD Additional Interest .................................................................. ~~41~~42

Section 2.11. Defeasance ....................................................................................... ~~41~~42

Section 2.12. Additional Collateral; Additional Asset Entities; Additional Notes ............. ~~42~~43

Section 2.13. Section 3(c)(7) Procedures ..................................................................... ~~44~~45

ARTICLE III ACCOUNTS ........................................................................................ ~~45~~46

Section 3.01. Establishment of Control Accounts, the Collection Account and the Reserve Accounts ........................................................................................ ~~45~~46

Section 3.02. Deposits to the Control Accounts and the Collection Account .................... ~~45~~46

Section 3.03. Withdrawals from the Collection Account .................................................. ~~46~~47

Section 3.04. Application of Funds in the Collection Account .......................................... ~~46~~47

Section 3.05. Application of Funds after Event of Default ............................................... ~~46~~47

ARTICLE IV RESERVES ......................................................................................... ~~47~~48

Section 4.01. Security Interest in Reserves; Other Matters Pertaining to Reserves ........... ~~47~~48

Section 4.02. Funds Deposited with Indenture Trustee ..................................................... ~~47~~48

Section 4.03. Cash Trap Reserve .............................................................................. ~~48~~49

Section 4.04. Interest Reserve; Interest Reserve Letters of Credit ..................................... ~~49~~50

Section 4.05. Debt Service Account ........................................................................... ~~50~~51

i

ii Section 4.06. Escrow Account ............................................................................................ 50[Reserved] 51 ARTICLE V ALLOCATION OF FUNDS; PAYMENTS TO NOTEHOLDERS ................... 5051 Section 5.01. Allocations and Payments. ............................................................................ 5051 Section 5.02. Payments of Principal ................................................................................... 5758 Section 5.03. Payments of Interest ...................................................................................... 5758 Section 5.04. No Gross Up ................................................................................................. 5758 Section 5.05. Money for Payments to be Held in Trust ...................................................... 5859 ARTICLE VI REPRESENTATIONS AND WARRANTIES ................................................. 5859 Section 6.01. Organization, Powers, Capitalization, Good Standing, Business ................. 5859 Section 6.02. Authorization of Borrowing, Authority, etc. ................................................ 5960 Section 6.03. Financial Statements ..................................................................................... 5960 Section 6.04. Indebtedness and Contingent Obligations .................................................... 5960 Section 6.05. Compliance with Applicable Laws ............................................................... 5960 Section 6.06. Agreements ................................................................................................... 5960 Section 6.07. Litigation ....................................................................................................... 6061 Section 6.08. Payment of Taxes .......................................................................................... 6061 Section 6.09. Performance of Agreements ......................................................................... 6061 Section 6.10. Governmental Regulation ............................................................................. 6061 Section 6.11. Employee Benefit Plans ................................................................................ 6061 Section 6.12. Solvency ........................................................................................................ 6162 Section 6.13. Use of Proceeds and Margin Security ........................................................... 6162 Section 6.14. [Reserved] ..................................................................................................... 6162 Section 6.15. Ownership of the Obligors ............................................................................ 6162 ARTICLE VII COVENANTS .................................................................................................. 6162 Section 7.01. Payment of Principal and Interest ................................................................. 6162 Section 7.02. Financial Statements and Other Reports ....................................................... 6162 Section 7.03. Existence; Qualification ................................................................................ 6465 Section 7.04. Payment of Claims ........................................................................................ 6465 Section 7.05. [Reserved] ..................................................................................................... 6465 Section 7.06. [Reserved] ..................................................................................................... 6465 Section 7.07. Inspection ...................................................................................................... 6465 Section 7.08. Compliance with Laws and Obligations ....................................................... 6466 Section 7.09. Further Assurances ....................................................................................... 6466

iii Section 7.10. Performance of Agreements ......................................................................... 6566 Section 7.11. [Reserved] ..................................................................................................... 6566 Section 7.12. Management Agreement ............................................................................... 6566 Section 7.13. Maintenance of Office or Agency by Issuer ................................................. 6667 Section 7.14. [Reserved] ..................................................................................................... 6667 Section 7.15. [Reserved] ..................................................................................................... 6667 Section 7.16. Indebtedness .................................................................................................. 6667 Section 7.17. No Liens ........................................................................................................ 6768 Section 7.18. Contingent Obligations ................................................................................. 6768 Section 7.19. Restriction on Fundamental Changes ........................................................... 6768 Section 7.20. Bankruptcy, Receivers, Similar Matters ....................................................... 6768 Section 7.21. ERISA ........................................................................................................... 6769 Section 7.22. [Reserved] ..................................................................................................... 6869 Section 7.23. [Reserved] ..................................................................................................... 6869 Section 7.24. Rule 144A Information ................................................................................. 6869 Section 7.25. Notice of Events of Default .......................................................................... 6869 Section 7.26. Maintenance of Books and Records ............................................................. 6869 Section 7.27. Continuation of Ratings ................................................................................ 6870 Section 7.28. The Indenture Trustee’s Expenses ................................................................ 6970 Section 7.29. Disposition of Portfolio Company Equity Interests, Managed Fund LP Interests or Asset Entities ............................................................................. 6970 Section 7.30. Limitation on Certain Issuances and Transfers ............................................. 6971 Section 7.31. Tax Status ..................................................................................................... 7071 Section 7.32. No Constructive Notice ................................................................................ 7071 ARTICLE VIII SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS, WARRANTIES AND COVENANTS ..................................................................................... 7071 Section 8.01. Applicable to the Co-Issuers, the Asset Entities and certain Subsidiaries thereof ........................................................................................................... 7071 Section 8.02. Applicable to the Co-Issuers ......................................................................... 7374 ARTICLE IX SATISFACTION AND DISCHARGE ............................................................. 7375 Section 9.01. Satisfaction and Discharge of Base Indenture .............................................. 7375 Section 9.02. Application of Trust Money ......................................................................... 7476 Section 9.03. Repayment of Monies Held by Paying Agent .............................................. 7576 ARTICLE X EVENTS OF DEFAULT; REMEDIES .............................................................. 7576 Section 10.01. Events of Default .......................................................................................... 7576

iv Section 10.02. Acceleration and Remedies .......................................................................... 7778 Section 10.03. [Reserved] ..................................................................................................... 7980 Section 10.04. Evidence of Compliance ............................................................................... 7980 Section 10.05. Controlling Class Representative.................................................................. 7980 Section 10.06. Limitation on Liability of Controlling Class Representative........................ 8284 Section 10.07. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee .......................................................................................................... 8284 Section 10.08. Remedies ....................................................................................................... 8486 Section 10.09. Optional Preservation of the Trust Estate ..................................................... 8587 Section 10.10. Limitation of Suits ........................................................................................ 8587 Section 10.11. Unconditional Rights of Noteholders to Receive Principal and Interest ...... 8688 Section 10.12. Restoration of Rights and Remedies ............................................................. 8688 Section 10.13. Rights and Remedies Cumulative ................................................................. 8688 Section 10.14. Delay or Omission Not a Waiver .................................................................. 8788 Section 10.15. Waiver of Past Defaults ................................................................................ 8789 Section 10.16. Undertaking for Costs ................................................................................... 8789 Section 10.17. Waiver of Stay or Extension Laws ............................................................... 8789 Section 10.18. Action on Notes ............................................................................................ 8889 Section 10.19. Waiver ........................................................................................................... 8890 ARTICLE XI THE INDENTURE TRUSTEE ......................................................................... 8890 Section 11.01. Duties of Indenture Trustee .......................................................................... 8890 Section 11.02. Certain Matters Affecting the Indenture Trustee .......................................... 9294 Section 11.03. Indenture Trustee’s Disclaimer ..................................................................... 9799 Section 11.04. Indenture Trustee May Own Notes ............................................................... 9799 Section 11.05. Fees and Expenses of Indenture Trustee; Indemnification of the Indenture Trustee .......................................................................................... 9799 Section 11.06. Eligibility Requirements for Indenture Trustee .......................................... 99101 Section 11.07. Resignation and Removal of Indenture Trustee ......................................... 99101 Section 11.08. Successor Indenture Trustee ..................................................................... 100102 Section 11.09. Merger or Consolidation of Indenture Trustee ......................................... 101103 Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee ..... 101103 Section 11.11. Access to Certain Information .................................................................. 102104 ARTICLE XII NOTEHOLDERS’ LISTS, REPORTS AND MEETINGS.......................... 103106 Section 12.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders ............................................................................................... 103106

v Section 12.02. Preservation of Information ...................................................................... 103106 Section 12.03. Fiscal Year ................................................................................................ 104106 Section 12.04. Voting by Noteholders .............................................................................. 104106 Section 12.05. Communication by Noteholders with other Noteholders ......................... 104106 ARTICLE XIII INDENTURE SUPPLEMENTS ................................................................. 104107 Section 13.01. Indenture Supplements without Consent of Noteholders ......................... 104107 Section 13.02. Indenture Supplements with Consent of Noteholders .............................. 106108 Section 13.03. Execution of Indenture Supplements ........................................................ 107109 Section 13.04. Effect of Indenture Supplement ................................................................ 107110 Section 13.05. Reference in Notes to Indenture Supplements .......................................... 107110 ARTICLE XIV PLEDGE OF OBLIGOR COLLATERAL ................................................. 108110 Section 14.01. Grant of Security Interest/UCC Collateral ................................................ 108110 Section 14.02. Equity Interest Pledges ............................................................................. 111113 ARTICLE XV MISCELLANEOUS..................................................................................... 112114 Section 15.01. Compliance Certificates and Opinions, etc ............................................... 112114 Section 15.02. Form of Documents Delivered to Indenture Trustee ................................ 113115 Section 15.03. Acts of Noteholders .................................................................................. 113116 Section 15.04. Notices; Copies of Notices and Other Information .................................. 115117 Section 15.05. Notices to Noteholders; Waiver ................................................................ 115118 Section 15.06. Payment and Notice Dates ........................................................................ 116119 Section 15.07. Effect of Headings and Table of Contents ................................................ 116119 Section 15.08. Successors and Assigns ............................................................................ 116119 Section 15.09. Severability; Entire Agreement ................................................................ 116119 Section 15.10. Benefits of Base Indenture ........................................................................ 117119 Section 15.11. Legal Holiday ........................................................................................... 117119 Section 15.12. Governing Law ......................................................................................... 117119 Section 15.13. Waiver of Jury Trial .................................................................................. 117120 Section 15.14. Counterparts .............................................................................................. 117120 Section 15.15. Recording of Base Indenture .................................................................... 118121 Section 15.16. Corporate Obligation ................................................................................ 118121 Section 15.17. No Petition ................................................................................................ 119121 Section 15.18. Extinguishment of Obligations ................................................................. 119121 Section 15.19. Survival of Representations and Warranties ............................................. 119122 Section 15.20. Waiver of Immunities ............................................................................... 119122

vi Section 15.21. Non-Recourse ........................................................................................... 119122 Section 15.22. Indenture Trustee’s Duties and Obligations Limited ................................ 120122 Section 15.23. Agreed Upon Tax Treatment .................................................................... 120122 Section 15.24. Tax Forms ................................................................................................. 120122 ARTICLE XVI GUARANTEES .......................................................................................... 120123 Section 16.01. Guarantees ................................................................................................ 120123 Section 16.02. Limitation on Liability .............................................................................. 122124 Section 16.03. Successors and Assigns ............................................................................ 122125 Section 16.04. No Waiver ................................................................................................. 122125 Section 16.05. Modification .............................................................................................. 122125 Section 16.06. Release of Asset Entity ............................................................................. 123125

vii EXHIBITS Exhibit A-1 FORM OF GLOBAL NOTE Exhibit A-2 FORM OF DEFINITIVE NOTE Exhibit B-1 FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF DEFINITIVE NOTES TO QUALIFIED INSTITUTIONAL BUYERS Exhibit B-2 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF DEFINITIVE NOTES TO QUALIFIED INSTITUTIONAL BUYERS Exhibit B-3 FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF TAX RESTRICTED NOTES Exhibit C PERMITTED RECIPIENT CERTIFICATION Exhibit D-1 [RESERVED] Exhibit D-2 [RESERVED] Exhibit CE [RESERVED] Exhibit D-1 FORM OF INFORMATION REQUEST FROM NOTEHOLDER TO NOTE OWNER Exhibit D-2 FORM OF INFORMATION REQUEST FROM PROSPECTIVE INVESTOR Exhibit E FORM OF CONFIDENTIALITY LETTER FOR THE CONTROLLING CLASS REPRESENTATIVE Exhibit F FORM OF JOINDER AGREEMENT Exhibit G FORM OF CONFIRMATION OF REGISTRATION OF UNCERTIFICATED NOTES Exhibit H [RESERVED] Exhibit I FORM OF INTEREST RESERVE LETTER OF CREDIT CERTIFICATE Exhibit J FORM OF CCR ELECTION NOTICE Exhibit K FORM OF CCR NOMINATION Exhibit L FORM OF NOTICE REGARDING CCR ELECTION Exhibit M FORM OF CCR BALLOT EXHIBIT N FORM OF CCR ACCEPTANCE LETTER

viii ANNEXES AND SCHEDULES Annex I Closing Date Asset Entities Annex II Closing Date Managed Funds Annex III Holdings 1 Entities Schedule 6.15 Investments; Ownership of the Obligors

THIS BASE INDENTURE, dated as of July 9, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, this “Base Indenture”), is entered into by and among (i) DigitalBridge Issuer, LLC, a Delaware limited liability company (the “Issuer”), (ii) DigitalBridge Co-Issuer, LLC, a Delaware limited liability company (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), (iii) the direct and indirect subsidiaries of the Co- Issuers party hereto and listed on Annex I hereto (each, a “Closing Date Asset Entity” and, together with the Co-Issuers, the “Closing Date Obligors”) and (iv) Citibank, N.A., a national banking association, as Indenture Trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”). RECITALS WHEREAS, each Co-Issuer has duly authorized the execution and delivery of this Base Indenture to provide for the joint and several issuance of one or more series of Secured Fund Fee Network Revenue Notes as provided herein; WHEREAS, all covenants and agreements made by the Obligors herein are for the benefit and security of the Indenture Trustee, acting on behalf of the Noteholders; WHEREAS, the Obligors are entering into this Base Indenture, and the Indenture Trustee is accepting the Notes issued hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; WHEREAS, each Series of Notes will be constituted by this Base Indenture and the related Series Indenture Supplement thereto; and WHEREAS, Notes of any Series issued pursuant to this Base Indenture will be divided into classes and type of note (i.e., Variable Funding Note or Term Note) as provided in this Base Indenture and a Series Indenture Supplement. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Obligors and the Indenture Trustee agree as follows: ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE Section 1.01. Definitions. Except as otherwise specified in this Base Indenture or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Base Indenture and each Series Indenture Supplement (including in the recitals hereto). In the event of a definitional conflict between this Base Indenture and a Series Indenture Supplement, the definition contained in the Series Indenture Supplement shall control. “30/360 Basis” shall mean the accrual of interest calculated on the basis of a 360- day year consisting of twelve 30-day months.

2 “Account Collateral” shall mean all of the Obligors’ right, title and interest in and to the Accounts, the Reserves, all monies and amounts which may from time to time be on deposit therein, all monies, checks, notes, instruments, documents, deposits, and credits from time to time in the possession of the Indenture Trustee representing or evidencing such Accounts and Reserves and all earnings and investments held therein and proceeds thereof. “Account Control Agreement” shall mean, with respect to any Control Account, the agreement between the applicable Obligor, the applicable Control Account Bank and the Indenture Trustee. “Accounts” shall mean, collectively, the Collection Account, the Control Accounts, the Reserve Accounts and any other accounts pledged to the Indenture Trustee pursuant to this Base Indenture or any other Transaction Document. “Accrued Note Interest” shall mean the interest accrued on each Note during each Interest Accrual Period at the applicable Note Rate (i) with respect to any Variable Funding Notes (unless otherwise specified in the applicable Series Indenture Supplement), on the daily average Note Principal Balance of the Variable Funding Notes during such Interest Accrual Period as determined by the Class A-1 Administrative Agent and (ii) with respect to any Class of Term Notes (unless otherwise specified in the applicable Series Indenture Supplement), on the Note Principal Balance of such Term Notes immediately prior to the related Payment Date. Accrued Note Interest for any Term Note of any Class of any Series will be calculated on a 30/360 Basis such that each Interest Accrual Period shall be treated as 30 days in length unless otherwise specified in the Series Indenture Supplement for such Series. Accrued Note Interest for any Variable Funding Note of any Class of any Series for each Payment Date shall be calculated on an Actual/360 Basis unless otherwise specified in the Series Indenture Supplement for such Series; provided, that the Accrued Note Interest with respect to any Variable Funding Notes shall be deemed to include any commitment fees and administrative expenses payable in respect thereof. Any Accrued Note Interest that is not paid when due shall accrue interest at the applicable Note Rate. “Act” shall have the meaning ascribed to it in Section 15.03(a). “Actual/360 Basis” shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during the relevant Interest Accrual Period in a year consisting of 360 days (or, if a base rate is used, a 365-day year (or 366, as applicable)). “Additional Asset Entity” shall mean any additional wholly-owned subsidiary to the Issuer or the Co-Issuer, contributed by DigitalBridge and its subsidiaries, after the Series 2021- 12026-1 Closing Date as provided in, and meeting the requirements of, Section 2.12. “Additional Collateral” shall have the meaning ascribed to it in Section 2.12(a). “Additional Issuer Expenses” shall mean (i) reimbursements of fees and expenses (other than such fees and expenses that are included in the Indenture Trustee Fee) and indemnification payments to be paid pursuant to this Base Indenture and the other Transaction Documents to the Person acting as the Indenture Trustee in its capacity as Indenture Trustee, Note Registrar, Paying Agent and securities intermediary under the Collection Account Control Agreement, (ii) any other costs, expenses or liabilities not specifically enumerated in Section

3 5.01(a) that are required to be borne by the Co-Issuers or any other Obligor or paid from amounts in the Collection Account pursuant to the Transaction Documents. Additional Issuer Expenses shall not include reimbursements in respect of Administration Fees or other amounts payable to the Manager. “Additional Managed Funds” shall mean any funds managed by an affiliate of DigitalBridge and formed after the Series 2021-12026-1 Closing Date. “Additional Notes” shall have the meaning ascribed to it in Section 2.12(c). “Administrative Fee” shall mean a fee payable to the Manager, for each Monthly Collection Period, equal to (i) the product of (x) the Outstanding Note Balance of the Class A Notes as of the first day of such Monthly Collection Period and (y) 0.05%, divided by (ii) 12, as such fee may be modified in accordance with the terms of the Management Agreement. “Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing. “Affirmative Direction” shall mean a written direction of Noteholders representing more than 25% of the aggregate Outstanding Class Principal Balance of all Classes of Notes Outstanding. “Allocation Date” shall mean the twenty-fifth (25th) calendar day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day, commencing in August 2021. “Amortization Period” shall mean the period that (x) will commence as of the end of any calendar quarter if, as set forth in the Monthly Report, the DSCR as of the end of such calendar quarter falls below 1.20x and (y) will continue to exist until the end of the first calendar quarter thereafter for which the DSCR as of the end of such calendar quarter and the immediately preceding calendar quarter equaled or exceeded 1.20x. “Annual Additional Issuer Expense Limit” shall mean, with respect to any Date will be an amount equal to the excess, if any, of (x) $500,000 over (y) the aggregate amount of Additional Issuer Expenses paid to the Indenture Trustee and/or other applicable person pursuant to Section 5.15.01(a)(ii) on or after the third Payment Date preceding such Payment Date (or, on or after such lesser number of Payment Dates as will have occurred since the Series 2021-12026- 1 Closing Date). For the avoidance of doubt, any Additional Issuer Expenses not paid as a result of the Annual Additional Issuer Expense Limit or otherwise due to insufficient funds available in accordance with the priorities set forth in Section 5.01(b) may be paid on subsequent Application Dates subject to the limitations applicable at such time. “Annualized Recurring Fees” or “ARF” shall mean, as of any date of determination, the Net Fund Fee Amount with respect to the twelve months immediately preceding such date,

4 adjusted to give pro forma annualized run rate effect to increases or decreases in Net Fund Fees to be earned based on existing fee earning equity under management (which gives effect to dispositions and investments as of such date of determination) that are not otherwise fully reflected in such preceding twelve-month period. “Anticipated Repayment Date” shall, with respect to each Series, have the meaning ascribed to it in the Series Indenture Supplement for such Series. “Applicable Class A Payment Priority” shall mean the following: (i) other than during the continuance of an Event of Default, Class A-1 Notes will be (x) senior in right of payment of interest to other Class A Notes and (y) senior in right of payment of principal to other Class A Notes and (ii) during the continuance of an Event of Default, Class A-1 Notes will be (x) pari passu in right of payment of interest with other Class A Notes according to the amount then due and payable and (y) pari passu in right of payment of principal with other Class A Notes according to the amount then due and payable. “Applicable Procedures” shall mean, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, in each case to the extent applicable to such transaction and as in effect from time to time. “Applicable Rating Agency” shall mean, with respect to any Interest Reserve Letter of Credit, any Rating Agency then rating the Series of Variable Funding Notes with respect to which such Interest Reserve Letter of Credit was issued. “ARD Period” shall mean, with respect to any Class of Notes in a Series, the period (i) commencing on the applicable Anticipated Repayment Date for such Class (if the Notes of such Class have not been paid in full on or prior to the applicable Anticipated Repayment Date for such Class of Notes) and (ii) ending on the Payment Date on which all principal of, and interest (including Post-ARD Additional Interest) on, such Notes is paid in full. “ARD Prepayment Date” shall, with respect to each Series, have the meaning set forth in the applicable Series Indenture Supplement for such Series. “Asset Entities” shall mean, collectively, each Closing Date Asset Entity and each Additional Asset Entity. “Asset Entity Interests” shall have the meaning ascribed to it in Section 8.01(a). “Assets” shall mean the assets of the Asset Entities. “Authorized Officer” shall mean (i) any director, Member, manager or Executive Officer of the Co-Issuers who is authorized to act for or on behalf of the Co-Issuers in matters relating to the Co-Issuers and (ii) for so long as the Management Agreement is in full force and effect, any officer of the Manager who is authorized to act for the Manager in matters relating to the Co-Issuers and to be acted upon by the Manager pursuant to the Management Agreement, and who is identified on the list of Authorized Officers delivered by the Co-Issuers to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time

5 thereafter). Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any Person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary. “Available Funds” shall mean, for each Allocation Date, Receipts received by or on behalf of the Asset Entities and the Co-Issuers during the immediately preceding Monthly Collection Period, including any such receipts deposited in the Collection Account. “Balance Sheet Interests LTM Return” shall mean, as of any date of determination, any cash revenue actually received by the Co-Issuers with respect to the Managed Fund LP Interests and the Portfolio Company Equity Interests as a return on, rather than a return of, invested capital (including dividends, distributions, interest and similar payments), during the twelve months immediately preceding such date. “Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder. “Base Indenture” shall have the meaning ascribed to it in the preamble hereto. “Beneficial Owner” shall mean, with respect to any Series of Term Notes, the owner of a beneficial interest in a Global Note of such Series of Term Notes. “Benefit Plan Investor” shall mean a “benefit plan investor” within the meaning of the Plan Asset Regulation. “Book-Entry Notes” shall mean any Note registered in the name of the Depositary or its nominee. “Business Day” shall any day other than a Saturday, a Sunday or any other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York or the citystate in which the Corporate Trust Office of any successor Indenture Trustee is located if so required by such successor. “Carried Interest Participation Agreement” shall mean that certain Carried Interest Participation Agreement, dated as of the Series 2021-1 Closing Date (as amended on the Series 2026-1 Closing Date), between Holdings 2 (as indirect assignee of the Parent) and CFI RE HoldCo, LLC, a Delaware limited liability company. “Carrying Value” shall mean, with respect to any Portfolio Company Equity Interest or Managed Fund LP Interest, the carrying value of such Portfolio Company Equity Interest or Managed Fund LP Interest, calculated in accordance with GAAP; provided that at any time the Manager may elect, without the Noteholders’ consent, to apply IFRS in lieu of GAAP. “Cash Management Agreement” shall mean the Cash Management Agreement, dated as of the Series 2021-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Indenture Trustee and the Manager.

6 “Cash Trap Condition” shall exist as of any Allocation Date if the DSCR as of such Allocation Date is less than or equal to the Cash Trap DSCR, and will continue to exist until the DSCR as of any Allocation Date is greater than the Cash Trap DSCR. “Cash Trap DSCR” shall mean 1.75x. “Cash Trap Percentage” shall mean, with respect to any Allocation Date during a Cash Trap Condition, (i) 50%, if the DSCR as calculated as of such Allocation Date is less than 1.75x but equal to or greater than 1.50x and (ii) 100%, if the DSCR as calculated as of such Allocation Date is less than 1.50x. “Cash Trap Reserve Account” shall mean the Reserve Account designated to accumulate cash that would otherwise have been payable to the Obligors during any Cash Trap Condition in accordance with Section 4.03. “CCR Acceptance Letter” shall have the meaning ascribed in Section 10.05(b). “CCR Affirmation Continuation Cut-off Date” shall have the meaning ascribed in Section 10.05(b). “CCR Ballot” shall have the meaning ascribed in Section 10.05(b). “CCR Candidate” shall have the meaning ascribed in Section 10.05(a). “CCR Election” shall have the meaning ascribed in Section 10.05(b). “CCR Election Notice” shall have the meaning ascribed in Section 10.05(a). “CCR Election Period” shall have the meaning ascribed in Section 10.05(b). “CCR Nomination” shall have the meaning ascribed in Section 10.05(a). “CCR Nomination Cut-Off” shall have the meaning ascribed in Section 10.05(a). “CCR Nomination Period” shall have the meaning ascribed in Section 10.05(a). “CCR Nomination PeriodRecord Date” shall have the meaning ascribed in Section 10.05(a). “CCR Re-Election Event” shall have the meaning ascribed in Section 10.05(a). “CCR Voting Record Date” shall have the meaning ascribed in Section 10.05(b). “CCR Voting Amount” means (i) the Class A-1 Notes Voting Amount with respect to each Series of Class A-1 Notes (to the extent that the Class A Notes are the Controlling Class) and (ii) the Note Principal of each Series of Notes of the Controlling Class (other than Class A-1 Notes) or any beneficial interest therein, in each case, that are Outstanding as of the CCR Voting Record Date and, in each case, with respect to which votes were submitted.

"Class" shall mean, collectively, all of the Notes bearing the same alphabetical and, if applicable, numerical class designation and having the same payment terms (other than the interest rate, the Anticipated Repayment Date and the Rated Final Payment Date). The respective Classes of Notes are designated under Series Indenture Supplements.

"Class A LTV" shall mean, as of any date of determination, the ratio of (i) Class Principal Balance of the Class A Notes to (ii) the sum of (a) the aggregate ~~Undepreciated Book~~Carrying Value of the Portfolio Company Equity Interests and the Managed Fund LP Interests pursuant to the most recent financial statements of DigitalBridge and (b) the present value of the Annualized Recurring Fees as of such date of determination, calculated on the basis of the assumption that such Annualized Recurring Fees continue unchanged through the latest Legal Final Maturity Date of any Series of Notes then outstanding, discounted at the Stipulated Discount Rate then in effect; provided, to the extent that the aggregate ~~Undepreciated Book~~Carrying Value of the Portfolio Company Equity Interests and the Managed Fund LP Interests accounts for more than forty percent (40%) of the total amount set forth in clause (ii) on such date of determination, such excess shall be excluded for the purpose of the calculation of Class A LTV on such date of determination.

"Class A LTV Condition" shall exist as of any date of determination if the Class A LTV as of such date exceeds thirty-five percent (35%).

"Class A LTV Sweep Amount" shall mean, with respect to any Allocation Date or Payment Date, as applicable, the excess, if any, of (i) the amount, if any, of principal of the Class A Notes of any Series on ~~the Related~~such Allocation Date or Payment Date, as applicable, the repayment of which is necessary to cure any Class A LTV Condition, over (ii) (x) for purposes of Section 5.01(a), any amounts allocated to the Debt Service Account on such Allocation Date or any prior Allocation Date with respect to the same Related Payment Date pursuant to Section ~~5.1~~5.01(a)(v), Section 5.01(a)(vi) and Section 5.01(a)(vii) ~~and~~or (y) for purposes of Section ~~5.1(a)(~~5.01(b), any amounts paid on such Payment Date pursuant to Section 5.01(b)(ii) or Section 5.01(b)(~~v~~iii).

"Class A Notes" shall mean Notes of any Series comprising and bearing a class designation including the letter "A" issued and outstanding under this Base Indenture.

"Class A-1 Administrative Agent" shall mean the administrative agent (if any) for any Series of Variable Funding Notes.

"Class A-1 Administrative Agent Fee" shall mean, with respect to any Series of Variable Funding Notes, a fee payable to the Class A-1 Administrative Agent on or prior to each Payment Date as set forth in the Variable Funding Note Purchase Agreement for such Series of Variable Funding Notes.

"Class A-1 Commitment Amount" shall mean the aggregate maximum outstanding principal amount available under this Base Indenture, the applicable Series Indenture Supplement and the Variable Funding Note Purchase Agreement with respect to any Series of Variable Funding Notes.

7

8 “Class A-1 Notes” shall mean Notes of any Series comprising and bearing a class designation “A-1” issued and outstanding under this Base Indenture. “Class A-1 Notes Voting Amount” means, with respect to any Series of Class A-1 Notes, the greater of (i) the Class A-1 Commitment Amount for such Series (after giving effect to any cancelled commitments) and (ii) the Note Principal Balance of the Class A-1 Notes for such Series. “Class Principal Balance” shall mean, as of date of determination, the aggregate unpaid principal balance of all Outstanding Notes of such Class on such date. The Class Principal Balance of each Class of Notes may be increased from time to time by the issuance of Additional Notes of such Class (or, in the case of the Variable Funding Notes, also by draws on their commitment, including through a draw on an Interest Reserve Letter of Credit). The Class Principal Balance of each Class of Notes will be reduced by the amount of any principal payments made to the holders of the Notes of such Class, and the Class Principal Balance of each Class of Notes of a Series will be reduced by the amount of any principal payments made to the holders of the Notes of such Class of such Series. Each Class A-1 Commitment Amount will be deemed to be fully drawn when calculating the Class Principal Balance for all voting purposes under this Base Indenture. “Closing Date” shall mean, with respect to the Series 2021-1 Notes, the Series 2021-1 Closing Date and, with respect to any additional Series of Notes issued following the Series 2021-1 Closing Date, the date of issuance thereof pursuant to this Base Indenture and the Series Indenture Supplement thereto. “Closing Date Asset Entity” shall have the meaning set forth in the preamble hereto. “Closing Date Managed Funds” shall mean, collectively, the funds (including parallel funds and alternate investment vehicles, as well as certain co-investment vehicles and investment accounts) that are managed by Affiliates of DigitalBridge and listed on Annex II. “Closing Date Obligors” shall have the meaning set forth in the preamble hereto. “Co-Guarantor” shall mean DigitalBridge Co-Guarantor, LLC, a Delaware limited liability company. “Co-Issuer” shall have the meaning ascribed to it in the preamble hereto. “Code” shall mean the United States Internal Revenue Code of 1986, as amended. “Collateral” shall mean, collectively, (x) any property which is the subject of a Grant in favor of the Indenture Trustee on behalf of the Noteholders pursuant to any Transaction Document (including the Obligor Collateral) and (y) any Excluded Portfolio Company Equity Interests. “Collection Account” shall have the meaning ascribed to it in Section 3.01(a). “Collection Account Bank” shall have the meaning ascribed to it in Section 3.01(a).

9 “Collection Account Control Agreement” shall mean the agreement, to be dated as of the Series 2021-1 Closing Date and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, among the Co-Issuers, the Collection Account Bank, as securities intermediary, and the Indenture Trustee relating to the Collection Account and the Reserve Accounts. “Compliance Certificate” shall have the meaning ascribed to it in Section 7.02(a)(v). “Confirmation of Registration” shall mean, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit G attached hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Note Registrar. “Contingent Obligation” as applied to any Person, shall mean any direct or indirect liability, contingent or otherwise, of that Person: (A) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (B) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (C) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates; or (D) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making (other than the Notes), discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed. The obligation, directly or indirectly, of any Obligor to fund any capital commitment with respect to any Managed Fund shall not be deemed to be a Contingent Obligation. “Continuing Notes” shall have the meaning ascribed to it in Section 2.12(c). “Contractual Obligation” as applied to any Person, shall mean any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, other than the Transaction Documents.

10 “Contribution Agreement” shall mean any contribution agreement, dated as of the Series 2021-1 Closing Date, and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, effecting the contribution of Collateral to any Closing Date Asset Entity. “Control Account Bank” shall mean, with respect to any Control Account, the Eligible Bank at which such Control Account is established. “Control Accounts” shall mean, collectively, one or more bank accounts owned by the Co-Issuers and/or Asset Entities for the deposit of all Net Fund Fees, all distributions in respect of the Equity Interests and Managed Fund LP Interests, and all other amounts due to the Asset Entities and other proceeds of the Collateral; provided that each such account shall be (i) an Eligible Account and (ii) subject to an Account Control Agreement. “Controlling Class” shall mean, as of any date of determination, the most senior Class of Notes (i.e., the Class with the highest alphabetical designation with alphanumeric subdivisions of such Class (e.g. “A-1” and “A-2”) being considered as the same Class for such purpose), without regard to allocation to a particular Series, having a Class Principal Balance (disregarding any Notes held by Affiliates of the Obligors) which is at least 25% of the aggregate Initial Class Principal Balance of such Class (including, with respect to any Additional Notes of such Class, the initial principal amount of such Additional Notes); provided that if no Class of Notes has a Class Principal Balance that satisfies such condition, then the Controlling Class will be the Class of then-Outstanding Notes with the highest alphabetical designation. In the event that the Class A Notes are the Controlling Class, the Controlling Class will be comprised of all Class A Notes, collectively, based on the outstanding principal amounts of such Class A Notes (assuming the full amount of the Class A-1 Commitment Amount that is permitted to be drawn on such date is fully drawn). “Controlling Class Member” shall mean, with respect to a Book-Entry Note of the Controlling Class, a Beneficial Owner of such Note, and with respect to a Definitive Note (or Uncertificated Note) of the Controlling Class, a Noteholder of such Definitive Note (or Uncertificated Notes). “Controlling Class Representative” shall have the meaning ascribed in Section 10.05(a). “Corporate Trust Office” shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Base Indenture is located at: Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Attention: Agency & Trust – DigitalBridge Issuer, LLC, call: (888) 855- 9695 to obtain Citibank, N.A. account manager’s email, or such other address as the Indenture Trustee may designate from time to time by notice to the Holders, each Rating Agency and the Manager or the principal corporate trust office of any successor indenture trustee at the address designated by such successor indenture trustee by notice to the Noteholders and the Obligors. For Note transfer purposes and presentment of the Notes for final payment thereon, the corporate trust office of the Indenture Trustee shall be as follows: Citibank, N.A., 480 Washington Boulevard,

11 30th16th Floor, Jersey City, New Jersey 07310, Attention - Securities Window, DigitalBridge Issuer, LLC, or such other address as the Indenture Trustee may designate from time to time. “CP Rate” shall have the meaning, with respect to any Series of Variable Funding Notes, ascribed to it in the applicable Variable Funding Note Purchase Agreement. “DCP II” shall mean Digital Colony Partners II L.P. (together with its parallel vehicles and alternate investment vehicles). “Debt Service Account” shall mean the Reserve Account designated to reserve funds for the amount required for payments of principal and interest due on the Notes on each Payment Date in accordance with Section 4.03. “Debt Service Coverage Ratio” or “DSCR” shall mean, as of any date of determination, the ratio of (x) the sum of (1) the ARF and (2) the Balance Sheet Interests LTM Return, in each case as of such date of determination, to (y) the sum of (i) the amount of interest that the Co-Issuers will be required to pay over the succeeding four Payment Dates on the aggregate unpaid principal balance of the Notes, (ii) the amount of the Indenture Trustee Fees and the Administrative Fee accruing during such period and (iii) with respect to any Variable Funding Notes, any accrued and unpaid commitment fees and any other fees, expenses and other amounts due to the Holders of such Variable Funding Notes under any Variable Funding Note Purchase Agreement in respect thereof, that the Co-Issuers will be required to pay over the succeeding four Payment Dates. For the purposes of this calculation, it is assumed that (a) the base rate, LIBORSOFR rate (or alternate benchmark) or CP Rate for the related Interest Accrual Periods with respect to any Series of Variable Funding Notes will be equal to the then-current base rate, LIBORSOFR rate (or alternate benchmark) or CP Rate, as applicable, and (b) the aggregate unpaid principal balance of the Notes that will be outstanding on the Payment Date following the date of determination will remain outstanding during such period, unless the DSCR is being calculated in connection with (x) a draw on the commitment of any Variable Funding Notes, in which case the assumed aggregate unpaid principal balance of the Notes that will be outstanding during such period will be increased by the amount of such draw or (y) the issuance of Additional Notes, in which case, the assumed aggregate unpaid principal balance of the Notes that will be outstanding during such period will be increased by the Initial Class Principal Balance of each Class of such Additional Notes and by the undrawn amount of the commitments under the Variable Funding Note Purchase Agreement for any Class of outstanding Variable Funding Notes. “Deemed Permitted Recipient” shall have the meaning ascribed to it in Section 11.11 (a). “Default” shall mean any event, occurrence or circumstance that is, or with notice or the lapse of time or both would become, an Event of Default. “Defeasance Date” shall have the meaning ascribed to it in Section 2.11(a). “Defeasance Payment Date” shall have the meaning ascribed to it in Section 2.11(a).

12 “Deferred Post-ARD Additional Interest” shall have the meaning ascribed to it in Section 2.10. “Definitive Notes” shall have the meaning ascribed to it in Section 2.01(a)(i). “Depositary” and “DTC” shall mean The Depository Trust Company, or any successor Depositary hereafter named as contemplated by Section 2.03(c). “DigitalBridge” shall mean DigitalBridge Group, Inc., a Delaware corporation formerly known as Colony Capital, Inc. “Disposition Conditions” shall have the meaning ascribed to it in Section 7.29(a). “DTC Custodian” shall mean the Indenture Trustee, in its capacity as custodian of any Series or Class of Global Notes for DTC. “DTC Participant” shall mean a broker, dealer, bank or other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC. “Electronic Transmission” shall have the meaning ascribed in Section 15.14. “Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution, which account is either (i) an account maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depositary institution or a state chartered depositary institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations §9.10(b), which institution, in either case, has a combined capital and surplus of at least $100,000,000 and either has corporate trust powers and is acting in its fiduciary capacity or for which a Rating Agency Confirmation has been received (provided that, so long as KBRA is a Rating Agency for any Series of Notes, such Rating Agency Confirmation has been received from KBRA) and which institution’s long-term debt obligations are rated at least “BBB+” by KBRA (or its equivalent from at least one NRSRO if KBRA is not a Rating Agency for any Series of Notes) or short-term debt obligations are rated at least “K3” by KBRA (or its equivalent from at least one NRSRO if KBRA is not a Rating Agency for any Series of Notes); provided that, if any Account ceases to be an Eligible Account, the Co-Issuers shall establish a new Account that is an Eligible Account in accordance with the requirements of the Cash Management Agreement. The Indenture Trustee shall not be responsible for determining or monitoring whether an account is an Eligible Account. “Eligible Bank” shall mean a bank that satisfies the Rating Criteria. “Employee Benefit Plan” shall mean any employee pension benefit plan within the meaning of Section 3(3) of ERISA (excluding any Multiemployer Plan) which is subject to Title IV of ERISA or to Section 412 of the Code. “Equity Interests” shall mean, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents, including

13 membership interests (however designated, whether voting or non-voting) of the equity of such Person, including, if such person is a partnership, partnership interests (whether general or limited), if such Person is a limited liability company, membership interests, and, if such Person is a trust, all beneficial interests therein, and shall also include any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such corporation, partnership, limited liability company or trust, whether outstanding on the date hereof or issued on or after the date hereof (in each case, other than noneconomic special membership interests or shares granted or issued to independent directors). “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” shall mean, in relation to any Person, any other Person treated as a single employer with the first Person, within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “Escrow Account” shall mean that certain non-interest bearing segregated trust account the purpose of which is to reserve funds to pay principal of the Series 2021-1 Class A-2 Notes in the event that DCP II does not obtain commitments with respect to at least $6 billion in FEEUM within twelve (12) months following the Series 2021-1 Closing Date. “EU Securitization Laws” shall mean Regulation (EU) 2017/2402 and certain related regulatory technical standards, implementing technical standards and official guidance supplementing such Regulation and applicable national implementing measures. “Event of Default” shall have the meaning ascribed to it in Section 10.01. “Excess Cash Flow” shall mean, on any Payment Date, the amounts remaining in the Debt Service Account on such Payment Date after payment of all amounts required to be paid on such Payment Date pursuant to Section 5.01(b)(i). “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Portfolio Company Equity Interests” shall mean any Portfolio Company Equity Interest to the extent that the ability to pledge the Equity Interests held by the applicable Asset Entity with respect to such Portfolio Company Equity Interest as security for any debt is contractually limited. “Executive Officer” shall mean, with respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, President, any Executive Vice President, any Senior Vice President, the Chief Accounting Officer, any Vice President, General Counsel, Secretary or Treasurer of such corporation or limited liability company and, with respect to any partnership, any individual general partner thereof or, with respect to any other general partner, any officer of such general partner.

14 “Expense Cash Flow Sweep Period” shall mean a period that shall exist on any Allocation Date on which all expenses netted from management fees in the calculation of the Net Fund Fee Amount over the trailing twelve-month period are greater than 60% of the aggregate gross management fees received by the Fund Managers during such twelve-month period in connection with the Managed Funds, and that shall continue until any Allocation Date on which such expenses are less than or equal to 60% of such aggregate gross management fees over the trailing twelve-month period; provided that for the purposes of determining whether an Expense Cash Flow Sweep Period is in effect, taxes and placement fees shall not be counted as expenses. “Existing CCR” shall have the meaning ascribed in Section 10.05(a). “FATCA” shall mean Sections 1471 through 1474 of the Code (or any regulations or agreements thereunder or official interpretations thereof) or any intergovernmental agreement between the United States and another jurisdiction entered into in connection with the implementation thereof (or any law implementing such an intergovernmental agreement). “FATCA Withholding Tax” shall mean any withholding or deduction required pursuant to FATCA. “FEEUM” shall mean fee earning equity under management. “Financial Statements” shall mean in relationship to any Person, its consolidated statements of operations and members’ equity, statements of cash flow and balance sheets. “Fitch” shall mean Fitch Ratings, Inc. or any successor rating agency thereof. “foreclosure” and “foreclose” when used in this Base Indenture in respect of personal or real property, refers to all means by which the holder of a security interest in or mortgage on such personal or real property, as applicable, can enforce such security interest or mortgage under applicable law, including legal foreclosure, private power of sale, and statutory sale. “Fund Fee Investor” means, collectively, the Affiliates of Wafra Inc. that are party to the Fund Fee Investor Agreements. “Fund Fee Investor Agreements” means (i) the Carry Investment Agreement, dated as of July 17, 2020, among W-Catalina (C) LLC, DigitalBridge Operating Company, LLC, and DigitalBridge; (ii) the Carried Interest Participation Agreement, dated as of July 17, 2020, among Colony DCP (CI) Bermuda, LP, Colony DCP (CI) GP, LLC, DigitalBridge Operating Company, LLC, DigitalBridge, W-Catalina (C) LLC and W-Catalina (S) LLC; (iii) the Investment Agreement, dated as of July 17, 2020, among W-Catalina (S) LLC, DigitalBridge Operating Company, LLC and DigitalBridge; (iv) the Investor Rights Agreements, dated as July 17, 2020, among W-Catalina (S) LLC, Digital Colony Management Holdings, LLC, Colony Capital Digital Holdco, LLC, Colony DC Manager, LLC, DigitalBridge Operating Company, LLC, DigitalBridge; and (v) all related agreements with respect thereto. “Fund Management Arrangements” shall mean the fund management and/or limited partnership, limited partnership, investment management, sub-advisory and/or similar

15 agreements pursuant to which the Closing Date Managed Funds are managed by Affiliates of DigitalBridge. “Fund Managers” shall mean the respective investment advisers of the Managed Funds. “GAAP” shall mean United States generally accepted accounting principles as in effect on the Series 2021-1 Closing Date. “GAAP” shall mean, at the election of the Co-Issuers (i) United States generally accepted accounting principles as in effect on the Closing Date, or (ii) the accounting standards and interpretations adopted by the International Accounting Standards Board, as in effect from time to time (“IFRS”) if the Co-Issuers’ financial statements are at such time prepared in accordance with IFRS, it being understood that, for purposes of this Indenture, (a) all references to codified accounting standards specifically named in this Indenture shall be deemed to include any successor, replacement, amendment or updated accounting standard under GAAP or IFRS, as applicable, (b) neither GAAP nor IFRS shall include the policies, rules and regulations of the SEC, the American Institute of Certified Public Accountants, the International Accounting Standards Board or any other applicable regulatory or governing body applicable only to public companies (unless the Co-Issuers elect to apply such policies, rules and regulations), (c) any calculation or determination in this Indenture that requires the application of GAAP across multiple quarters need not be calculated or determined using the same accounting standard for each constituent quarter, (d) all calculations or determinations in this Indenture shall be made without giving effect to any election under FASB Accounting Standards Topic 825, Financial Instruments, or any successor thereto or comparable accounting principle, to value any Indebtedness or other liabilities at “fair value” (as defined therein) (unless the Issuer elects to apply such principle) and (e) the accounting for operating leases and financing or capital leases under U.S. GAAP as in effect on January 1, 2015 (including, without limitation, Accounting Standards Codification 840) shall apply for the purpose of determining compliance with the provisions of this Indenture. “Global Notes” shall mean, with respect to any Series and Class of Notes, a single global Note representing such Series and Class, in definitive, fully registered form without interest coupons, offered and sold to Qualified Institutional Buyers in the United States of America that are also Qualified Purchasers in reliance on Rule 144A. “Governmental Authority” shall mean with respect to any Person, any federal, state, territorial, provincial or local government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal in each case having jurisdiction over such applicable Person or such Person’s property, and any stock exchange on which shares of capital stock of such Person are listed or admitted for trading. “Grant” shall mean to create a security interest in any property now owned or at any time hereafter acquired or any right, title or interest that may be acquired in the future. “Guaranteed Obligation” shall have the meaning ascribed to it in Section 16.01.

16 “Guarantor” shall mean DigitalBridge Guarantor, LLC, a Delaware limited liability company. “Guarantors” shall mean, collectively, the Guarantor and the Co-Guarantor. “Holdco Guaranties” shall mean, collectively, (i) the Guarantee and Security Agreement, dated as of the date hereof, by the Guarantor in favor of the Indenture Trustee and (ii) the Guarantee and Security Agreement, dated as of the date hereof, by the Co-Guarantor in favor of the Indenture Trustee. “Holder” and “Noteholder” shall mean a Person in whose name a particular Note is registered in the Note Register. “Holdings 1” shall mean DigitalBridge Holdings 1, LLC, a Delaware limited liability company. “Holdings 1 Entities’ shall mean each of the entities listed on Annex III hereto, and any additional entities acquired by Holdings 1 that represent Managed Fund LP Interests or Portfolio Company Equity Interests. “Holdings 2” shall mean DigitalBridge Holdings 2, LLC, a Delaware limited liability company. “Holdings 3” shall mean DigitalBridge Holdings 3, LLC, a Delaware limited liability company. “IFRS” has the meaning set forth in the definition of GAAP. “Indebtedness” shall mean, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit (unless secured in full by cash), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests but not any preferred return or special dividend paid solely from, and to the extent of, excess cash flow after the payment of all operating expenses, capital improvements and debt service on all Indebtedness, (iv) all obligations under leases that constitute capital leases for which such Person is liable, and (v) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss; provided that reimbursement or indemnity obligations related to surety bonds or letters of credit incurred in the ordinary course of business and fully secured by cash collateral shall not be considered “Indebtedness” hereunder. In addition, the obligation, directly or indirectly, of any Obligor to fund any capital commitment with respect to any Managed Fund LP Interests shall not be deemed to be Indebtedness.

17 “Indenture Supplement” shall mean an indenture supplemental to this Base Indenture, any Series Indenture Supplement or any Notes. “Indenture Trustee” shall have the meaning ascribed to it in the preamble hereto. “Indenture Trustee Fee” shall mean the fee to be paid in arrears on each Allocation Date to the Indenture Trustee as compensation for services rendered by it in its capacity as Indenture Trustee. “Independent” shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Obligors, any other obligor on the Notes and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Obligors, any such other obligor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Obligors, any such other obligor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. “Independent Certificate” shall mean a certificate or opinion to be delivered to the Indenture Trustee and upon which each may conclusively rely under the circumstances described in, and otherwise complying with the applicable requirements of, Section 15.01 made by an Independent certified public accountant or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Base Indenture and that the signer is Independent within the meaning thereof. “Ineligible Interest Reserve Letter of Credit” shall mean an Interest Reserve Letter of Credit with respect to which (i) the short-term debt credit rating of the Letter of Credit Provider with respect to such Interest Reserve Letter of Credit is withdrawn or downgraded below “A-2” (or the then equivalent grade) by any Applicable Rating Agency or (ii) the long-term debt credit rating of such Letter of Credit Provider is withdrawn or downgraded below “A-2” (or the then equivalent grade) by any Applicable Rating Agency; provided that for determining whether an Interest Reserve Letter of Credit is eligible under this definition, a Letter of Credit Provider will be deemed to have the short-term debt credit rating or the long-term debt credit rating, as applicable, of such Letter of Credit Provider or any guarantor of (or confirming bank for) such Letter of Credit Provider; provided further, that the Indenture Trustee shall have no obligation to monitor the Interest Reserve Letter of Credit to determine if it is an Ineligible Interest Reserve Letter of Credit. “Interest Reserve Letter of Credit Certificate” shall mean a certificate substantially in the form attached as Exhibit I hereto “Initial Class Principal Balance” shall mean, with respect to any Class of Notes, as of any date of determination, the aggregate initial Note Principal Balance of all Notes of that Class on the date of issuance of such Notes (or, in the case of a Class of Variable Funding Notes, the applicable Class A-1 Commitment Amount); provided that upon payment in full of all Notes of a particular Series such Notes will no longer be included in the Initial Class Principal Balance of the relevant Class.

18 “Initial Purchaser” or “Initial Purchasers” with respect to a particular Series, shall have the meaning ascribed to it in the applicable Series Indenture Supplement. “Interest Accrual Period” shall mean, for each Payment Date with respect to each Class of Term Notes, the period from and including twenty-fifth (25th) day of the calendar month in which the immediately preceding Payment Date was scheduled to occur without giving effect to any Business Day adjustment (or, with respect to the initial such period with respect to a Series of Notes, the Closing Date for such Series) to but excluding the twenty-fifth (25th) day of the calendar month that includes the date on which such Payment Date is scheduled to occur, without giving effect to any Business Day adjustment. The Interest Accrual Period for each Payment Date with respect to any Class of Variable Funding Notes shall be set forth in the related Variable Funding Note Purchase Agreement. “Interest Reserve Account” shall mean the Reserve Account designated to reserve funds in an amount equal to the Required Interest Reserve Account Amount in accordance with Section 4.04. “Interest Reserve Draw Amount” shall mean, on any Payment Date, an amount equal to the excess, if any, of (a) the amounts due pursuant to Section 5.01(b)(i) over (b) the aggregate amount of funds on deposit in the Debt Service Account that are attributable to the preceding Quarterly Collection Period and available to pay such amounts on such Payment Date. “Interest Reserve Letter of Credit” shall mean a letter of credit that may be issued to the Indenture Trustee for the benefit of the Noteholders from a portion of the commitment with respect to any Variable Funding Note Purchase Agreement in an amount up to the Required Reserve Amount. “Investment Company Act” shall mean the United States Investment Company Act of 1940, as amended. “Involuntary Bankruptcy” shall mean, in respect of any Person, any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any of the Guarantors, the Manager, the Co-Issuers or any of the direct or indirect subsidiaries of the Co-Issuers is a debtor or any asset of any such entity is property of the estate therein. “Involuntary Obligor Bankruptcy” shall have the meaning ascribed to it in Section 7.20. “Issuer” shall have the meaning ascribed to it in the preamble hereto. “Issuer Order” and “Issuer Request” shall mean a written order or request signed in the name of the Co-Issuers by any one of its Authorized Officers and delivered to the Indenture Trustee upon which the Indenture Trustee may conclusively rely. “Joinder Agreement” shall mean a Joinder Agreement, executed by an Additional Asset Entity and delivered to the Indenture Trustee pursuant to Section 2.12(b), substantially in the form of Exhibit F.

19 “KBRA” shall mean Kroll Bond Rating Agency, LLC or any successor rating agency thereof. “Knowledge” whenever used in this Base Indenture or any of the other Transaction Documents, or in any document or certificate executed pursuant to this Base Indenture or any of the other Transaction Documents (whether by use of the words “knowledge” or “known”, or other words of similar meaning, and whether or not the same are capitalized), shall mean actual knowledge (without independent investigation unless otherwise specified) (i) of the individuals who have significant responsibility for any policy making, major decisions or financial affairs of the applicable entity (or, in the case of the Indenture Trustee, any Responsible Officer); and (ii) also to the knowledge of the person signing such document or certificate. “Letter of Credit Fees” shall mean, with respect to any Interest Reserve Letter of Credit, the fees set forth in the applicable Variable Funding Note Purchase Agreement or any fee letter related thereto. “Letter of Credit Provider” shall mean, with respect to any Series of Class A-l Notes, the party identified as the “Letter of Credit Provider” or the “Letter of Credit Issuing Bank,” as the context requires, in the applicable Variable Funding Note Purchase Agreement. “Lien” shall mean, with respect to any property or assets, any lien, hypothecation, encumbrance, assignment for security, charge, mortgage, pledge, security interest, conditional sale or other title retention agreement or similar lien. “Majority Noteholders” shall mean the Holders whose Outstanding Notes represent more than 50% of the aggregate Note Principal Balance of all Outstanding Notes of the Controlling Class. “Managed Fund LP Agreement” shall mean, with respect to any Managed Fund, the limited partnership agreement with respect to such Managed Fund. “Managed Fund LP Interests” shall mean certain Equity Interests and other interests representing, directly or indirectly, ownership of (or the right to receive distributions with respect to) limited partnership interests in the Managed Funds, in all cases that are owned by an Asset Entity. “Managed Funds” shall mean, collectively, the Closing Date Managed Funds and the Additional Managed Funds. “Management Affiliate” shall mean any Person who has discretionary authority or control with respect to the assets of the Co-Issuers or any Person who provides investment advice for a fee (directly or indirectly) with respect to such assets, or any affiliate of such Person. “Management Agreement” shall mean the Management Agreement, dated as of the Series 2021-1 Closing Date, by and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, by and among the Obligors and the Manager.

20 “Management Fee Participation Agreement” shall mean that certain (i) Management Fee Participation Agreement, dated as of the Series 2021-1 Closing Date (as amended on the Series 2026-1 Closing Date), between Holdings 3 and Colony CapitalDigitalBridge Digital IM HoldCco, LLC, a Delaware limited liability company. and (ii) Management Fee Participation Agreement, dated as of October 2, 2023 Date (as amended on the Series 2026-1 Closing Date), between DB Puma Management Holdings, LLC and DigitalBridge Digital IM Holdco, LLC, as contributed from DigitalBridge Digital IM Holdco, LLC to Holdings 3. “Manager” shall mean Colony CapitalDigitalBridge Investment Holdco, LLC, a Delaware limited liability company, in its capacity as the manager described in the Management Agreement. “Manager Termination Event” shall have the meaning ascribed thereto in the Management Agreement. “Material Adverse Effect” shall mean, (i) the material impairment of the ability of the Obligors and the Guarantors (taken as a whole) to perform their obligations under the Transaction Documents (taken as a whole), or (ii) a material adverse effect on the use, value or operation of the Collateral (taken as a whole). In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect will be deemed to have occurred if the cumulative effect of such event and all other then-occurring events and existing conditions would then result in a Material Adverse Effect (taking into account the benefit of any title policy or insurance policies). “Member” shall mean, individually or collectively, any entity which is now or hereafter becomes the managing member or shareholder of any of the Co-Issuers, the Guarantors or the Asset Entities under such Person’s Organizational Documents. “Monthly Collection Period” shall mean, with respect to any Allocation Date, the period starting on and including the twentieth (20th) day of the calendar month preceding the month in which such Allocation Date occurs and ending on and excluding the twentieth (20th) day of the calendar month in which such Allocation Date occurs. “Monthly Report” shall have the meaning ascribed to it in the Management Agreement. “Moody’s” shall mean Moody’s Investors Service, Inc. or any successor rating agency thereof. “Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA. “Net Fund Fee Amount” shall mean, with respect to any period, the fee-related earningsfee revenue from Managed Funds received by the Co-Issuers during such period, which represent the base management fees, other service fee income, and other income inclusive of cost reimbursements, less (x) compensation expense (excluding equity-based compensation), administrative expenses (excluding fund raising placement agent fee expenses), and other

21 operating expenses related to the investment management business of the Managed Funds and (y) the amounts payable to the Fund Fee Investor under the Fund Fee Investor Agreements. less the Senior Administrative Expenses for such period (subject to the Senior Administrative Expense Cap). “Net Fund Fees” shall mean, with respect to any Participation Agreement, the right of the Asset Entity party thereto to receive, in accordance with the terms thereof, certain payments in respect of a portion of the management and incentive fees payable by the Managed Funds under the Fund Management Arrangements., net of Senior Administrative Expenses due and payable pursuant to the related Managed Fund LP Agreements in an amount not to exceed (together with any Senior Administrative Expenses netted off of Net Fund Fees during the preceding twelve (12) months) 60% of the aggregate gross management fees actually received by the Fund Managers during the preceding twelve (12) months (the “Senior Administrative Expense Cap”). “Note Owner” shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depositary or on the books of a DTC Participant or on the books of an indirect participating brokerage firm for which a DTC Participant acts as agent. “Note Principal Balance” shall mean, as of any date an amount equal to (i) with respect to any Term Note, the initial principal balance of such Term Note on the date of issuance of such Term Note, as set forth on the face thereof, less any payments of principal made in respect of such Term Note up to and including such date and (ii) with respect to a Variable Funding Note, the outstanding principal balance of such Variable Funding Note on such date. “Note Rate” shall mean, with respect to any Class of Notes, the interest rate applicable thereto as set forth in the Series Indenture Supplement or Variable Funding Note Purchase Agreement, as applicable, pursuant to which such Notes of that Class were issued. “Note Register” and “Note Registrar” shall mean the register maintained and the registrar appointed or otherwise acting pursuant to Section 2.02(a). “Noteholder” shall have the meaning ascribed to it in the definition of “Holder”. “Noteholder Tax Identification Information” shall mean information and/or properly completed and signed tax certifications provided by a recipient of payments that is sufficient (i) to eliminate the imposition of or determine the amount of any withholding of tax, including FATCA Withholding Tax with respect to payments made to such recipient, (ii) to determine that such recipient of payments has complied with such recipient’s obligations under FATCA or (iii) to otherwise allow the Co-Issuers, the Paying Agent and the Indenture Trustee to comply with their respective obligations under FATCA. “Notes” shall mean the notes (including, for the avoidance of doubt, issued in uncertificated form) issued by the Co-Issuers pursuant to this Base Indenture and the Series Indenture Supplements. “Notice Regarding CCR Election” shall have the meaning ascribed in Section 10.05(b).

22 “NRSRO” shall mean a nationally recognized statistical ratings organization. “Obligations” shall mean the unpaid principal amount of the Outstanding Notes, accrued interest thereon and all other obligations, liabilities and indebtedness of every nature to be paid or performed by the Guarantors or any of the Obligors under the Transaction Documents, including fees, costs and expenses, and other sums now or hereafter owing, due or payable and whether before or after the filing of a proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect by or against any of the Guarantors or any of the Obligors, and the performance of all other terms, conditions and covenants under the Transaction Documents. “Obligor Collateral” shall have the meaning ascribed to it in Section 14.01(a). “Obligors” shall mean, collectively, the Closing Date Obligors and any Additional Asset Entity. “Offering Memorandum” with respect to a Series, shall have the meaning ascribed to it in the Series Indenture Supplement for such Series. “Officer’s Certificate” shall mean a certificate signed by any Authorized Officer of the Co-Issuers or the Manager, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 15.01, and delivered to the Indenture Trustee. “Opinion of Counsel” shall mean one or more written opinions of counsel which shall be reasonably acceptable to and delivered to the addressee(s) thereof and shall comply with any applicable requirements of Section 15.01. “Organizational Documents” shall mean, to the extent applicable to any of the Obligors, the Guarantors, the Manager, the Indenture Trustee, the certificate of formation, certificate or articles of incorporation, limited liability company agreement, operating agreement, memorandum of association or articles of association applicable to such Obligor, Guarantor, Manager or Indenture Trustee. “Outstanding” shall mean, as of the date of determination, all Notes theretofore authenticated and delivered (or registered in the case of Uncertificated Notes) under this Base Indenture, except: (a) Notes theretofore cancelled (or de-registered in the case of Uncertificated Notes) by the Indenture Trustee or delivered to the Indenture Trustee for cancellation; (b) Notes for the payment of which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Co- Issuers) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Base Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); or

23 (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered (or de-registered and/or registered in the case of Uncertificated Notes) pursuant to this Base Indenture unless proof satisfactory to the Indenture Trustee is presented that any such first-mentioned Notes are held by a protected purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Note Principal Balance of any Class or Series of Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any other Transaction Document, Notes owned by the Co-Issuers, any other obligor upon the Notes or any Affiliate of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not an Obligor, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons. “Ownership Interest” shall mean, in the case of any Note, any ownership or security interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee. “Parent” shall mean DigitalBridge Operating Company, LLC, a Delaware limited liability company. “Participation Agreements” shall mean, collectively, the Carried Interest Participation Agreement and the Management Fee Participation Agreement “Paying Agent” shall be (x) initially, the Indenture Trustee, who is hereby authorized by the Co-Issuers to make payments as agent of the Co-Issuers to and from the Collection Account including payment of principal of or interest (and premium, if any) on the Notes on behalf of the Co-Issuers, or (y) any successor appointed by the Co-Issuers who (i) meets the eligibility standards for the Indenture Trustee specified in Section 11.06 and (ii) is authorized to make payments to and from the Collection Account including payment of principal of or interest (and premium, if any) on the Notes. “Payment Date” shall mean twenty-fifth (25th) calendar day of March, June, September and December of each year or, if any such day is not a Business Day, the next succeeding Business Day, commencing in December 2021; provided that the initial Payment Date for any Series may be specified in the Series Indenture Supplement for such Series. “Percentage Interest” shall mean, with respect to related Class evidenced by any Note, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Note Principal Balance of such Note on such date and the denominator of which is the Class Principal Balance of the Class to which such Note belongs on such date. The Percentage Interest for any Class of Variable Funding Notes shall be calculated based on the outstanding principalmaximum committed amounts of such Variable Funding Notes (assuming the full amount of the committed principal amount on such date is fully drawn).

24 “Permitted Encumbrances” shall mean, collectively, (i) Liens created pursuant to the Transaction Documents and (ii) Liens for taxes, assessments, governmental charges, levies or claims not yet due or which are being contested in good faith by appropriate proceedings. “Permitted Indebtedness” shall have the meaning ascribed to it in Section 7.16. “Permitted Investments” shall have the meaning ascribed to it in the Cash Management Agreement. “Permitted Recipient” shall have the meaning ascribed to it in Section 11.11(a). “Permitted Recipient Certification” shall have the meaning ascribed to it in Section 11.11(a). “Person” shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof. “Plan” shall mean (i) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is described insubject to Section 4975 of the Code to which Section 4975 or provisions under any Similar Laws apply, (iii) an entity deemed to hold the assets of any of the foregoing (within the meaning of the Plan Asset Regulation or otherwise)described in clauses (i) and (ii) pursuant to ERISA or other applicable law. “Plan Asset Regulation” shall mean the U.S. Department of Labor regulation codified at 29 CFR Section 2510.3-101 as modified by Section 3(42) of ERISA. “Pledged Equity Interests” shall mean all Equity Interests in the Asset Entities owned by the Co-Issuers. “Portfolio Company Equity Interests” shall mean certain Equity Interests and other interests representing, directly or indirectly ownership of (or the right to receive distributions with respect to) Equity Interests in portfolio companies of the Managed Funds, in all cases that are owned by an Asset Entity. “Post-ARD Additional Interest” shall have the meaning ascribed to it in Section 2.10. “Post-ARD Additional Interest Rate” shall have the meaning ascribed to it in Section 2.10. “Post-ARD Note Spread” for each Class and Series of Notes, shall have the meaning ascribed to it in the Series Indenture Supplement for such Series. “Prepayment Consideration” shall mean, with respect to the prepayment of the principal balance of any Class of any Series of Term Notes (or portion thereof), an amount equal

25 to the excess, if any, of (a) other than in connection with a disposition of Collateral, (i) the present value as of the date of prepayment of all future installments of principal and interest that the Co- Issuers would otherwise be required to pay on such Class of Notes (or portion thereof) from the date of such prepayment to and including the ARDlast day of the Prepayment Date with respect to such Class of NotesConsideration Period, absent such prepayment and assuming the entire unpaid Class Principal Balance of such Class is required to bewill have been paid on suchthe final day of the Prepayment DateConsideration Period, with such present value determined by the use of a discount rate equal to the sum of (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association), on a date of determination five (5) Business Days prior to the date of such prepayment, of the United States Treasury Security having the maturity closest to such Payment Date plus (y) 0.50% over (ii) the Class Principal Balance of such Class (or portion thereof being prepaid) on the date of such prepayment and (b) in connection with a prepayment made in connection with the disposition of Collateral, an amount equal to the product of (i) 1.00% and (ii) the Class Principal Balance of such Class (or portion thereof being prepaid) on the date of such prepayment. Any Prepayment Consideration for any Class of Notes will be paid pro rata to the Holders of such Class(es) of Notes being prepaid in proportion to the principal balance of the Notes of such Class(es) being prepaid. No Prepayment Consideration will be payable in connection with the prepayment of any Variable Funding Notes. “Prepayment Consideration Period” shall, with respect to each Series, have the meaning ascribed to it in the Series Indenture Supplement for such Series. “Principal Payment Amount” shall mean, with respect to any Payment Date when no Amortization Period is in effect and no Event of Default has occurred and is continuing will be the amount required to be applied pursuant to this Base Indenture as a mandatory prepayment of principal of the Notes on such date. “Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding. “PTE” shall have the meaning ascribed to it in Section 11.06. “Qualified Institutional Buyer” shall mean a “qualified institutional buyer” within the meaning of Rule 144A. “Qualified Purchaser” shall mean a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and the rules thereunder. “Quarterly Collection Period” shall mean, with respect to any Payment Date, the period starting on and including the twentieth (20th) day of the calendar month that is five (5) months prior to the calendar month in which such Payment Date occurs and ending on and excluding the twentieth (20th) of the calendar month that is two (2) months prior to the calendar month in which such Payment Date occurs. “Rated Final Payment Date” with respect to each Series, shall have the meaning ascribed to it in the Series Indenture Supplement for such Series.

26 “Rating Agency” or “Rating Agencies” shall mean, with respect to any action or event in regards to a Series of Notes, the rating agency or rating agencies appointed by the Co- Issuers to rate such Series of Notes specified as such in the Series Indenture Supplement for such Series. “Rating Agency Confirmation” with respect to any Series or Class of Notes, shall have the meaning ascribed to it in the applicable Series Indenture Supplement with respect to any transaction or matter in regards to such Series or Class of Notes, or, if not ascribed a meaning therein, shall mean, with respect to any transaction or matter in question concerning such Series or Class of Notes, (i) 30 calendar days’ prior written notice by the Issuer to the Rating Agency or Rating Agencies then-appointed by the Issuer to rate such Series or Class of Notes (or such shorter period as may be agreed upon by such Rating Agency or Rating Agencies at its or their election) and (ii) confirmation from such Rating Agency or Rating Agencies that such transaction or matter will not result in a downgrade, qualification or withdrawal of, the then-current ratings of such Series or Class of Notes (or the placing of such Series or Class of Notes on negative credit watch or ratings outlook in contemplation of any such action with respect thereto); provided that, other than with respect to (a) any issuance of Additional Notes, (b) any Specified Amendment, or (c) any amendment effected pursuant to clause (xii) under Section 13.01, no Rating Agency Confirmation will be required from such Rating Agency or Rating Agencies with respect to any matter or transaction to the extent that such Rating Agency or Rating Agencies (x) no longer maintains a rating on the Notes or (y) has made a public statement or has otherwise communicated to the Issuers that it will not review such transaction or matter or that it will no longer review transactions or matters of such type for purposes of evaluating whether to confirm the then-current ratings of obligations rated by such Rating Agency or Rating Agencies; provided, further, that other than with respect to (1) any issuance of Additional Notes, (2) any Specified Amendment or (3) any amendment effected pursuant to clause (xii) under Section 13.01, if a Rating Agency refuses to respond or otherwise does not respond to a request for Rating Agency Confirmation made in accordance with this Base Indenture within 15 Business Days of such request being made (but otherwise confirms recognition of receipt of such request), the requirement to receive Rating Agency Confirmation from such Rating Agency shallwill be waived. “Rating Criteria” shall mean, with respect to any Person, that (i) the short-term unsecured debt obligations of such Person are rated at least “P-1” by KBRA (or its equivalent from at least one NRSRO if KBRA is not a Rating Agency for any Series of Notes), or (ii) the long- term unsecured debt obligations of such Person are rated at least “BBB+” by KBRA (or its equivalent from at least one NRSRO if KBRA is not a Rating Agency for any Series of Notes). “Receipts” shall mean all revenues, receipts and other payments of every kind arising from the ownership of the Collateral. “Receiver” shall mean a receiver, a manager or a receiver and manager. “Record Date” shall mean, with respect to payments made on any Payment Date, the close of business on the last Business Day of the month immediately preceding the month in which such Payment Date occurs,; and provided, however, that with respect to payments made on any other date such date as shall be established by the Indenture Trustee with respect thereofany

27 redemption or optional prepayment, the Record Date will be the Business Day immediately prior to the date of such redemption or optional prepayment. “Related Party” shall mean, with respect to any Obligor, any partner, member, shareholder, principal or Affiliate of such Obligor or of another Obligor, except that the term does not include any other Obligor. “Related Payment Date” with respect to any Allocation Date occurring in (i) November, December or January, the Payment Date occurring in the immediately following March, (ii) February March or April, the Payment Date occurring in the immediately following June, (iii) May, June or July, the Payment Date occurring in the immediately following September, (iv) and August, September or October, the Payment Date occurring in the immediately following December. “Required Interest Reserve Account Amount” shall mean, as of any Payment Date, the excess, if any, of (a) the Required Interest Reserve Amount as of such Payment Date over (b) the aggregate available amount of each Interest Reserve Letter of Credit. “Required Interest Reserve Amount” shall mean, as of any Payment Date, an amount equal to the amount of interest on the Notes due and payable on such Payment Date in respect of the related Interest Accrual Period with respect to such Payment Date. “Reserve Accounts” shall mean the securities accounts established by the Co- Issuers for the purpose of holding funds in the Reserves and maintained with the Indenture Trustee in the name of the Co-Issuers subject to the lien of the Indenture Trustee for the benefit of the Secured Parties including: (a) the Cash Trap Reserve Account, (b) the Debt Service Account and (c) the Interest Reserve Account and (d) the Escrow Account. “Reserves” shall mean the reserve funds held by or on behalf of the Indenture Trustee pursuant to this Base Indenture or the other Transaction Documents, including the funds held in the Reserve Accounts. “Responsible Officer” shall mean, when used with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any Vice President, Assistant Vice President or Assistant Treasurer of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time will be such officers, in each case having direct responsibility for the administration of this Base Indenture, and also any officer to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject and, when used with respect to an Obligor, shall mean an Executive Officer of the Co-Issuers. “Rule 144A” shall mean Rule 144A promulgated under the Securities Act and any successor provision thereto. “Rule 144A Information” shall mean the information required to be delivered pursuant to Rule 144(A)(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes pursuant to Rule 144A.

28 “Scheduled Defeasance Payments” shall mean with respect to a particular Series, payments on or prior to, but as close as possible to (i) each Payment Date after the Defeasance Date and through and including the first Payment Date that is six months prior to the Anticipated Repayment Date for such Series in amounts equal to the scheduled payments of interest on the Notes and payments of Indenture Trustee Fee due on such dates under this Base Indenture and (ii) the first Payment Date that is six months prior to the Anticipated Repayment Date for such Series in an amount equal to the Outstanding principal balance of each Class of Notes of such Series. “Secured Parties” shall mean the Indenture Trustee and the Noteholders. “Securities Act” shall mean the United States Securities Act of 1933, as amended. “Senior Administrative Expenses” shall mean, with respect to any Payment Date, cash compensation and administrative expenses that are related to the investment management business of the Managed Funds (excluding equity-based compensation, compensation related to long term incentive plans, fundraising placement fee expense, transaction-related costs, and other non-cash or non-recurring costs), in each case due and payable on such Payment Date or prior to the immediately succeeding Payment Date. "Senior Administrative Expense Cap" shall have the meaning set forth in the definition of Net Fund Fees. “Series” or “Series of Notes” shall mean a series of Notes issued pursuant to this Base Indenture and a related Series Indenture Supplement. “Series 2021-1 Class A-2 Notes” shall have the meaning set forth in the Series 2021-1 Indenture Supplement. “Series 2021-1 Closing Date” shall mean July 9, 2021. “Series 2021-1 Indenture Supplement” shall mean the Series 2021-1 Indenture Supplement, dated as of the Series 2021-1 Closing Date, by and among the Co-Issuers and the Asset Entities party thereto, as the Obligors, and the Indenture Trustee, pursuant to which the Series 2021-1 Notes identified therein are issued. “Series 2026-1 Indenture Supplement” shall mean the Series 2026-1 Indenture Supplement, dated as of the Closing Date, by and among the Co-Issuers and the Asset Entities party thereto, as the Obligors, and the Indenture Trustee, pursuant to which the Series 2026-1 Notes identified therein are issued. “Series 2026-1 Closing Date” shall mean May 11, 2026. “Series 2021-1 Notes” shall have the meaning set forth in the Series 2021-1 Indenture Supplement. “Series 2026-1 Notes” shall have the meaning set forth in the Series 2026-1 Indenture Supplement.

29 “Series Indenture Supplement” shall mean a series indenture supplement entered into by and among the Co-Issuers and the Asset Entities party thereto, as the Obligors thereunder, and the Indenture Trustee, that authorizes the issuance of a particular Series of Notes pursuant to this Base Indenture and such series indenture supplement pursuant to Section 2.07 hereof. “Similar Law” shall mean the provisions under any U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the fiduciary responsibility provisions of Title I of ERISA or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code. “Specified Amendment” shall mean any amendment to the Transaction Documents in order to (i) allow for the addition of new types of Collateral, (ii) amend the definition of Net Fund Fees, Annualized Recurring Fees, Balance Sheet Interests LTM Return, DSCR or Class A LTV (or any terms directly used in such definitions) in a manner adverse to the Noteholders (iii) decrease the Cash Trap DSCR, (iv) increase the threshold at which a Class A LTV Condition is triggered, or (v) amend the Stipulated Discount Rate used in the calculation of Class A LTV. “Standby Investments” means Blackrock FedFund (31) Dollar Shares, Ticker: TDDXX, CUSIP: 09248U809. “Stipulated Discount Rate” shall mean (i) five percent (56.75%) or (ii) such other percentage with respect to which Rating Agency Confirmation has been obtained. “Tax Restricted Notes” shall mean any Series and Class of Notes for which the Co- Issuers do not receive an opinion from nationally-recognized tax counsel that such Series and Class of Notes will be properly characterized as debt for United States federal income tax purposes (it being understood that such Series and Class of Notes will be designated as “Tax Restricted Notes” in the Series Indenture Supplement for such Series and Class). “Term Notes” shall mean Notes of a Series designated at the time of issuance thereof as “Term Notes” and pursuant to which the Note Principal Balance thereof permanently decreases with any principal payment on such Notes. “Third-Party Interest Rate” shall mean the sum of (i) the rate of interest (compounded monthly) equal to the prime rate as published in The Wall Street Journal and (ii) 3.00%. “Third Party Receipts” shall have the meaning ascribed to it in the Cash Management Agreement. “Transaction Documents” shall mean the Notes, this Base Indenture, the Series Indenture Supplements, each Variable Funding Note Purchase Agreement, the Holdco Guaranties, the Management Agreement, the Cash Management Agreement, the Account Control Agreements, the Collection Account Control Agreement, any other account control agreement(s) and all other documents executed by any Guarantor or any Obligor in connection with the issuance of Notes. “Transaction Parties” shall mean the Parent, the Manager, the Guarantors, the Obligors, the Indenture Trustee, the Initial Purchasers and their respective Affiliates.

30 “Transfer” shall mean any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Note. “Transferee” shall mean any Person who is acquiring by Transfer any Ownership Interest in a Note. “Transferor” shall mean any Person who is disposing by Transfer any Ownership Interest in a Note. “Trust Estate” shall mean all money, instruments, rights and other property that are subject or intended to be subject to the Lien created by this Base Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee on behalf of the Noteholders), including all proceeds thereof. “U.S. Risk Retention Rules” shall mean the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act require “sponsors” (as defined therein) of “securitization transactions” (as defined therein) to retain (and/or arrange for certain other parties to retain) not less than five percent (5%) of the credit risk of the securitized assets. “UCC” shall mean the Uniform Commercial Code in effect in the State of New York. “UK Laws Regulations” shall mean Regulation (EU) 2017/2402 as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018 as amended by the European Union (Withdrawal Agreement) Act 2020 and certain related regulatory technical standards, implementing technical standards and official guidance supplementing such Regulation and applicable national implementing measures. “Undepreciated Book Value” shall mean, with respect to any Portfolio Company Equity Interest or Managed Fund LP Interest, the sum of (i) the book value of such Portfolio Company Equity Interest or Managed Fund LP Interest, calculated in accordance with GAAP, and (ii) the accumulated depreciation with respect to such Portfolio Company Equity Interest or Managed Fund LP Interest. “Uncertificated Note” shall have the meaning ascribed to it in Section 2.01(a)(i). “Underlying Interests” shall have the meaning ascribed to it in Section 8.01(a). “United States” shall mean any State, Puerto Rico, Guam, American Samoa, the U.S. Virgin Islands and other territories or possessions of the United States of America, except with respect to U.S. federal income tax matters in which case it shall have the meaning given to it in the Code. “Variable Funding Note Purchase Agreement” shall mean, for any Class of any Series of Variable Funding Notes, the note purchase agreement pursuant to which the Co-Issuers sell Notes designated at the time of issuance thereof as “Variable Funding Notes” to the note purchasers identified therein.

31 “Variable Funding Notes” shall mean Notes of a Series designated at the time of issuance thereof as “Variable Funding Notes” (including, for the avoidance of doubt, the Series 2021-12026-1 Variable Funding Notes) and pursuant to which the Note Principal Balance thereof may increase and decrease from time to time pursuant to one or more Variable Funding Note Purchase Agreements. “Voting Rights” shall mean the voting rights evidenced by the respective Notes as determined in accordance with Section 12.04. Section 1.02. Rules of Construction. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) accounting terms not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time; (c) “or” is not exclusive; (d) “including” means including without limitation; (e) words in the singular include the plural and words in the plural include the singular; (f) all references to “$” or “USD” are to United States dollars; (g) any agreement, instrument, regulation, directive or statute defined or referred to in this Base Indenture or in any instrument or certificate delivered in connection herewith means such agreement, instrument, regulation, directive or statute as from time to time amended, supplement or otherwise modified in accordance with the terms thereof and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (h) references to a Person are also to its permitted successors and assigns; (i) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Base Indenture, shall refer to this Base Indenture as a whole and not to any particular provision of this Base Indenture, and Section, Schedule and Exhibit references are to this Base Indenture unless otherwise specified; (j) whenever the phrase “in direct order of alphabetical designation” or “highest alphabetical designation” or a similar phrase is used herein, it shall be construed to mean beginning with the letter “A” and ending with the letter “Z”; if any Series or Class is also given a numerical designation (e.g., “A1” or “A2”) the significance thereof shall be set forth in the related Series Indenture Supplement.

32 ARTICLE II THE NOTES Section 2.01. The Notes. (a) Variable Funding Notes. (i) All Variable Funding Notes shall be issued and delivered in fully registered, certificated form (the “Definitive Variable Funding Notes”) or, at the request of a Holder or transferee, in uncertificated, fully registered form evidenced by entry in the Note Registrar (the “Uncertificated Notes”) if provided for in its Series Indenture Supplement. Any Definitive Variable Funding Notes shall be substantially in the form or forms provided for in the Series Indenture Supplement for such Series; provided, however, that any of the Variable Funding Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Base Indenture, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Variable Funding Notes may be admitted to trading, or to conform to general usage. The Variable Funding Notes shall be issued in minimum denominations of $25,000 and in any whole dollar denomination in excess thereof. With respect to any Uncertificated Note, the Indenture Trustee shall provide to the applicable Holder, upon request of such Holder, after registration of the Uncertificated Note in the Note Register by the Note Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit G attached hereto. (ii) The Variable Funding Notes (other than Uncertificated Notes) shall be executed by manual or electronic signature by an Authorized Officer of the Co-Issuers. Variable Funding Notes bearing the manual signatures of individuals who were at any time the Authorized Officers of the Co-Issuers shall be entitled to all benefits under this Base Indenture, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Variable Funding Notes or did not hold such offices at the date of such Variable Funding Notes. No Variable Funding Note (other than Uncertificated Notes) shall be entitled to any benefit under this Base Indenture, or be valid for any purpose, however, unless there appears on such Variable Funding Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual or facsimileelectronic signature, and such certificate of authentication upon any Variable Funding Note shall be conclusive evidence, and the only evidence, that such Variable Funding Note has been duly authenticated and delivered hereunder. The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver (or register in the case of Uncertificated Notes) any Variable Funding Notes executed by the Co-Issuers for issuance pursuant to this Base Indenture. All Variable Funding Notes shall be dated the date of their authentication (or registration, in the case of Uncertificated Notes). The aggregate principal amount of Variable Funding Notes which may be authenticated and delivered (or with respect to Uncertificated Notes, registered) under this Base Indenture shall be unlimited.

33 (iii) Except as otherwise expressly provided herein: (A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Base Indenture and its applicable Series Indenture Supplement; (B) with respect to any Uncertificated Note, (a) references herein to authentication and delivery shall be deemed to refer to creation of an entry for such Uncertificated Note in the Note Register and registration of such Uncertificated Note the name of the owner, (b) references herein to cancellation of a Uncertificated Note shall be deemed to refer to de-registration of such Uncertificated Note and (c) references herein to the date of authentication of a Uncertificated Note shall refer to the date of registration of such Uncertificated Note in the Note Register in the name of the owner thereof; and (C) references to execution of Notes by the Co-Issuers, to surrender of the Notes and to presentment of the Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 2.02 relating to surrender of the Notes shall apply equally to deregistration of Uncertificated Notes. (iv) For the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note. In connection with (x) and (y) in the preceding sentence, the Indenture Trustee shall require a written request for registration or de-registration, as applicable, to be signed by the Holder and medallion guaranteed. (v) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note. (vi) Each Definitive Variable Funding Note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Note shall be cancelled and de-registered by the Note Registrar. Each of the Uncertificated Notes may be exchanged in its entirety for a Definitive Variable Funding Note and, upon complete exchange thereof, such Uncertificated Note shall be de-registered by the Note Registrar. In connection with such exchanges, the applicable Holder shall request such exchange in writing to the Co-Issuers and Indenture Trustee, provide the Indenture Trustee with such documents as it may require to effect such exchange and provide customary documentation as may be required by the Indenture Trustee and the Note Registrar. (vii) Any Variable Funding Notes must be designated as “Class A-1 Notes” and no Notes that are not Variable Funding Notes may be designated as “Class A-1 Notes.” No more than one Series of Variable Funding Notes may be outstanding at any time. (viii) Subject to satisfaction of the conditions precedent set forth in the applicable Variable Funding Note Purchase Agreement, the Co-Issuers may increase the Outstanding Note Principal Balance in the manner provided in the Variable Funding Note Purchase

34 Agreement. Upon each such increase, the Indenture Trustee shall, or shall cause the Note Registrar to, indicate in the Note Register such increase. (b) Term Notes. (i) The Term Notes shall be substantially in the form attached as Exhibit A-1 or A-2, as applicable; provided, further, that any of the Term Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Base Indenture, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes may be admitted to trading, or to conform to general usage. The Term Notes shall be issuable in book-entry form and in accordance with Section 2.03 beneficial ownership interests in the Book-Entry Notes shall initially be held and transferred through the book- entry facilities of the Depositary. The Notes shall be issued in minimum denominations of $25,000 and in any whole dollar denomination in excess thereof; provided, that unless set forth in the applicable Series Indenture Supplement, Tax Restricted Notes shall be issued in minimum denominations of $1,000,000 and in integral multiples of $1.00 in excess thereof. (ii) The Term Notes shall be executed by manual or facsimileelectronic signature by an Authorized Officer of the Co-Issuers. The Term Notes bearing the manual signatures of individuals who were at any time the Authorized Officers of the Co-Issuers shall be entitled to all benefits under this Base Indenture, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Term Notes or did not hold such offices at the date of such Term Notes. No Term Note shall be entitled to any benefit under this Base Indenture, or be valid for any purpose, however, unless there appears on such Term Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual or facsimileelectronic signature, and such certificate of authentication upon any Term Note shall be conclusive evidence, and the only evidence, that such Term Note has been duly authenticated and delivered hereunder. The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver any Term Notes executed by the Co-Issuers for issuance pursuant to this Base Indenture. All Term Notes shall be dated the date of their authentication. (iii) The aggregate principal amount of the Term Notes which may be authenticated and delivered under this Base Indenture shall be unlimited. Section 2.02. Registration of Transfer and Exchange of Notes. (a) The Co-Issuers may, at their own expense, appoint any Person with appropriate experience as a securities registrar to act as Note Registrar hereunder; provided, that in the absence of any other Person appointed in accordance herewith acting as Note Registrar, the Indenture Trustee agrees to act in such capacity in accordance with the terms hereof. The Note Registrar shall be subject to the same standards of care (other than the standard of care applicable to the Indenture Trustee after an Event of Default of which a Responsible Officer of the Indenture

35 Trustee receives written notice or has Knowledge occurs and is continuing), limitations on liability and rights to indemnity as the Indenture Trustee, and the provisions of Sections 11.01, 11.02, 11.03, 11.04, 11.05(b), and 11.05(c) shall apply to the Note Registrar to the same extent that they apply to the Indenture Trustee and with the same rights of recovery. Any Note Registrar appointed in accordance with this Section 2.02(a) may at any time resign by giving at least 30 days’ advance written notice of resignation to the Indenture Trustee and the Co-Issuers. The Co-Issuers may at any time terminate the agency of any Note Registrar appointed in accordance with this Section 2.02(a) by giving written notice of termination to such Note Registrar. If a successor Note Registrar does not take office within 30 days after the outgoing Note Registrar resigns or is removed, the outgoing Note Registrar may petition any court of competent jurisdiction for the appointment of a successor Note Registrar. At all times during the term of this Base Indenture, there shall be maintained at the office of the Note Registrar a Note Register in which, subject to such reasonable regulations as the Note Registrar may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided (or as set forth in any Series Indenture Supplement with respect to the transfer and registration or de-registration of any Uncertificated Note). The Co-Issuers and the Indenture Trustee shall have the right to inspect the Note Register or to obtain a copy thereof at all reasonable times, and to rely conclusively thereon as to the information set forth in the Note Register. Upon written request of any Noteholder of record made for purposes of communicating with other Noteholders with respect to their rights under this Base Indenture (which request must be accompanied by a copy of the communication that the Noteholder proposes to transmit), the Note Registrar, within 30 days after the receipt of such request, must afford the requesting Noteholder access during normal business hours to, or deliver or otherwise make available to the requesting Noteholder a copy of, the most recent list of Noteholders held by the Note Registrar. Every Noteholder, by receiving such access, agrees with the Note Registrar and the Indenture Trustee that neither the Note Registrar nor the Indenture Trustee will be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Noteholder, regardless of the source from which such information was derived. (b) No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. No transfer, sale, pledge or other disposition of any Tax Restricted Note or interest therein shall be made unless such transfer, sale, pledge or other disposition is otherwise made in accordance with Section 2.02(k) and, if such transfer, sale, pledge or other disposition is to be made to a Benefit Plan Investor or Management Affiliate, the Co-Issuers or their agent has provided its written consent to such transfer, sale, pledge or other disposition. Except as otherwise provided in a Series Indenture Supplement for a Series of Variable Funding Notes, if a transfer of any Note that constitutes a Definitive Note (or Uncertificated Note) is to be made (or Uncertificated Notes registered) without registration under the Securities Act (other than in connection with the initial issuance of the Notes or a transfer of a Book-Entry Note to a successor Depositary as contemplated by Section 2.03(c)), then such transfer

36 will not be registered by the Note Registrar unless it receives: (i) a certification from such Noteholder’s prospective Transferee substantially in the form attached hereto as Exhibit B-1 and a certification from such Noteholder substantially as Exhibit B-2; or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Co-Issuers, the Indenture Trustee, the Manager or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer and/or such Noteholder’s prospective Transferee on which such Opinion of Counsel is based. The transfer, sale, pledge or other disposition of any Class of a Series of Variable Funding Notes shall be subject to the terms of the Series Indenture Supplement for such Series and the applicable Variable Funding Note Purchase Agreement. If a transfer of any interest in a Global Note is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Book-Entry Notes), then the Holder is deemed to represent to the Co-Issuers and the Indenture Trustee that it is both a Qualified Institutional Buyer and a Qualified Purchaser and is acquiring a Global Note (or interest therein) for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are both Qualified Institutional Buyers and Qualified Purchasers). Except as provided in the following two paragraphs, no interest in a Global Note for any Class of Book- Entry Notes shall be transferred to any Person who takes delivery other than in the form of an interest in such Global Note. None of the Co-Issuers, the Indenture Trustee nor the Note Registrar shall be obligated to register or qualify any Class of Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Base Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect a transfer, sale, pledge or other disposition of any Note or interest therein shall, and does hereby agree to, indemnify the Obligors, the Guarantors, the Initial Purchasers, the Indenture Trustee, the Manager and the Note Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. (c) No transfer of any Note or any interest therein shall be made to any Plan or to any Person who is directly or indirectly acquiring such Note on behalf of, as fiduciary of, as trustee of, or with the assets of, a Plan, except in each such case, in accordance with the following provisions of this Section 2.02(c). Any attempted or purported transfer of a Note in violation of this Section 2.02(c) will be null and void and vest no rights in any purported Transferee. The Note Registrar shall not register the transfer of a Note that constitutes a Definitive Note (or Uncertificated Note) or the transfer of an interest in a Book-Entry Note that following such purported transfer will constitute a Definitive Note unless the Note Registrar has received from the prospective Transferee a certification that either (i) such prospective Transferee is not a Plan or any person who is acquiring or holding such Note or any interest therein on behalf of, as fiduciary of, as trustee of, or withwith the assets of, any Plan, or (ii) such acquisition and

37 holding by such Transferee of such Note or any interest therein will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a similar violation of any applicable Similar Law. It is hereby acknowledged that either of the form of certification attached hereto as Exhibit B-2 is acceptable for purposes of the preceding sentence. If a transfer of any interest in a Note is to be made and is permitted without delivering to the Note Registrar a certification as provided in this Section 2.02(c), the prospective Transferee of such Note, by its acquisition of such Note (or an interest therein), shall be deemed to have represented and warranted that either (i) it is not acquiring such Note or any interest therein with the assets of any Plan or (ii) such acquisition and holding of such Note or any interest therein by such Transferee of such Note or any interest therein will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a similar violation of any applicable Similar Law. (d) If a Person is acquiring a Note as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Note Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Note Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications or agreements with respect to each such account as set forth in subsections (b), (c), (d)0 or (k), as appropriate, of this Section 2.02. (e) Subject to the preceding provisions of this Section 2.02, upon surrender for registration of transfer of any Note at the offices of the Note Registrar maintained for such purpose (or as set forth in any Series Indenture Supplement with respect to the transfer and registration or de-registration of any Uncertificated Note), one or more new Notes of authorized denominations of the same Class and Series evidencing a like aggregate Percentage Interest (except in the case of Uncertificated Notes) shall be executed, authenticated and delivered, in the name of the designated transferee or transferees, in accordance with Section 2.01(b)(ii). (f) At the option of any Noteholder, its Notes may be exchanged for other Notes of authorized denominations of the same Class and Series evidencing a like aggregate Percentage Interest, upon surrender (or de-registration) of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange (or de-registration), the Notes which the Noteholder making the exchange is entitled to receive shall be executed, authenticated and delivered (or registered in the case of Uncertificated Notes) in accordance with Section 2.01(b)(ii). (g) Every Definitive Note (other than Uncertificated Notes) presented or surrendered for transfer or exchange (or de-registration)and each request for transfer of an Uncertificated Note shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to, the Note Registrar duly executed by the Noteholder thereof or its attorney duly authorized in writing with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the

38 Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. (h) No service charge shall be imposed for any transfer or exchange (or de- registration) of Notes, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange (or de-registration) of Notes. (i) All Notes surrendered for transfer and exchange (other than Uncertificated Notes) shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its standard procedures. (j) The Note Registrar shall provide to each of the other parties hereto, upon reasonable written request and at the expense of the requesting party, an updated copy of the Note Register. (k) Notwithstanding anything herein to the contrary, any beneficial interest in any Tax Restricted Note may be transferred (directly or indirectly) only if (i) the Transferor of such beneficial interest notifies the Note Registrar in writing of its intention to Transfer such beneficial interest and (ii) such notice (1) identifies the Transferee, (2) contains a transfer certificate executed by the Transferee substantially in the form of Exhibit B-3, (3) contains any other information reasonably requested by the Note Registrar and (4) is delivered to the Co-Issuers, the Note Registrar and the independent public accountants of the Co-Issuers. The Note Registrar may conclusively rely on (i) any such notice, certificate and information and shall have no duty to make further inquiry, including any duty to inquire whether a holder holds for the account of one or more other persons and (ii) information provided to it by the Initial Purchasers on the Closing Date with respect to the Holders and Beneficial Owners on the Closing Date. Notwithstanding anything herein to the contrary, no transfer of any beneficial interest in any Tax Restricted Note of a Series shall be permitted if such transfer would (i) result in there being collectively more than the number of Persons specified in the applicable Series Indenture Supplement that may be beneficial holders of Tax Restricted Notes or (ii) cause the Co-Issuers’ underlying assets to be deemed to be “plan assets” of “benefit plan investors” within the meaning of the Plan Asset Regulations. Any purported sales or Transfers of any beneficial interest in a Tax Restricted Note to a Transferee which does not comply with the requirements of this paragraph shall be null and void ab initio. (l) [Reserved].Each Holder of a Definitive Note or Uncertificated Note by its acceptance of its Note, agrees that it shall timely furnish the Indenture Trustee (or the Co-Issuers or related Initial Purchaser who shall forward such information to the Indenture Trustee with a certification that it was received from the Noteholder) with payment instructions (including name, address, email address and wire instructions) in a format acceptable to the Indenture Trustee and shall update or replace such instructions in accordance with the Indenture Trustee’s required procedures. The Indenture Trustee may rely on the most recent information received and shall have no duty, obligation or responsibility to verify any information received from a Noteholder, the Co- Issuer or the related Initial Purchaser.

39 (m) Neither the Indenture Trustee nor the Note Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Base Indenture or under applicable law with respect to the transfer of any Note (and registration or de-registration of any Uncertificated Note) or the transfer of any interest in any Book-Entry Note other than to require delivery of the certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Base Indenture, and to examine the same to determine substantial compliance on their face to the express requirements of this Base Indenture. In connection with the transfer of any Note or the transfer of any interest in any Book-Entry Note pursuant to this Base Indenture, the Indenture Trustee and the Note Registrar shall be under no duty to inquire into the validity, legality and due authorization of such transfer pursuant to this Base Indenture. Section 2.03. Book-Entry Notes. (a) Each Class and Series of Term Notes shall initially be issued as one or more Notes registered in the name of the Depositary or its nominee and, except as provided in Section 2.03(c), transfer of such Notes may not be registered by the Note Registrar unless such transfer is to a successor Depositary that agrees to hold such Notes for the respective Note Owners with Ownership Interests therein. Such Note Owners shall hold and, subject to Sections 2.02(b), 2.02(c) and 2.02(k), transfer their respective ownership interests in and to such Notes through the book- entry facilities of the Depositary and, except as provided in Section 2.03(c), shall not be entitled to Definitive Notes in respect of such ownership interests. Term Notes of each Class and Series of Notes initially sold in reliance on Rule 144A shall be represented by the Global Note for such Class and Series, which shall be deposited with the DTC Custodian for the Depositary and registered in the name of Cede & Co. as nominee of the Depositary. All transfers by Note Owners of their respective ownership interests in the Book-Entry Notes shall be made in accordance with the procedures established by the DTC Participant or brokerage firm representing each such Note Owner. Each DTC Participant shall only transfer the ownership interests in the Book-Entry Notes of Note Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depositary’s normal procedures. (b) The Co-Issuers, the Indenture Trustee and the Note Registrar shall for all purposes, including the making of payments due on the Book-Entry Notes, deal with the Depositary as the authorized representative of the Note Owners with respect to such Notes for the purposes of exercising the rights of Noteholders hereunder. The rights of Note Owners with respect to the Book-Entry Notes shall be limited to those established by law and agreements between such Note Owners and the DTC Participants and indirect participating brokerage firms representing such Note Owners. Multiple requests and directions from, and votes of, the Depositary as holder of the Book-Entry Notes with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Note Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and shall give notice to the Depositary of such record date. (c) Notes initially issued in the form of Book-Entry Notes will thereafter be issued as Definitive Notes to applicable Note Owners or their nominees, rather than to DTC or its nominee, only if the Co-Issuers advise the Indenture Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Notes

40 and the Co-Issuers are unable to locate a qualified successor. Upon the occurrence of the event described in the preceding sentence, the Indenture Trustee will be required to notify, in accordance with DTC’s procedures, all DTC Participants (as identified in a listing of DTC Participant accounts to which each Class of Global Notes is credited) through DTC of the availability of such Definitive Notes. Upon surrender by DTC of the Global Notes, together with instructions for re-registration, the Indenture Trustee or other designated party will be required to issue to the Note Owners identified in such instructions the Definitive Notes to which they are entitled, and thereafter the holders of such Definitive Notes will be recognized as Noteholders under the Indenture. (d) None of the Obligors, the Guarantors, the Manager, the Indenture Trustee, the Note Registrar or the Initial Purchasers will have any responsibility for the performance by DTC or its direct or indirect DTC Participants of their respective obligations under the rules and procedures governing their operations. Section 2.04. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Note Registrar such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of actual written notice to the Indenture Trustee or the Note Registrar that such Note has been acquired by a bona fide purchaser, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class and Series and of like Percentage Interest shall be executed, authenticated and delivered in accordance with Section 2.01(b)(ii) (or registered in accordance with Section 2.01(a), in the case of an Uncertificated Note). Upon the issuance of any new Note under this Section 2.04, the Indenture Trustee and the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Indenture Trustee and the Note Registrar) connected therewith. Any replacement Note issued (or registered in the case of Uncertificated Notes) pursuant to this Section 2.04 shall constitute complete and indefeasible evidence of ownership of such Note, as if originally issued, whether or not the lost, stolen or destroyed Note shall be found at any time. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a protected purchaser (within the meaning of Section 8-303 of the New York UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Co- Issuers and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Co-Issuers or the Indenture Trustee in connection therewith. Section 2.05. Persons Deemed Owners. Prior to due presentment for registration of transfer, the Co-Issuers, the Indenture Trustee, the Note Registrar and any agent of any of them may treat the Person in whose name any Note (or any transfer or de-registration of Uncertificated Notes) is registered as the owner of such Note for the purpose of receiving payments pursuant to

41 Article V and for all other purposes whatsoever, and none of the Co-Issuers, the Indenture Trustee, the Note Registrar or any agent of any of them shall be affected by notice to the contrary. Section 2.06. Certification by Note Owners. (a) Each Note Owner is hereby deemed, by virtue of its acquisition of an ownership interest in the Book-Entry Notes, to agree to comply with the transfer requirements of Section 2.02(c) and, if applicable, Section 2.02(k). (b) To the extent that under the terms of this Base Indenture it is necessary to determine whether any Person is a Note Owner, the Indenture Trustee may conclusively rely on a certificate of such Person which will specify, in a form reasonably satisfactory to the Indenture Trustee, the Class, the Series and the Note Principal Balance of the Global Note beneficially owned by such Person. Section 2.07. Notes Issuable in Series. The Notes of the Co-Issuers may be issued in one or more Series. Any series of Variable Funding Notes may be uncertificated if provided for in its Series Indenture Supplement. Each Series shall be issued pursuant to a Series Indenture Supplement (it being understood that a single Series Indenture Supplement may provide for more than one Series). There shall be established in one or more Series Indenture Supplements, prior to the issuance of Notes of any Series: (i) the title of the Notes of such Series (which shall distinguish the Notes of such Series from Notes of other Series) and whether such Notes will be Variable Funding Notes or Term Notes; (ii) any limit upon the aggregate principal balance of the Notes of such Series that may be authenticated and delivered (other than with respect to Uncertificated Notes, which may be registered) under this Base Indenture (except for Notes authenticated and delivered (or with respect to Uncertificated Notes, registered) upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such Series pursuant to Section 2.02 or Section 2.04); (iii) the rate or rates at which the Notes of such Series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable (in each case to the extent such items are not specified herein or if specified herein to the extent such items are modified by such Series Indenture Supplement); (iv) what action by the Co-Issuers are necessary to satisfy the condition of obtaining or delivering a Rating Agency Confirmation hereunder from the applicable Rating Agencies (including, if applicable, any notice related information for such Rating Agencies); (v) whether such Series is a Series of Variable Funding Notes;

42 (vi) whether the Notes of such Series are Uncertificated Notes, Book-Entry notes or Definitive Notes; (vii) if such Series includes the issuance of Tax Restricted Notes, the maximum number of beneficial holders of Tax Restricted Notes of such Series for purposes of Section 2.02(k); and (viii) any other terms of such Series (which terms shall not be inconsistent with the provisions of this Base Indenture except to the extent that such Series Indenture Supplement also constitutes an amendment of this Base Indenture pursuant to Article XIII). The Notes of a Series may have more than one settlement or issue date. The Notes of each Series will be assigned to one or more Classes and, with respect to any Series of Notes issued after the date hereof, shall satisfy the requirements of Section 2.12(c) as of the date of issuance. The Co-Issuers agree that they will not designate, for any Series and Class of Notes that are Tax Restricted Notes, a maximum number of beneficial holders for such Series and Class of Tax Restricted Notes that would cause the aggregate maximum number of beneficial holders and beneficial owners for all Series and Classes of Tax Restricted Notes then Outstanding, collectively with the aggregate number of beneficial holders of any other interests in the Co-Issuers that are or may be treated as equity of the Co-Issuers for U.S. federal income purposes, as determined for purposes of Treasury Regulations Section 1.7704-1(h), to exceed 90. For the avoidance of doubt, neither the Indenture Trustee nor the Note Registrar shall be under any obligation to monitor the number of beneficial holders for any Series or Class of Notes that are Tax Restricted Notes. Section 2.08. Principal Amortization. Prior to the Anticipated Repayment Date for a Series of Notes, unless prior thereto (i) an Amortization Period commences and is continuing, (ii) the maturity of such Series of Notes is accelerated following the occurrence and continuation of an Event of Default, (iii) a Class A LTV Condition occurs, or (iv) an Expense Cash Flow Sweep Period exists (v) the conditions to release of funds to the Co-Issuers from the Escrow Account are not satisfied or (vi) with respect to the Series 2021-12026-1 Variable Funding Notes, if any Series of Notes is subject to an ARD Period, and except as otherwise provided in Section 2.09, Section 7.29 or the Series Indenture Supplement for such Series, no principal shall be required to be paid with respect to such Series. The Class Principal Balance of each Class of Notes, to the extent not earlier paid, shall be due and payable in its entirety on the Rated Final Payment Date for such Class. Section 2.09. Prepayments. (a) The Co-Issuers may, at their option, prepay the Notes of any Series in whole or in part, either in connection with the sale, assignment or other disposition of Collateral pursuant to Section 7.29 or without disposing of Collateral, on any date; provided that (i) the Co-Issuers shall have provided at least five (5) Business Days’ written notice of such prepayment to the Indenture Trustee (who shall forward such notice to the Noteholders by posting to the Indenture Trustee’s website) and (ii) such prepayment is accompanied by all accrued and unpaid interest on

43 the principal amount of the Notes being prepaid through the date of such prepayment and any applicable Prepayment Consideration if such prepayment occurs prior to the ARD Prepayment Date with respect to such Series; provided that payment of any Prepayment Consideration shall be subject to Section 2.09(d). On the date of any prepayment in connection with which Prepayment Consideration is payable, the Indenture Trustee or the Paying Agent, at the written direction of the Manager, shall pay such Prepayment Consideration received in respect of any Class or Series of Notes to the Holders of the corresponding Class or Series of Notes pro rata based on the amount prepaid on each such Note. Such prepayment shall be subject in all respects to the applicable requirements of the Depositary in connection with any prepayment and the Indenture Trustee shall have no responsibility or liability for the failure or delay of any such prepayments due to lack of compliance (other than, subject to timely receipt of any information or documents required for its compliance, by the Indenture Trustee or the Paying Agent) with the applicable requirements of or any other policies and procedures of the Depositary or any other act or omission of the Depositary. (b) In connection with each sale, assignment, transfer or other disposition of one or more Portfolio Company Equity Interests or Managed Fund LP Interests (or the Equity Interests of any Asset Entity that holds only Portfolio Company Equity Interests or Managed Fund LP Interests) pursuant to Section 7.29, the Co-Issuers shall prepay the Notes in an amount such that the pro forma Class A LTV immediately following such disposition and such prepayment is less than or equal to thirty-five percent (35%). With respect to any such prepayment in connection with a disposition of Collateral, the Co-Issuers shall first repay the principal amount of any Class A-1 Notes on a pro rata basis, and then shall repay the principal of any Term Notes in alphabetical order, starting with the Class A-2 Notes, on a pro rata basis. (c) Optional partial prepayments made in conformity with the provisions of this Section 2.09 shall be applied to the Classes of all Notes of all Series in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority); provided that (x) optional prepayments may be directed by the Co-Issuers to be applied to Notes of a particular Series in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority) and (y) optional prepayments of the Class A Notes which do not prepay the Class A Notes in full, may be directedallocated at the discretion of the Co-Issuers either toas between the Class A-1 Notes or the Class A-2 Notes. (d) Except as provided in the Series Indenture Supplement with respect to a Series of Notes, Prepayment Consideration shall not be payable in connection with (i) any prepayments of any Variable Funding Notes, (ii) other than in connection with a disposition of any Collateral, any prepayment of any Series of Notes after the applicable Anticipatedlast day of the RPrepayment DateConsideration Period, (iii) any optional prepayments made with funds on deposit in the Cash Trap Reserve Account, (iv) prepayments during an Amortization Period or after the occurrence and during the continuance of an Event of Default, (v) the payment of any Class A LTV Sweep Amount or a mandatory prepayment made during an Expense Cash Flow Sweep Period or (vi) any mandatory prepayment made with funds on deposit in the Escrow Account, other than in connection with the disposition of any Collateral before the last day of the Prepayment Consideration Period. Any Prepayment Consideration due shall be paid in accordance with the priorities set forth in Section 5.01(a). Prepayment Consideration that is not paid when

44 due if funds are not available to make such payment pursuant to Section 5.01(a) shall not bear interest. Section 2.10. Post-ARD Additional Interest. Additional interest (“Post-ARD Additional Interest”) shall begin to accrue from and after the respective Anticipated Repayment Dates with respect to each Class of Notes on the Note Principal Balance thereof at a per annum rate (each, a “Post-ARD Additional Interest Rate”) equal to (x) in the case of a Series of Variable Funding Notes, 5% per annum and (y) in the case of a Series of Term Notes, the rate determined by the Manager as of the applicable Anticipated Repayment Date to be the greater of (i) 5% per annum and (ii) the amount, if any, by which the sum of the following exceeds the Note Rate for such Note: (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the Anticipated Repayment Date for such Note of the United States Treasury Security having a term closest to ten (10) years, plus (B) 5%, plus (C) the Post-ARD Note Spread applicable to such Note. The Post-ARD Additional Interest accrued for any Note shall not be payable on any Payment Date until all required payments in respect of the Note Principal Balance of all Notes have been made. The Manager shall provide written notice to the Indenture Trustee of the Post-ARD Additional Interest Rate. In no event shall the Indenture Trustee be obligated to recalculate or verify the Post- ARD Additional Interest Rate. Prior to such time, the Post ARD Additional Interest shall be deferred and added to any Post ARD Additional Interest previously deferred and remaining unpaid (the “Deferred Post-ARD Additional Interest”). Deferred Post-ARD Additional Interest shall not bear interest. Section 2.11. Defeasance. (a) The Co-Issuers may at any time prior to the Anticipated Repayment Date of any outstanding Series of Term Notes, upon ten (10) Business Days’ written notice to the Indenture Trustee (such Payment Date, the “Defeasance Payment Date”), obtain the release from all covenants of this Base Indenture relating to ownership and operation of the Collateral by delivering United States government securities providing for payments that replicate the required payments with respect to the Term Notes then outstanding on each Payment Date, including, Indenture Trustee Fees, if any, through the first Payment Date, for the applicable Notes of each such Series, on which such Term Notes could be prepaid without payment of any Prepayment Consideration (including payment in full of the principal of such Notes on such Payment Date); provided, that all Variable Funding Notes have been paid in full and the Class A-1 Commitment Amount of all Variable Funding Notes has been irrevocably reduced to zero; provided, further, that (i) no Event of Default has occurred and is continuing; (ii) the Co-Issuers shall pay or deliver on the date of such defeasance (the “Defeasance Date”) (a) all interest accrued and unpaid on the Outstanding Class Principal Balance of each Class of Notes to but not including the Defeasance Date (and, if the Defeasance Date is not a Payment Date, the interest that would have accrued to but not including the next Payment Date), (b) all other sums then due under each Class of Notes and all other Transaction Documents executed in connection therewith, including any costs incurred in connection with such defeasance, and (c) U.S. government securities providing for payments equal to the Scheduled Defeasance Payments; and (iii) receipt of a Ratings Agency Confirmation. In addition, the Co-Issuers shall deliver to the Indenture Trustee (1) a security agreement granting the Indenture Trustee on behalf of the Noteholders a first priority perfected security interest in the U.S. government securities so delivered by the Co-Issuers, (2) an Opinion of Counsel as to the

45 enforceability and perfection of such security interest and (3) a confirmation by an Independent certified public accounting firm that the U.S. government securities so delivered are sufficient to pay all interest due from time to time after the Defeasance Date (or if the Defeasance Date is not a Payment Date, due after the next Payment Date) and all principal due upon maturity for each Class of Notes, and all Indenture Trustee Fees. The Co-Issuers, pursuant to the security agreement described above, shall authorize and direct that the payments received from the U.S. government securities shall be made directly to the Indenture Trustee and applied to satisfy the obligations of the Co-Issuers under the Notes and the other Transaction Documents. (b) If the Asset Entities will continue to own any material assets other than the U.S. government securities delivered in connection with the defeasance, the Co-Issuers shall establish or designate a special-purpose bankruptcy-remote successor entity acceptable to the Indenture Trustee (acting solely at the direction of the Controlling Class Representative), with respect to which a substantive non-consolidation Opinion of Counsel reasonably satisfactory to the Indenture Trustee (acting solely at the direction of the Controlling Class Representative) has been delivered to the Indenture Trustee and to transfer to that entity the pledged U.S. government securities. The new entity shall assume the obligations of the Co-Issuers under the Notes being defeased and the security agreement and the Obligors and the Guarantors shall be relieved of their obligations in respect thereof under the Transaction Documents. The Co-Issuers shall pay Ten Dollars ($10) to such new entity as consideration for assuming such obligations. (c) If the Co-Issuers satisfy the requirements of Section 2.11(a) to defease the Notes and delivers to the Indenture Trustee an Officer’s Certificate of the Co-Issuers and an Opinion of Counsel in compliance with Section 15.01, the Indenture Trustee shall promptly execute, acknowledge and deliver to the Obligors a release of the Collateral under the applicable Transaction Documents in recordable form to the extent applicable for such release; provided that the Obligors shall, at their sole expense, prepare any and all documents and instruments necessary to effect such release, all of which shall be subject to the reasonable approval of the Indenture Trustee, and the Obligors shall pay all costs reasonably incurred by the Indenture Trustee (including reasonable attorneys’ fees and disbursements) in connection with the review, execution and delivery of the documents and instruments necessary to effect such release. Section 2.12. Additional Collateral; Additional Asset Entities; Additional Notes. (a) From time to time, the Co-Issuers may contribute additional collateral for the Notes, either through acquisition or assumption by an existing Asset Entity (each such additional item of collateral, “Additional Collateral”) or, subject to Section 2.12(b), through the addition of an Additional Asset Entity holding such Additional Collateral; provided that (i) each such item of Additional Collateral that consists of Managed Fund LP Interests or Portfolio Company Equity Interests shall relate to digital infrastructure investments and related equipment or technologies and may not be related solely to real estate investments and (ii) if, as of the date such Additional Collateral is added, the aggregate Undepreciated BookCarrying Value pursuant to the most recent financial statements of DigitalBridge of the Additional Collateral consisting of Managed Fund LP Interests and Portfolio Company Equity Interests added as Additional Collateral since the Series 2021-1 Closing Date (and included in the Collateral as of the date such Additional Collateral is added) would be greater than twenty five percent (25%) of the Undepreciated BookCarrying Value of the Managed Fund LP Interests and Portfolio Company Equity Interests

46 included in the Collateral as of the Series 2021-1 Closing Date, the Co-Issuers shall obtain a Rating Agency Confirmation. (b) Each Additional Asset Entity holding Additional Collateral shall execute and deliver to the Indenture Trustee a Joinder Agreement (provided that the Indenture Trustee has no obligation to review such agreement). (c) The Co-Issuers may at any time and from time to time issue additional Series of Notes (“Additional Notes”) in one or more Classes pursuant to a Series Indenture Supplement; provided that if any Notes (other than the Additional Notes) shall remain outstanding after the issuance of such Additional Notes (such Notes, “Continuing Notes”) the following conditions shall be satisfied with respect to such issuance: (A) the Additional Notes of a particular Class rank pari passu with the Continuing Notes, if any, of the Class of Notes bearing the same alphabetical (and numeric, if any) Class designation (regardless of Series or date of issuance), although such Class of Notes may have other characteristics different than the Continuing Notes and may have an expected maturity date earlier than the Anticipated Repayment Date for any Series of Continuing Notes; (B) a Rating Agency Confirmation with respect to each Series of Continuing Notes is obtained from each Rating Agency that rated such Series of Continuing Notes; (C) if the Additional Notes are being issued without the addition of any Additional Collateral and the net proceeds of such Additional Notes are not being applied to refinance existing Notes, the pro forma DSCR after such issuance is at least 2.00x; (D) the Indenture Trustee and the Co-Issuers receive an Opinion of Counsel (which opinion may contain similar assumptions and qualifications as are contained in the Opinion of Counsel with respect to the tax treatment of the Series 2021- 12026-1 Notes delivered on the Series 2021-1 Closing Date) to the effect that the issuance of such Additional Notes shall not (x) cause any of the Continuing Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulations Section 1.1001-3, (y) cause the Issuer or the Co-Issuer to be taxable as other than a partnership or disregarded entity for United States federal income tax purposes or (z) cause any of the Continuing Notes that are characterized as indebtedness for United States federal income tax purposes to be characterized as other than indebtedness for United States federal income tax purposes; (E) no Class A LTV Condition, Expense Cash Flow Sweep Period or Amortization Period is then in effect; and (F) the Indenture Trustee receives an Officer’s Certificate of the Co-Issuers and an Opinion of Counsel stating that all conditions precedent to the issuance of the Additional Notes under this Base Indenture have been satisfied. (d) Variable Funding Notes of a Series of Notes may have an Anticipated Repayment Date that is earlier than the Anticipated Repayment Date for any other Notes in the same Series. In the event that the Outstanding principal balance of such Variable Funding Notes is not paid in full, extended or otherwise refinanced in full (including pursuant to a renewal of the commitments of such Variable Funding Notes) on or prior to the Anticipated Repayment Date for such Variable Funding Notes, no Amortization Period shall commence and no Event of Default shall occur, but the Co-Issuers’ ability to borrow any additional amounts under such Variable Funding Notes shall be terminated as described in the related Series Indenture Supplement. In connection with the addition of any Additional Collateral or Additional Asset Entity pursuant to Section 2.12(a), the Manager shall deliver to the Indenture Trustee an Officer’s

47 Certificate that includes a certification that the applicable conditions of Section 2.12(a) and Section 2.12(b) have been satisfied. Section 2.13. Section 3(c)(7) Procedures (a) DTC Actions. The Co-Issuers will direct DTC to take the following steps in connection with the Global Notes (or such other appropriate steps regarding legends of restrictions on the Global Notes under Section 3(c)(7) of the Investment Company Act and Rule 144A as may be customary under DTC procedures at any given time): (i) The Co-Issuers will direct DTC to include the marker “3c7” in the DTC 20 character security descriptor and the 48-character additional descriptor for the Global Notes. (ii) The Co-Issuers will direct DTC to cause each physical deliver order ticket that is delivered by DTC to purchasers to contain the 20-character security descriptor. The Co-Issuers will direct DTC to cause each deliver order ticket that is delivered by DTC to purchasers in electronic form to contain a “3c7” indicator and a related user manual for participants. Such user manual will contain a description of the relevant restrictions imposed by Section 3(c)(7) of the Investment Company Act. (iii) On or prior to the Series 2021-1 Closing Date, the Co-Issuers will instruct DTC to send a Section 3(c)(7) Notice to all DTC participants in connection with the offering of the Global Notes. (iv) The Co-Issuers will from time to time (upon the request of the Indenture Trustee) make a request to DTC to deliver to the Co-Issuers a list of all DTC Participants holding an interest in the Global Notes. (v) The Co-Issuers will cause each CUSIP number obtained for a Global Note to have a fixed field containing “3c7” and “144A” indicators, as applicable, attached to such CUSIP number. (b) Bloomberg Screens, Etc. The Co-Issuers will from time to time request all third-party vendors to include on screens maintained by such vendors appropriate legends regarding restrictions on the Global Notes under Section 3(c)(7) of the Investment Company Act and Rule 144A. ARTICLE III ACCOUNTS Section 3.01. Establishment of Control Accounts, the Collection Account and the Reserve Accounts. (a) On or prior to the date hereof, an Eligible Account shall be established by the Co-Issuers, in the name of the Indenture Trustee for the benefit of the Noteholders have established and continue to maintain an account to serve as the collection account (such account,

48 and any account replacing the same in accordance with this Base Indenture and the Cash Management Agreement, the “Collection Account”; and the depositary institution in which the Collection Account is maintained, the “Collection Account Bank”). The Collection Account Bank shall initially be the Indenture Trustee and shall be entitled to all rights, protections, privileges and immunities afforded to the Indenture Trustee under the Transaction Documents. (b) The Co-Issuers shall also establish and continue to maintain the Reserve Accounts, which accounts arewere established with the Indenture Trustee and maintained pursuant to this Section 3.01(b) and the provisions of the Cash Management Agreement, as Eligible Accounts, in the name of the Co-Issuers subject to the lien of the Indenture Trustee for the benefit of the Noteholders. The Collection Account and the Reserve Accounts shall be securities accounts under the sole dominion and control of the Indenture Trustee (which dominion and control may be exercised by a designee of the Indenture Trustee); and except as expressly provided hereunder, under the Collection Account Control Agreement or under the Cash Management Agreement, the Obligors shall not have the right to control or direct the investment or payment of funds therein. (c) The Co-Issuers shall pay all reasonable out-of-pocket costs and expenses incurred by the Indenture Trustee in connection with the transactions and other matters contemplated by this Section 3.01, including the Indenture Trustee’s reasonable attorneys’ fees and expenses, and all reasonable fees and expenses of the Collection Account Bank, including its reasonable attorneys’ fees and expenses. Section 3.02. Deposits to the Control Accounts and the Collection Account. (a) Deposits to Control Accounts. Each Co-Issuer or Asset Entity (as applicable) shall cause all Net Fund Fees, all distributions in respect of the Portfolio Company Equity Interests and the Managed Fund LP Interests, and all other amounts due to the Asset Entities and other proceeds of the Collateral to be deposited into the applicable Control Account. Amounts shall be withdrawn from the Control Accounts in accordance with Section 3.02(b). (b) Deposits to the Collection Account. On or prior to the second Business Day following the last day of each Monthly Collection Period, the Manager, acting on behalf of the Obligors, shall withdraw all amounts on deposit in the Control Accounts (other than Third Party Receipts) with respect to such Monthly Collection Period and deposit such amounts in the Collection Account. All amounts on deposit in the Collection Account with respect to such Monthly Collection Period shall be applied or allocated on the immediately following Allocation Date in accordance with the priority of payments for the application of funds set forth in Section 5.01 except to the extent otherwise set forth herein. All amounts on deposit in the Collection Account that the Manager, acting on behalf of the Obligors, has identified as deposited to the Collection Account in error may be withdrawn by the Indenture Trustee acting pursuant to the direction of the Manager, acting on behalf of the Co-Issuers, from the Collection Account for application in the manner directed by the Manager, acting on behalf of the Obligors. The Indenture Trustee shall not be responsible for monitoring the Control Accounts or Collection Account. Section 3.03. Withdrawals from the Collection Account. The Indenture Trustee may, from time to time and in accordance with the Manager’s written instructions, without regard to the limitations described under Section 5.01, make withdrawals from the Collection Account

49 for any of the following purposes, among others: (i) to pay to itself the Indenture Trustee Fee then owing; (ii) to pay, reimburse or indemnify the Indenture Trustee for any other amounts payable, reimbursable or indemnifiable pursuant to the terms of the Indenture or the other Transaction Documents, subject to the Annual Additional Issuer Expense Limit; (iii) to pay any other Additional Issuer Expenses, subject to the Annual Additional Issuer Expense Limit; (iv) to pay to the persons entitled thereto any amounts deposited in error; (v) to clear and terminate the Collection Account on the date no Notes are Outstanding; and (vi) to the extent any amounts become payable by the Indenture Trustee to an account bank or securities intermediary under an account control agreement with respect to any Control Accounts, amounts held in the Collection Account can be withdrawn and paid to such account bank or securities intermediary. To the extent that the Indenture Trustee makes withdrawals in the manner described in clauses (i) through (vi) of the preceding sentence, such amounts shall not be paid on any Allocation Date pursuant to the priority of payments for the application of funds set forth under Section 5.01. Section 3.04. Application of Funds in the Collection Account. Funds in the Collection Account shall be allocated to the Reserve Accounts in accordance with Section 5.01(a) of this Base Indenture and Section 3.03 of the Cash Management Agreement. Section 3.05. Application of Funds after Event of Default. Upon the occurrence and during the continuance of any Event of Default, the Indenture Trustee, at the direction of the Controlling Class Representative (or, if none, at the direction of the Majority Noteholders), in addition to all other rights and remedies available to it, may use funds on deposit in the Collection Account and all other cash reserves held by or on behalf of the Indenture Trustee for any purpose in accordance with the priority of payments under Section 5.01, including but not limited to any combination of the following: (i) payment of any of the obligations of the Co-Issuers under the Notes in such order as the Indenture Trustee, at the direction of the Controlling Class Representative (or, if none, at the direction of the Majority Noteholders), may determine in its sole discretion; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of the Indenture Trustee (in each of its capacities) for any outstanding fees and actual losses or expenses (including, without limitation, reasonable legal fees); (iii) payment for the work or obligation for which such Reserve Accounts were created or the funds therein were required to be reserved; and (iv) application of such funds in connection with the exercise of any and all rights and remedies available to the Indenture Trustee (acting at the direction of the Controlling Class Representative (or, if none, the Majority Noteholders) at law or in equity or under this Base Indenture or pursuant to any of the other Transaction Documents. The provisions of this Section are subject to the provisions of Section 10.01 and Section 11.01(a). ARTICLE IV RESERVES Section 4.01. Security Interest in Reserves; Other Matters Pertaining to Reserves. (a) The Obligors hereby grant to the Indenture Trustee on behalf of the Secured Parties a security interest in and to all of the Obligors’ right, title and interest in and to the Account Collateral, including the Reserves, as security for payment and performance of all of the Obligations hereunder and under the other Transaction Documents. The Reserves constitute

50 Account Collateral and are subject to the security interest in favor of the Indenture Trustee for the benefit of the Noteholders created herein and all provisions of this Base Indenture and the other Transaction Documents pertaining to Account Collateral. All Permitted Investments shall mature no later than one Business Day prior to each Allocation Date or otherwise when such funds are required to be distributed pursuant to Section 5.01(a). (b) In addition to the rights and remedies provided in Article III and elsewhere herein, following an acceleration of the maturity of the Notes following the occurrence and the continuation of an Event of Default, the Indenture Trustee (acting on behalf of the Majority Noteholders) shall have all rights and remedies pertaining to the Reserves as are provided for in any of the Transaction Documents or under any applicable law. Without limiting the foregoing, upon and at all times following an acceleration of the maturity of the Notes following the occurrence and the continuation of an Event of Default, the Indenture Trustee (acting solely at the direction of the Controlling Class Representative (or, if none, at the direction of the Majority Noteholders)), may use funds on deposit in the Reserve Accounts (or any portion thereof) and all other cash reserves held by or on behalf of the Indenture Trustee for any purpose, including those that are then due and owing in any combination of the following: (i) the payment of any of the Obligations of the Co-Issuers under the Notes, including any Prepayment Consideration applicable upon such payment in such order as directed in writing; provided that such application of funds shall not cure or be deemed to cure any default, provided, further, that any payments with regard to any application of such funds to the Notes shall be made in accordance with the priorities set forth in Section 5.01(a))(x); (ii) reimbursement of the Indenture Trustee for any actual losses, expenses and outstanding fees (including reasonable legal fees); (iii) payment for the obligations for which such Accounts were created or the funds therein were required to be reserved; and (iv) application of such funds in connection with the exercise of any and all rights and remedies available to the Indenture Trustee at law or in equity or under this Base Indenture or pursuant to any of the other Transaction Documents. Nothing contained in this Base Indenture shall obligate the Indenture Trustee to apply all or any portion of the funds in the Reserve Accounts during the continuation of an Event of Default to payment of the Notes or in any specific order of priority except as set forth in the proviso in the immediately preceding sentence. Section 4.02. Funds Deposited with Indenture Trustee. (a) Permitted Investments; Return of Reserves to Obligors. Unless otherwise expressly provided herein, all funds of the Obligors which are deposited in the Collection Account or the Reserve Accounts shall be invested in one or more Permitted Investments if the Indenture Trustee is so directed in writing by the Manager (which may be standing instructions) in accordance with the Cash Management Agreement. In the absence of written investment instructions hereunder, the funds deposited in the Collection Account and the Control Accounts shall be invested as fully as practicable in the Standby Investments or shall be held in cash if the Standby Investments are unavailable. Any investment income with respect thereto shall be credited to the Account in which such income was earned. All Permitted Investments shall mature or be liquidated no later than one Business Day prior to each Allocation Date or otherwise when such funds are required to be distributed pursuant to Section 5.01. The Collection Account Bank shall not in any way be held liable by reason of any insufficiency in any of the Collection Account or any Reserve Account resulting from any loss on any Permitted Investment included therein, except for losses attributable to the failure of the Collection Account Bank to make payments on such

51 Permitted Investments issued by the Collection Account Bank in its commercial capacity as principal obligor and not as trustee, in accordance with their terms. Whenever the Indenture Trustee is instructed to invest funds in the Collection Account or the Reserve Accounts, including the Standby Investment therein, the Indenture Trustee shall so invest such funds as soon as reasonably practicable after receipt of such instructions, and failure to transfer the investment income on the Allocation Date will not be an Event of Default. The Indenture Trustee shall not be responsible for determining or monitoring whether any investment, including the Standby Investments, is a Permitted Investment. (b) Funding at Closing. The Obligors shall deposit with the Indenture Trustee the amounts necessary to fund each of the Reserves as set forth below. Deposits into the Reserves on any Closing Date may occur by deduction from the amount of proceeds of the issuance of the Notes on such Closing Date that otherwise would be disbursed to the Co-Issuers, followed by deposit of the same into the applicable Reserve Account in accordance with the Cash Management Agreement or the applicable Series Indenture Supplement on such Closing Date. Notwithstanding such deductions, such Notes shall be deemed for all purposes to be issued in full on the Closing Date. Section 4.03. Cash Trap Reserve. If a Cash Trap Condition occurs and neither an Amortization Period nor an ARD Period is in effect and no acceleration of the maturity of the Notes has occurred following the occurrence and continuation of an Event of Default, then, from and after the date that it is determined that a Cash Trap Condition has occurred (as set forth in the related Monthly Report) and for so long as such Cash Trap Condition continues to exist (and no Amortization Period or ARD Period has commenced and no acceleration of the maturity of the Notes has occurred following the occurrence and continuation of an Event of Default), the applicable Cash Trap Percentage of the funds available to be paid pursuant to Section 5.15.01(a)(ix) shall be deposited into the Cash Trap Reserve Account. Prior to an Amortization Period, an ARD Period or the acceleration of the maturity of the Notes occurring following the occurrence and continuation of an Event of Default, if such Cash Trap Condition ceases to exist, any funds then on deposit in the Cash Trap Reserve Account shall be released to the Co-Issuers. Prior to an Amortization Period, an ARD Period or the acceleration of the maturity of the Notes occurring following the occurrence and continuation of an Event of Default, if the Cash Trap Percentage is reduced from 100% to 50% in accordance with the definition thereof, 50% of the funds deposited into the Cash Trap Reserve Account during the immediately preceding period for which the Cash Trap Percentage was 100% shall be released to the Co-Issuers. On the first Payment Date to occur after (x) the commencement of an Amortization Period, (y) the acceleration of the maturity of the Notes has occurred following the occurrence and continuation of an Event of Default, or (z) written direction from the Co-Issuers, at their option, all funds on deposit in the Cash Trap Reserve Account shall be applied on such Payment Date pursuant to the related Monthly Report (i) to reimburse the Indenture Trustee for any amounts then due to the Indenture Trustee under the Transaction Documents, and then (ii) to pay to the Holders of the Notes in direct order of alphanumerical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), the amounts due in respect of the Notes as provided pursuant to Section 5.15.01(a)(x), as applicable. On the first Payment Date to occur on or after the commencement of an ARD Period (in circumstances where there is no Amortization Period and no acceleration of the maturity of the Notes following the occurrence and continuation of an Event of Default), all

52 funds on deposit in the Cash Trap Reserve Account shall be applied on such Payment Date pursuant to the Monthly Report (1) to reimburse the Indenture Trustee, for any amounts then due to the Indenture Trustee under the Transaction Documents, and then (2) to pay to the Holders of Notes subject to an ARD Period (and to Holders of all Classes of Variable Funding Notes, regardless of Series) the amounts provided pursuant to Section 5.15.01(a)(vi) and Section 5.15.01(a)(xi). Section 4.04. Interest Reserve; Interest Reserve Letters of Credit(a) The Indenture Trustee, at the written request of the Manager, shall deposit from Available Funds available for such purpose under Section 5.01(a) on each Application Date into the Interest Reserve Account any amounts necessary to make the amount on deposit therein equal to the Required Interest Reserve Account Amount. If on any Payment Date, the amounts on deposit in the Interest Reserve Account for a Series exceed the Required Interest Reserve Account Amount pursuant to the applicable Monthly Report, the excess amount then on deposit in the Interest Reserve Account shall be released to, or at the written direction of, the Co-Issuers. (b) If, on the date that is five (5) Business Days prior to the expiration of any Interest Reserve Letter of Credit, such Interest Reserve Letter of Credit has not been replaced or renewed and is not scheduled to renew automatically pursuant to its terms, and the Co-Issuers have not otherwise deposited funds into the Interest Reserve Account in an amount equal to the amount by which the Required Interest Reserve Amount exceeds the sum of (i) the amounts on deposit in the Interest Reserve Account on such date and (ii) the amount available to be drawn under any other Interest Reserve Letters of Credit (that are not subject to expire within such five (5) Business Day period) on such date (such excess amount, the “Required Interest Reserve Account Deposit Amount”), the Co-Issuers (or the Manager on their behalf) shall provide an Interest Reserve Letter of Credit Certificate to the Indenture Trustee to (i) submit a notice of drawing under such Interest Reserve Letter of Credit and (ii) use the proceeds thereof to fund a deposit into the Interest Reserve Account in the amount indicated therein which shall be an amount equal to the Required Interest Reserve Account Deposit Amount. (c) If, on any day one or more Interest Reserve Letters of Credit are outstanding, an Amortization Period or an Event of Default occurs and is continuing, then, no later than the Business Day following the occurrence of such Amortization Period or Event of Default, the Co-Issuers (or the Manager on their behalf) shall provide an Interest Reserve Letter of Credit Certificate to the Indenture Trustee to (i) submit a notice of drawing under such Interest Reserve Letter(s) of Credit, with a copy to the Co-Issuers, and (ii) use the proceeds of such drawing to fund the Interest Reserve Account in the amount indicated therein which shall be an amount equal to the amount by which the Required Interest Reserve Amount exceeds the amounts on deposit in the Interest Reserve Account on such date. (d) If, on any day an Interest Reserve Letter of Credit is outstanding, such Interest Reserve Letter of Credit becomes an Ineligible Interest Reserve Letter of Credit, then (a) on the fifth Business Day after such day, (i) the Co-Issuers shall make a deposit into the Interest Reserve Account or (ii) the Co-Issuers (or the Manager on their behalf) shall provide an Interest Reserve Letter of Credit Certificate to the Indenture Trustee to (1) submit a notice of drawing under such Interest Reserve Letter of Credit(s) and (2) use the proceeds of such drawing to fund the Interest Reserve Account, in either case in the amount indicated therein which shall be an

53 amount equal to the amount by which the Required Interest Reserve Amount exceeds the sum of (x) the amounts on deposit in the Interest Reserve Account on such date and (y) the amount available to be drawn under any other Interest Reserve Letters of Credit or (b) prior to the fifth Business Day after such day, the Co-Issuers shall obtain one or more replacement Interest Reserve Letter(s) of Credit (that is not an Ineligible Interest Reserve Letter of Credit) on substantially the same terms as each such Interest Reserve Letter(s) of Credit being replaced to the Indenture Trustee. (e) Each Interest Reserve Letter of Credit shall name the Indenture Trustee, for the benefit of the Noteholders as the beneficiary thereof and shall allow the Indenture Trustee to submit a notice of drawing in respect of such Interest Reserve Letter of Credit whenever the Co- Issuers request in writing and amounts would otherwise be required to be drawn pursuant to this Section 4.04 or otherwise used to pay Required Interest Reserve Amounts in accordance with Section 5.01(c). (f) The Indenture Trustee (at the written request of the Co-Issuers pursuant to an Interest Reserve Letter of Credit Certificate) may submit a notice of drawing under an Interest Reserve Letter of Credit issued by the applicable Letter of Credit Provider and the proceeds of any such draw shall be deposited into the Interest Reserve Account or otherwise used to pay Interest Reserve Draw Amounts in accordance with Section 5.01(c). Section 4.05. Debt Service Account. Funds shall be deposited in the Debt Service Account in accordance with this Base Indenture and the other Transaction Documents. Section 4.06. Escrow Account[Reserved] . On the Series 2021-1 Closing Date, the Co-Issuers shall deposit net proceeds of the issuance of the Series 2021-1 Notes in an amount equal to $80,000,000 into the Escrow Account. If, on any date prior to the date that is twelve (12) months after the Series 2021-1 Closing Date, DCP II obtains commitments with respect to at least $6 billion in FEEUM, the Co-Issuers (or the Manager on their behalf) shall instruct the Indenture Trustee, in writing, to release all amounts on deposit in the Escrow Account to the Co-Issuers, and the Indenture Trustee shall release such funds to the Co-Issuers within two (2) Business Days of such instruction. If, on the date that is twelve (12) months following the Closing Date, DCP II has not received at least $6 billion in FEEUM, the Co-Issuers (or the Manager on their behalf) shall instruct the Indenture Trustee to use all amounts on deposit in the Escrow Account to make a prepayment of principal on the Offered Notes, and the Indenture Trustee shall use such funds to make such Prepayment. No Prepayment Consideration will be due in connection with such prepayment. ARTICLE V ALLOCATION OF FUNDS; PAYMENTS TO NOTEHOLDERS Section 5.01. Allocations and Payments. (a) On each Allocation Date, at the written direction of the Manager pursuant to the Monthly Report, Available Funds for such Allocation Date in the Collection Account shall

54 be applied by the Indenture Trustee in the following order of priority (taking into account any amounts allocated on prior Allocation Dates with respect to the same Related Payment Date):); (i) in the following order, (A) to the Indenture Trustee in an amount equal to the Indenture Trustee Fees that remain unpaid from prior Payment Dates, and (B) to the Indenture Trustee the amount of the Indenture Trustee Fee due on the Related Payment Date; (ii) to the Indenture Trustee in payment of Additional Issuer Expenses due and payable on the Related Payment Date, but, other than after the occurrence and during the continuance of an Event of Default, only to the extent that after giving effect thereto the Annual Additional Issuer Expense Limit on such Related Payment Date will have not been exceeded; (iii) (1) to the Debt Service Account, an amount equal to the sum of (A) the amount of Accrued Note Interest for all Notes for the Related Payment Date (including any amounts expected to accrue on any anticipated draws on the Class A-1 Notes prior to the end of the related Interest Accrual Period, as reasonably determined by the Manager) and, to the extent not previously paid, for all prior Payment Dates, and (B) the amount of any accrued and unpaid commitment fees (including, without limitation, any Series 2026-1 VFN Undrawn Commitment Fee), Letter of Credit Fees, and any other fees, expenses and other amounts due on or prior to such Related Payment Date to the holders of the Variable Funding Notes under any Variable Funding Note Purchase Agreement and (2) to the Class A-1 Administrative Agent, if any, for any Series of Variable Funding Notes in an amount equal to the Class A-1 Administrative Agent Fee for such Series of Variable Funding Notes due and unpaid as of such date; (iv) to the Manager, the Administrative Fee for the immediately preceding Monthly Collection Period and, to the extent not previously paid, for all prior Monthly Collection Periods; (v) if (A) the Related Payment Date is not an Anticipated Repayment Date for any Class of any Series of outstanding Notes or after an Anticipated Repayment Date for any Class of any Series of outstanding Notes, (B) an Amortization Period is not then in effect, (C) no Event of Default has occurred and is continuing and (D) the Principal Payment Amount for such Related Payment Date is greater than zero, to the Debt Service Account, an amount equal to the Principal Payment Amount for such Related Payment Date together with any applicable Prepayment Consideration with respect thereto; (vi) if the Related Payment Date is an Anticipated Repayment Date for any Class of any Series of outstanding Variable Funding Notes or Term Notes or after an Anticipated Repayment Date for any Class of any Series of outstanding Variable Funding Notes or Term Notes and (A) an Amortization Period is not then in effect and (B) no Event of Default has occurred and is continuing, to the Debt Service Account the aggregate unpaid principal balance of the outstanding (1) Classes of Variable Funding Notes, regardless of Series, and (2) Term Notes, if applicable, of such Classes of such Series;

55 (vii) if (A) an Amortization Period is not then in effect and (B) no Event of Default has occurred and is continuing (x) first, to the Debt Service Account, an amount up to the Class A LTV Sweep Amount, if any, as of such Allocation Date and (y) second, if an Expense Cash Flow Sweep Period is then in effect, to the Debt Service Account, 50% of all amounts on deposit in Collection Account after the application of funds pursuant to the immediately preceding clauses (i) through (vii)(x);; (viii) to the Interest Reserve Account, until the amount on deposit therein is equal to the Required Interest Reserve Account Amount as of the Related Payment Date; (ix) if (A) a Cash Trap Condition is continuing and (B) (x) an Amortization Period not then in effect, (y) the Related Payment Date is not an Anticipated Repayment Date for any Class of any Series of outstanding Notes or after an Anticipated Repayment Date for any Class of any Series of outstanding Notes, and (z) no acceleration of the maturity of the Notes has occurred following the occurrence and continuation of an Event of Default, the Cash Trap Percentage of the amount of funds on deposit in the Collection Account that are attributable to the preceding Monthly Collection Period available after the payments made pursuant to clauses (i) through (viii) above to the Cash Trap Reserve Account; (x) during an Amortization Period or during the continuation of an Event of Default, to the Debt Service Account until the amount on deposit therein is equal to the sum of (1) the aggregate unpaid Class Principal Balances of all outstanding Notes and (2) the amounts required to be deposited therein pursuant to clause (iii) above; (xi) to the Debt Service Account, an amount equal to the amount of Post-ARD Additional Interest and Deferred Post-ARD Additional Interest due in respect of the Notes; (xii) to the Indenture Trustee an amount equal to any Additional Issuer Expenses not otherwise paid to the Indenture Trustee pursuant to clause (ii) above due to the operation of the Annual Additional Issuer Expense Limit, plus accrued interest thereon at the Third-Party Interest Rate; (xiii) (1) to the holders of each Class of Variable Funding Notes or Term Notes in direct order of alphabetical designation (and amounts so allocated to the Class A Notes will be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), in respect of principal pro rata based on the Note Principal Balance of each such Note of such Class on such Payment Date or (2) at the direction of the Co-Issuers, as applicable, to the Class A-1 Noteholders, any optional payments of principal on the outstanding principal amount of the Class A-1 Notes, together with any applicable Prepayment Consideration with respect thereto; and (xiv) to, or at the written direction of, the Co-Issuers, the remaining amount of Available Funds for such Allocation Date after making the allocations and payments described above, to be used for any purpose not prohibited under the Transaction Documents, including to the holders of the Equity Interests in the Issuer or the Co-Issuer, as applicable.

56 All such allocations by the Indenture Trustee shall be based on the information set forth in the Monthly Report. In no event shall the Indenture Trustee have any obligation to recalculate or verify the information contained in the Monthly Report. For the avoidance of doubt, funds that have been deposited in a Control Account during a Monthly Collection Period that are transferred to the Collection Account after the end of such Monthly Collection Period shall be deemed to be attributable to the Monthly Collection Period in which such funds were deposited into such Control Account. (b) On each Payment Date, at the written direction of the Manager, pursuant to the payment date allocations set forth in the related Monthly Report, funds deposited in the Debt Service Account from the Collection Account on any related Allocation Date shall be applied by the Indenture Trustee in the following order of priority (in each case to the extent of available funds on such day after taking into account allocations and payments of a higher priority but subject to the right of the Indenture Trustee to withdraw funds from the Debt Service Account to pay amounts owing under the Transaction Documents to the Indenture Trustee): (i) to the holders of each Class of Notes in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), in respect of interest (and any accrued and unpaid commitment fees, (including, without limitation, any Series 2026-1 VFN Undrawn Commitment Fee), Letter of Credit Fees, and any other fees, expenses and other amounts due to the holders of the Variable Funding Notes under any Variable Funding Note Purchase Agreement) pro rata based on the amount of Accrued Note Interest for each such Note of such Class (and any accrued amount of such commitment fees (including, without limitation, any Series 2026- 1 VFN Undrawn Commitment Fee) and any other fees, expenses and other amounts due to the holders of the Variable Funding Notes under any Variable Funding Note Purchase Agreement) on such Payment Date (and, to the extent not previously paid, for all prior Payment Dates), up to an amount equal to the aggregate Accrued Note Interest for such Class of Notes for such Payment Date (and any accrued amount of such commitment fees (including, without limitation, any Series 2026-1 VFN Undrawn Commitment Fee) and any other fees, expenses and other amounts due to the holders of the Variable Funding Notes under any Variable Funding Note Purchase Agreement) for such Payment Date (and, to the extent not previously paid, for all prior Payment Dates); (ii) if (A) such Payment Date is not an Anticipated Repayment Date for any Class of any Series of outstanding Variable Funding Notes or Term Notes or after an Anticipated Repayment Date for any Class of any Series of outstanding Variable Funding Notes or Term Notes, (B) an Amortization Period is not then in effect, (C) no Event of Default has occurred and is continuing and (D) the Principal Payment Amount for such Payment Date is greater than zero, to the holders of each Class of Variable Funding Notes or Term Notes in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), in respect of principal pro rata based on the Note Principal Balance of each such Note of such Class on such Payment Date together with any applicable Prepayment Consideration then due in respect of such

57 principal repayment, up to an amount equal to such Principal Payment Amount and any such Prepayment Consideration; (iii) if such Payment Date is an Anticipated Repayment Date for any Class of any Series of outstanding Variable Funding Notes or Term Notes or after an Anticipated Repayment Date for any Class of any Series of outstanding Variable Funding Notes or Term Notes and (A) an Amortization Period is not then in effect and (B) no Event of Default has occurred and is continuing, (1) first, to the holders of all Classes of Variable Funding Notes, regardless of Series, in respect of principal pro rata based on the Note Principal Balance of each such Class of Variable Funding Notes, up to an amount equal to the unpaid principal amount of such Class of Variable Funding Notes and (2) second, to the holders of each such Class of such Series of Notes, if applicable, in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), in respect of principal pro rata based on the Note Principal Balance of each such Note of such Class on such Payment Date, up to an amount equal to the unpaid principal amount of such Class of Notes; (iv) if (A) an Amortization Period is not then in effect and (B) no Event of Default has occurred and is continuing, (i) to the holders of any Class A Notes (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), an amount up to the Class A LTV Sweep Amount, if any, as of such Payment Date, in respect of principal pro rata based on the Note Principal Balance of such Note on such Payment Date and (ii) to the holders of each Class of Notes, in direct order of alphabetical designation in respect of principal for such Class of Notes pro rata based on the Note Principal Balance of each such Note of such Class (regardless of numerical designation, without regard to the Applicable Class A Payment Priority) on such Payment Date, up to an amount deposited into the Debt Service Account pursuant to clause (a)(vii)(y) above on such Payment Date and the two immediately preceding Allocation Dates;; (v) if such Payment Date is during an Amortization Period or after the occurrence and during the continuance of an Event of Default, to the holders of each Class of Notes, in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority) in respect of principal for such Class of Notes pro rata based on the Note Principal Balance of each such Note of such Class on such Payment Date, up to an amount equal to the Class Principal Balance of such Class of Notes; (vi) to the holders of each Class of Notes, in direct order of alphabetical designation (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority), (x) first, in respect of Post-ARD Additional Interest pro rata based upon the amount of Post-ARD Additional Interest due on each such Note of such Class and (y) second, in respect of Deferred Post-ARD Additional Interest pro rata based on the amount of Deferred Post-ARD Additional Interest due on each such Note of such Class; and

58 (vii) to, or at the direction of, the Co-Issuers, the remaining amount on deposit in the Debt Service Account after making the allocations and payments described above, to be used for any purpose not prohibited under the Transaction Documents, including to the holders of the Equity Interests in the Issuer or the Co-Issuer, as applicable. (c) On each Payment Date on which the Interest Reserve Draw Amount is greater than zero, the Indenture Trustee, in accordance with an Interest Reserve Letter of Credit Certificate prepared by the Co-Issuers (or the Manager on their behalf) andthe Monthly Report delivered to the Indenture Trustee at least four (4) Business Days prior to such Payment Date, shall withdraw from the Interest Reserve Account and/or, at the written direction of the Co-Issuers shall make a draw on any Interest Reserve Letters of Credit in the amount set forth therein which shall be an aggregate amount equal to the lesser of (x) the Interest Reserve Draw Amount as of such Payment Date and (y) the sum of (i) the amount on deposit in the Interest Reserve Account on such Payment Date, if any, and (ii) the amount available to be drawn under any Interest Reserve Letters of Credit on such Payment Date, as set forth in the related draw notice, and the Indenture Trustee will deposit such amounts into the Debt Service Account and use such funds to make the applicable payments in accordance with Section 5.01(a)(iii). (d) Except as otherwise provided below, all such payments made with respect to each Class of Notes on each Payment Date shall be made to the Holders of such Notes of record at the close of business on the related Record Date and, in the case of each such Holder, shall be made by wire transfer of immediately available funds to the account specified by such Holder at a bank or other entity having appropriate facilities therefor, pursuant to the wiring instructions if such Holder shall have provided the Indenture Trustee with wiring instructions no later than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Payment Dates). The final payment on any certificated Definitive Note shall be made in like manner, but only upon presentation and surrender of such Note (or de-registration, in the case of Uncertificated Notes) at the offices of the Note Registrar or such other location specified in the notice to Noteholders of such final payment. (e) Each payment with respect to a Book-Entry Note shall be paid by the Indenture Trustee pursuant to written direction to the Depositary, as Holder thereof, and the Depositary shall be responsible for crediting the amount of such payment to the accounts of its DTC Participants in accordance with its normal procedures. Each DTC Participant shall be responsible for making such payment to the related Note Owners that it represents and to each indirect participating brokerage firm for which it acts as agent. Each such indirect participating brokerage firm shall be responsible for disbursing funds to the related Note Owners that it represents. None of the parties hereto shall have any responsibility therefor except as otherwise provided by this Base Indenture or applicable law. The Co-Issuers shall perform their obligations under the letters of representations among the Co-Issuers and the initial Depositary. (f) The rights of the Noteholders to receive payments from the proceeds of the Collateral in respect of their Notes, and all rights and interests of the Noteholders in and to such payments, shall be as set forth in this Base Indenture. Neither the Holders of any Class of Notes nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Notes in respect of amounts previously paid on the Notes in accordance with this Base Indenture.

59 (g) Except as otherwise provided herein, if a Responsible Officer of the Indenture Trustee receives written notice that the final payment with respect to any Class of Notes will be made on the next Payment Date, the Indenture Trustee shall, as promptly as possible thereafter, make available to each Holder of such Class of Notes of record on such date a notice to the effect that: (i) the Indenture Trustee expects that the final payment with respect to such Class of Notes will be made on such Payment Date but only upon presentation and surrender of such Notes at the office of the Note Registrar or at such other location therein specified, and (ii) no interest shall accrue on such Notes from and after the end of the Interest Accrual Period for such Payment Date. Any funds not paid to any Holder or Holders of Notes of such Class on such Payment Date because of the failure of such Holder or Holders to tender their Notes shall, on such date, be set aside and credited to, and shall be held uninvested in trust for, the account or accounts of the appropriate non-tendering Holder or Holders. If any Notes as to which notice has been given pursuant to this Section 5.01(g) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Indenture Trustee shall mail a second notice to the remaining non-tendering Noteholders to surrender their Notes for cancellation in order to receive the final payment with respect thereto. If within one (1) year after the second notice all such Notes shall not have been surrendered for cancellation, then the remaining amount due shall be discharged from the trust under this Base Indenture and the Indenture Trustee shall return the remaining amount due and payable on such Notes to, or at the direction of, the Co-Issuers upon receipt of an Issuer Request, and the Holder of the Notes due such remaining amount, as an unsecured general creditor, shall look only to the Co-Issuers for payment thereof (but only to the extent of the amounts so paid to the Co-Issuers), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The costs and expenses of holding such funds in trust and of contacting such Noteholders following the first anniversary of the delivery of such second notice to the non-tendering Noteholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If any Notes as to which notice has been given pursuant to this Section 5.01(g), shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, then, subject to applicable escheat laws, the Indenture Trustee shall distribute to the Co-Issuers all unclaimed funds and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease. (h) In the event that any withholding tax is imposed on the Co-Issuers’ payment to a Noteholder, such withholding tax shall reduce the amount otherwise payable to the Noteholder in accordance with this Section 5.01. The Indenture Trustee and the Paying Agent are hereby authorized and entitled to make any withholding or deduction from payments under this Indenture and the Notes to the extent necessary to comply with applicable law. The amount of any withholding tax imposed with respect to a Noteholder shall be treated as an amount paid to such Noteholder at the time it is withheld by the Co-Issuers, the Indenture Trustee or the Paying Agent, and the Co-Issuers, the Indenture Trustee or the Paying Agent, as applicable, shall timely remit such amount withheld to the appropriate taxing authority. The Co-Issuers hereby covenant with

60 the Indenture Trustee that the Co-Issuers will provide the Indenture Trustee with sufficient information so as to enable the Indenture Trustee to determine whether or not the Indenture Trustee is obliged to make any withholding in respect of any payments with respect to a Note (and if applicable, to provide the necessary detailed information to effectuate any withholding such as setting forth applicable amounts to be withheld). The parties agree that the Indenture Trustee shall be released of any liability relating to its actions and compliance under this Section 5.01 and applicable law. Upon request from the Indenture Trustee or Paying Agent, the Co-Issuers will provide such additional information that they may have to assist the Indenture Trustee or the Paying Agent in making any withholdings or informational reports. The Co-Issuers agree that they will provide to the Indenture Trustee or any Paying Agent copies of any Noteholder Tax Identification Information received by the Co-Issuers from any Noteholder or Note Owner. (i) If Additional Notes of a Class are issued that bear interest at a floating rate, for the purposes of all of the allocations provided for in this Section 5.01, such Notes shall be treated as having the same alphabetical designation as the fixed rate Notes of such Class. Section 5.02. Payments of Principal. (a) In accordance with the applicable Monthly Report, the Principal Payment Amount on each Payment Date shall be allocated to the Class of Notes with the highest alphabetical designation (without regard to Series designation) until such Class has been paid in full (and amounts so allocated to the Class A Notes shall be further allocated among the numerical Classes of Class A Notes in accordance with the Applicable Class A Payment Priority) and any remaining amount shall be allocated to the remaining outstanding Notes in direct order of alphabetical designation until all such Notes have been paid in full. (b) Commencing on the first Payment Date to occur on or after the occurrence and during the continuance of an Amortization Period or on or after the occurrence and during the continuance of an Event of Default, in accordance with the applicable Monthly Report, all Excess Cash Flow on deposit in the Debt Service Account shall be applied to the payment of the Note Principal Balance of the Notes of each Class as provided under Section 5.01(b). (c) Commencing on the Anticipated Repayment Date for any Series of outstanding Variable Funding Notes or Term Notes, in accordance with the applicable Monthly Report, all Excess Cash Flow on deposit in the Debt Service Account shall be applied (i) first, to the payment of the unpaid principal amount of the Notes of each Class of Variable Funding Notes and (ii) second, to the payment of the unpaid principal amount of the Notes of each Class of Term Notes of such Series of Notes and each other Series of Notes that has not been paid in full prior to its Anticipated Repayment Date as provided under Section 5.01(b). Section 5.03. Payments of Interest. Subject to the Applicable Class A Payment Priority, all payments made with respect to interest in respect of each Class of Notes bearing the same alphabetical designation shall be allocated pro rata based on the amounts then due in respect of such Notes, excluding Post-ARD Additional Interest. Section 5.04. No Gross Up. The Co-Issuers shall not be obligated to pay any additional amounts to the Holders or the holders of beneficial interests in the Notes as a result of

61 any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges. The Indenture Trustee shall be entitled to deduct FATCA Withholding Tax, and shall have no obligation to gross-up any payment hereunder or to pay any additional amount as a result of such FATCA Withholding Tax. Nothing in the immediately preceding sentence shall be construed as obligating the Obligors to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to provide and, upon request, shall provide to the Indenture Trustee, the Paying Agent and/or the Co-Issuers (or other person responsible for withholding of taxes) the Noteholder Tax Identification Information. Further, each Noteholder and Note Owner is deemed to understand, acknowledge and agree that the Indenture Trustee, the Paying Agent and the Co-Issuers have the right to withhold on payments with respect to a Note (without any corresponding gross-up) where an applicable party fails to comply with the requirements set forth in the preceding sentence or the Indenture Trustee, the Paying Agent or the Co-Issuers are otherwise required to so withhold under applicable law. Notwithstanding any other provisions herein, the term ‘applicable law’ for purposes of this Section 5.04 includes U.S. federal tax law and FATCA. Section 5.05. Money for Payments to be Held in Trust. (a) The Paying Agent is hereby authorized to pay the principal of and interest on any Notes (as well as any other Obligation hereunder and under any other Transaction Document) on behalf of the Co-Issuers and shall have an office or agency in New York, New York, where Notes may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to the Notes and any other Obligations due hereunder and under any other Transaction Document may be served. The Co-Issuers hereby appoint the Indenture Trustee as the initial Paying Agent for amounts due on the Notes of each Series and the other Obligations. (b) On each Payment Date (or such other dates as may be required or permitted hereunder) the Paying Agent shall cause all payments of amounts due and payable with respect to any Notes and other Obligations that are to be made from amounts in the Collection Account to be made on behalf of the Co-Issuers by the Paying Agent, and no such amounts shall be paid over to the Co-Issuers other than as expressly set forth herein, including in accordance with Section 5.01(b). All such payments shall be made based on the information set forth in the Monthly Report. ARTICLE VI REPRESENTATIONS AND WARRANTIES Each of the Obligors, jointly and severally, represent and warrant to the Indenture Trustee and the Noteholders that the statements set forth in this Article VI will be, true, correct and complete in all material respects as of each Closing Date, and each Additional Asset Entity, jointly and severally, represents and warrants to the Indenture Trustee and the Noteholders that the statements set forth in this Article VI will be, true, correct and complete in all material respects as of the date on which it becomes an Additional Asset Entity and each Closing Date thereafter.

62 Section 6.01. Organization, Powers, Capitalization, Good Standing, Business. (a) Organization and Powers. It is duly organized, validly existing and in good standing under the law of the jurisdiction in which such entity was organized and has the power and authority to execute, deliver and perform its obligations under each Transaction Document that it has entered into. (b) Qualification. It is duly qualified and in good standing in each jurisdiction where necessary to carry on its present businesses and operations, except in jurisdictions in which the failure to be qualified and in good standing has not had and could not reasonably be expected to have a Material Adverse Effect. Section 6.02. Authorization of Borrowing, Authority, etc. It has the power and authority to incur or guarantee the Indebtedness evidenced by the Notes and this Base Indenture. The execution, delivery and performance by it of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company, corporate or other action, as the case may be. (a) No Conflict. The execution, delivery and performance by it of the Transaction Documents to which each is a party and the consummation of the transactions contemplated thereby do not and will not: (1) contravene (x) any provision of its applicable Organizational Documents, (y) any provision of law applicable to it (except where such violation will not cause a Material Adverse Effect) or (z) any order, judgment or decree of any Governmental Authority binding on it or any of its property (except where such violation will not cause a Material Adverse Effect); (2) result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation binding upon it or its property (except where such breach or default will not cause a Material Adverse Effect); or (3) result in or require the creation or imposition of any material Lien (other than the Lien of the Transaction Documents) upon its assets. (b) Consents. The execution and delivery by it of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or any other Person which has not been obtained or made and is in full force and effect, other than any of the foregoing the failure to have made or obtained which will not cause a Material Adverse Effect. (c) Binding Obligations. This Base Indenture is, and each of the other Transaction Documents to which such Obligor is a party, when executed and delivered by such Obligor will be, the legally valid and binding obligation of such Obligor, enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors’ rights. Section 6.03. Financial Statements. All Financial Statements which have been furnished by or on behalf of the Obligors to the Indenture Trustee pursuant to this Base Indenture present fairly in all material respects the financial condition of the Persons covered thereby.

63 Section 6.04. Indebtedness and Contingent Obligations. As of the Closing Date, the Obligors shall have no outstanding Indebtedness or Contingent Obligations other than Permitted Indebtedness. Section 6.05. Compliance with Applicable Laws. Each Obligor is in compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority in all jurisdictions in which it is now doing business, except to the extent the failure to comply with such applicable laws, rules, regulations and orders would not, in the aggregate, be reasonable likely to have a Material Adverse Effect. Section 6.06. Agreements. (a) Participation Agreements. The Obligors have delivered to the Indenture Trustee for posting on the Indenture Trustee’s internet website at www.sf.citidirect.com (or such other address as the Indenture Trustee may specify from time to time) true and complete copies each Participation Agreement as in effect on the applicable Closing Date, and such Participation Agreements have not been modified or amended, except pursuant to amendments or modifications made available to the Indenture Trustee for posting on the Indenture Trustee’s internet website. (b) Management Agreement. Each Co-Issuer has delivered to the Indenture Trustee for posting on the Indenture Trustee’s internet website at www.sf.citidirect.com (or such other address as the Indenture Trustee may specify from time to time) a true and complete copy of the Management Agreement as in effect on the applicable Closing Date, and such Management Agreement has not been modified or amended, except pursuant to amendments or modifications delivered to the Indenture Trustee for posting on the Indenture Trustee’s internet website. The Management Agreement is in full force and effect and no default by any of the parties thereto exists thereunder. Section 6.07. Litigation. There are no judgments outstanding against the Obligors, or affecting any portion of the Collateral or any property of the Obligors, nor to the Obligors’ Knowledge is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or threatened against the Obligors, respectively, or any portion of the Collateral that could, in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 6.08. Payment of Taxes. All material federal, state, provincial, territorial and local tax returns and reports of the Co-Issuers and each Asset Entity required to be filed have been timely filed (or each such Person has timely filed for an extension and the applicable extension has not expired), and all taxes, assessments, fees and other governmental charges (including any payments in lieu of taxes) upon such Persons and upon their respective properties, assets, income, profits, businesses and franchises which are due and payable have been timely paid except to the extent the same are being contested in accordance with Section 7.04 or except to the extent the effect of the failure to file such tax returns and reports or to pay such taxes, assessments, fees and other governmental charges would not reasonably be expected to result in a Material Adverse Effect.

64 Section 6.09. Performance of Agreements. To the Co-Issuers’ Knowledge, neither the Co-Issuers nor the Asset Entities are in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Persons which could, in the aggregate, reasonably be expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default which could, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.10. Governmental Regulation. None of the Obligors is required to register as an “investment company” under the Investment Company Act. Section 6.11. Employee Benefit Plans. The Obligors do not maintain or contribute to, or have any obligation (including any Contingent Obligation) under, any Employee Benefit Plans which could reasonably be expected to result in a Material Adverse Effect. Section 6.12. Solvency. The Obligors (a) have not entered into any Transaction Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for their obligations under the Transaction Documents. After giving effect to the issuance of the Notes (and the use of proceeds thereof), the fair saleable value of the Obligors’ assets taken as a whole exceed and will, immediately following the issuance of any Notes, exceed the Obligors’ total liabilities, including subordinated, unliquidated, disputed or Contingent Obligations. The fair saleable value of the Obligors’ assets taken as a whole is and will, immediately following the issuance of any Notes (and the use of proceeds thereof), be greater than the Obligors’ probable liabilities, including the maximum amount of their Contingent Obligations on their debts as such debts become absolute and matured. The Obligors’ assets taken as a whole do not and, immediately following the issuance of any Notes (and the use of proceeds thereof) will not, constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted. The Obligors do not intend to, and do not believe that they will, incur Indebtedness and liabilities (including Contingent Obligations and other commitments) beyond their ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Obligors and the amounts to be payable on or in respect of obligations of the Obligors). Section 6.13. Use of Proceeds and Margin Security. No portion of the proceeds from the issuance of the Notes shall be used by the Co-Issuers or any Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System. Section 6.14. [Reserved]. Section 6.15. Ownership of the Obligors. Schedule 6.15 correctly sets forth the ownership interest of the Co-Issuers and each of the Asset Entities and each of their respective subsidiaries as of the Closing Date.

65 ARTICLE VII COVENANTS Each of the Obligors, jointly and severally, covenants and agrees that until payment in full of the Obligations, it shall, and in the case of the Co-Issuers shall cause the Asset Entities to, perform and comply with all covenants in this Article VII applicable to such Person. Section 7.01. Payment of Principal and Interest. Subject to Section 15.18 and Section 15.21, the Co-Issuers shall duly and timely pay the principal and interest on the Notes of each Series in accordance with the terms of the Notes and this Base Indenture and the related Series Indenture Supplement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest or principal shall be considered as having been paid by the Co-Issuers to such Noteholder for all purposes of this Base Indenture and the related Series Indenture Supplement. Section 7.02. Financial Statements and Other Reports. (a) Financial Statements. (i) Quarterly Reporting on the Obligors. Within 60 days after the end of each of the first three fiscal quarters in each year of the Co-Issuers, commencing with the first fiscal quarter ending September 30, 2021, the Co-Issuers shall furnish to the Indenture Trustee and KBRA (so long as it is a Rating Agency for any Series of Notes) a copy of the unaudited quarterly consolidated financial statements of the Obligors for such quarter, prepared in accordance with GAAP (or otherwise in accordance with clause (iv) of this Section 7.02(a)), together with a certification executed by an Executive Officer of the Co- Issuers to the effect set forth in Section 7.02(a)(v) and a Compliance Certificate. (ii) Annual Reporting on the Obligors. Within 120 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2021, the Co-Issuers shall furnish to the Indenture Trustee and KBRA (so long as it is a Rating Agency for any Series of Notes) the consolidated financial statements of the Obligors for such fiscal year, prepared in accordance with GAAP (or otherwise in accordance with clause (iv) of this Section 7.02(a)) consistently applied for the Obligors for the full fiscal year, accompanied by an unqualified report by an independent certified public accounting firm of national standing, together with a certification executed by an Executive Officer of the Co-Issuers to the effect set forth in Section 7.02(a)(v) and a Compliance Certificate. (iii) Monthly Report. No later than four Business Days prior to each Allocation Date, the Co-Issuers shall furnish, or cause the Manager to furnish, to the Indenture Trustee and KBRA (so long as it is a Rating Agency for any Series of Notes) a Monthly Report. (iv) GAAP; Adoption of IFRS. The Co-Issuers will maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of Financial Statements in conformity with GAAP; provided however, that the Co-Issuers may at any time, upon written notice to the Trustee, elect to adopt IFRS as its method of accounting and subsequent to such election,

66 will maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of Financial Statements in conformity with IFRS. Notwithstanding anything in this Base Indenture to the contrary, so long as the Co-Issuers are each a wholly-owned subsidiary of DigitalBridge, the Financial Statements required to be prepared under this Section 7.02 may be prepared as a subset of the consolidated general ledger of DigitalBridge maintained in conformity with GAAP or IFRS for purposes of preparing its consolidated financial statements to be filed with the Securities and Exchange Commission in accordance with Regulation S-X under the Exchange Act; provided that, for the avoidance of doubt, the subset of the consolidated general ledger of DigitalBridge that represents the accounts and records of the Co-Issuers shall be presented on the basis of accounting used by DigitalBridge even if that basis may differ from the basis of accounting that would be applied under GAAP (or IFRS, as applicable) for the Co-Issuers as stand-alone reporting entities. (v) Certifications of Financial Statements and Other Documents, Compliance Certificate. Together with the financial statements provided to the Indenture Trustee pursuant to Sections 7.02(a)(i) and (ii), the Co-Issuers shall also furnish to the Indenture Trustee, a certification upon which the Indenture Trustee may conclusively rely, executed by an Executive Officer of the Co-Issuers, stating that to such officer’s Knowledge after due inquiry such financial statements and information fairly present the financial condition and results of operations of the Obligors for the period covered thereby. The Indenture Trustee will post each such report on its website. In addition, where this Base Indenture requires a “Compliance Certificate”, the Person required to submit the same shall deliver a certificate duly executed on behalf of such Person by an Executive Officer of the applicable Obligor, upon which the Indenture Trustee may rely, stating that, to such Executive Officer’s Knowledge after due inquiry, there does not exist any Default or Event of Default, or if any of the foregoing exists, specifying the same in detail. (vi) Fiscal Year. Neither of the Co-Issuers nor any Obligor shall change its fiscal year from December 31 of each calendar year. (b) [Reserved]. (c) Material Notices. (i) The Co-Issuers shall promptly deliver, or cause to be delivered, to the Indenture Trustee, the Manager and the Rating Agencies, copies of all notices given or received with respect to a default under any term or condition related to any Permitted Indebtedness of any Obligor which default is reasonably likely to result in a Material Adverse Effect, and shall notify the Indenture Trustee within five (5) Business Days after it obtains Knowledge of any material event of default with respect to any such Permitted Indebtedness. (ii) The Co-Issuers shall promptly deliver, or cause to be delivered, to the Indenture Trustee, the Manager and the Rating Agencies, notice of the institution of or any material development with respect to any action, suit or investigation against any Obligor

67 which would be reasonably likely to have a Material Adverse Effect and is not covered by insurance. (iii) The Co-Issuers shall promptly deliver to the Indenture Trustee, the Manager and the Rating Agencies copies of any and all notices given or received of any default under any term or condition related to any Fund Management Arrangement or Participation Agreement which is reasonably likely to have a Material Adverse Effect. (d) Events of Default, etc. Promptly upon the Co-Issuers obtaining Knowledge of any of the following events or conditions, the Co-Issuers shall deliver to the Indenture Trustee and the Manager (upon which each may conclusively rely) a certificate executed on its behalf by an Executive Officer specifying the nature and period of existence of such condition or event and what action the Co-Issuers or the affected Asset Entity or any Affiliate thereof has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default; or (ii) any actual or alleged material breach or default or assertion of (or written threat to assert) remedies under the Transaction Documents which is reasonably likely to have a Material Adverse Effect. (e) Litigation. Promptly upon the Co-Issuers obtaining Knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against an Obligor or any portion of the Collateral not previously disclosed in writing to the Indenture Trustee which would be reasonably likely to have a Material Adverse Effect and which is not covered by insurance or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting an Obligor or any portion of the Collateral not covered by insurance which, in each case, could reasonably be expected to have a Material Adverse Effect, the Co-Issuers shall give notice thereof to the Indenture Trustee and, upon request from the Indenture Trustee, shall provide such other information as may be reasonably available to them to enable the Indenture Trustee and its counsel to evaluate such matter. (f) [Reserved]. (g) Other Information. With reasonable promptness, the Co-Issuers shall deliver such other information and data with respect to the Obligors or the Collateral as from time to time may be reasonably requested by the Indenture Trustee. Section 7.03. Existence; Qualification. The Co-Issuers shall, and shall cause each Asset Entity to, at all times preserve and keep in full force and effect its existence as a corporation, partnership, limited liability company or trust, as applicable, and all rights and franchises material to its business, including its qualification to do business in each state where it is required by law to so qualify, except to the extent that the failure to be so qualified would not have a Material Adverse Effect; provided that nothing contained in this Section 7.03 shall restrict the merger, consolidation or amalgamation of an Asset Entity with another Asset Entity. Section 7.04. Payment of Claims. Except such claims, if any, as are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP, the Co-Issuers shall pay, and shall cause the Asset Entities to

68 promptly pay, all claims that may give rise to Liens upon any of their properties and all federal, state and local income taxes, sales taxes and other taxes (except to the extent the effect of which is not reasonably expected to result in a Material Adverse Effect), in each instance before any material penalty or fine is incurred with respect thereto. Section 7.05. [Reserved]. Section 7.06. [Reserved] Section 7.07. Inspection. The Co-Issuers shall permit, and shall cause each Asset Entity to permit, any authorized representatives designated by the Controlling Class Representative to visit and inspect during normal business hours its business, including its financial and accounting records, and to make copies and take extracts therefrom, to cause such records to be audited by independent public accountants and to discuss its affairs, finances and business with its officers and independent public accountants (with such party’s representative(s) present), at such reasonable times during normal business hours and as often as may be reasonably requested; provided that same is conducted in such a manner as to not unreasonably interfere with such Obligor’s business. Unless an Event of Default has occurred and is continuing, the Controlling Class Representative shall provide advance written notice of at least three (3) Business Days prior to visiting or inspecting the Co-Issuers’ office. Section 7.08. Compliance with Laws and Obligations. The Co-Issuers shall, and shall cause each Asset Entity to, (A) comply with the requirements of all present and future applicable laws, rules, regulations and orders of any Governmental Authority in all jurisdictions in which it is now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which collectively could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and (B) perform, observe, comply and fulfill all of its material obligations, covenants and conditions contained in any Contractual Obligation except to the extent the failure to so observe, comply or fulfill such could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 7.09. Further Assurances. The Co-Issuers shall, and shall cause each Asset Entity to, from time to time, execute or deliver such documents, instruments, agreements, financing statements, and perform such acts to evidence, preserve or protect the Assets and Collateral at any time securing or intended to secure the Obligations or to better and more effectively carry out the purposes of this Base Indenture and the other Transaction Documents. The Obligors shall file or cause to be filed all documents (including all financing statements) required to be filed by the terms of this Base Indenture and any applicable Series Indenture Supplement in accordance with and within the time periods provided for in this Base Indenture and in each applicable Series Indenture Supplement. Section 7.10. Performance of Agreements. The Co-Issuers shall, and shall cause each Asset Entity to, duly and timely perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with (i) hereunder and under the other Transaction Documents to which it is a party and (ii) under each Participation Agreement to which it is a party, and will not suffer or

69 permit any material default or any event of default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing except where the failure to perform, observe or comply with any agreement referred to in clause (ii) of this Section 7.10 would not reasonably be expected to have a Material Adverse Effect. Section 7.11. [Reserved]. Section 7.12. Management Agreement. (a) The Co-Issuers shall, and shall cause the Asset Entities to, (i) perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of each Asset Entity to be performed and observed, (ii) promptly notify the Indenture Trustee of any notice to any of the Asset Entities of any material default under the Management Agreement of which it has Knowledge, and (iii) prior to termination of the Manager in accordance with the terms of the Management Agreement, renew the Management Agreement prior to each expiration date thereunder in accordance with its terms. (b) The Co-Issuers shall not permit the Asset Entities to surrender, terminate, cancel, or modify (other than non-material changes), the Management Agreement, or enter into any other Management Agreement with any new Manager, or consent to the assignment by the Manager of its interest under the Management Agreement, in each case without delivery of a Rating Agency Confirmation. (c) The Indenture Trustee (acting solely at the direction of the Controlling Class Representative (or, if none, at the direction of the Majority Noteholders)) shall have the right to require that the Manager be replaced in the manner set forth in Section 19(b) of the Management Agreement following the occurrence and continuation of a Manager Termination Event pursuant to Section 19(b) of the Management Agreement. (d) The Indenture Trustee is permitted to utilize and in good faith rely upon the advice of the Manager in performing certain of its obligations under this Base Indenture and the other Transaction Documents, including, without limitation, confirmation of compliance by the Obligors with the provisions of this Base Indenture and under the other Transaction Documents, and the Indenture Trustee shall not have any liability with respect thereto. In addition, the Indenture Trustee shall have no obligation to calculate, determine, confirm or verify any amounts hereunder, including any Prepayment Consideration, Accrued Note Interest, Amortization Period, Class A LTV, mandatory prepayments required during an Expense Cash Flow Sweep Period, Undepreciated Book Carrying Value, DSCR or Post-ARD Additional Interest and may rely conclusively on the calculations or determinations thereof by the Manager’s (or any Class A-1 Administrative Agent in the case of the Accrued Note Interest for any Variable Funding Notes). Section 7.13. Maintenance of Office or Agency by Issuer. (a) The Co-Issuers shall maintain an office or agency (which, with respect to the surrender for registration of, or transfer or exchange or the payment of principal and premium, may be an office of the Indenture Trustee, the Note Registrar or Paying Agent) where Notes (or evidence of ownership of Uncertificated Notes) may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange, and where notices and

70 demands to or upon the Co-Issuers in respect of the Notes, this Base Indenture and any Indenture Supplement may be served. The Co-Issuers will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office, agency or address;. If at any time the Co-Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations and surrenders may be made or served at the Corporate Trust Office and notices and demands may be made at the address set forth in Section 15.04 hereof. (b) The Co-Issuers may also from time to time designate one or more other offices or agencies where Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Co-Issuers will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Co-Issuers hereby designate the applicable Corporate Trust Office as one such office or agency of the Co-Issuers. Section 7.14. [Reserved]. Section 7.15. [Reserved]. Section 7.16. Indebtedness. The Co-Issuers shall not, and shall not permit the Asset Entities to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, “Permitted Indebtedness”): (a) the Obligations; and (b) reimbursement obligations to the Manager; provided, that the amount of all indebtedness referred to this clause (b) above does not, at any time, exceed an amount equal to 3% of the aggregate Initial Class Principal Balances of all Classes of then-outstanding Notes in the aggregate for all the Asset Entities. In no event shall any Indebtedness (including any Permitted Indebtedness) other than the Obligations be secured, in whole or in part, by the Collateral or other Assets or any portion thereof or interest therein or any proceeds of any of the foregoing (other than Permitted Encumbrances). Section 7.17. No Liens. None of the Co-Issuers or the Asset Entities shall create, incur, assume or permit to exist any Lien on or with respect to the Collateral or any Excluded Portfolio Company Equity Interest except Permitted Encumbrances. Section 7.18. Contingent Obligations. Other than Permitted Indebtedness, the Co- Issuers shall not, and shall not permit the Asset Entities to, create or become or be liable with respect to any material Contingent Obligation. Section 7.19. Restriction on Fundamental Changes. Except as otherwise expressly permitted in this Base Indenture, the Co-Issuers shall not, and shall not permit the Asset Entities to, (i) amend, modify or waive any term or provision of their respective articles of incorporation, by-laws, articles of organization, limited liability company agreements or other organizational documents so as to violate or permit the violation of the provisions of Article VIII,

71 unless required by law; or (ii) liquidate, wind-up or dissolve such Asset Entity; provided that nothing contained in this Section 7.19 shall restrict the merger, consolidation or amalgamation of one Asset Entity into another Asset Entity so long as the surviving entity is an Asset Entity. Section 7.20. Bankruptcy, Receivers, Similar Matters. An Obligor shall not apply for, consent to, aid, solicit, support, or otherwise act, cooperate or collude to cause the appointment of or taking possession by, a receiver, trustee or other custodian for all or a substantial part of the assets of any other Obligor. As used in this Base Indenture, an “Involuntary Obligor Bankruptcy” shall mean any involuntary case under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any Obligor is a debtor or any portion of the Assets is property of the estate therein. An Obligor shall not file a petition for, consent to the filing of a petition for, aid, solicit, support, or otherwise act, cooperate or collude to cause the filing of a petition for an Involuntary Obligor Bankruptcy. In any Involuntary Obligor Bankruptcy, the other Obligors shall not, without the prior written consent of the Indenture Trustee (acting solely at the direction of the Controlling Class Representative), consent to the entry of any order, file any motion, or support any motion (irrespective of the subject of the motion), and such Obligors shall not file or support any plan of reorganization. In any Involuntary Obligor Bankruptcy, the other Obligors shall do all things reasonably requested by the Indenture Trustee to assist the Indenture Trustee in obtaining such relief as the Indenture Trustee shall seek, and shall in all events vote as directed by the Indenture Trustee (acting solely at the direction of the Controlling Class Representative (or, if none, at the direction of the Majority Noteholders)). Without limitation of the foregoing, each such Obligor shall do all things reasonably requested by the Indenture Trustee (acting solely at the direction of the Controlling Class Representative(or, if none, at the direction of the Majority Noteholders)) to support any motion for relief from stay or plan of reorganization proposed or supported by the Indenture Trustee (acting solely at the direction of the Controlling Class Representative (or, if none, at the direction of the Majority Noteholders)). Section 7.21. ERISA. (a) No ERISA Plans. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Co-Issuers shall not, and shall not permit any Asset Entity to, establish any Employee Benefit Plan or Multiemployer Plan, or commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan. (b) Compliance with ERISA. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Co-Issuers shall not, and shall not permit the Asset Entities to: engage in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code; provided that if the Co-Issuers are in default of this covenant, the Co-Issuers shall be deemed not to be in default if such default results solely because (x) any portion of the Notes have been, or will be, funded with plan assets of any Plan and (y) the purchase or holding of such portion of the Notes by such Plan or the operation of the Co- Issuers or the Asset Entities constitutes or results in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of applicable Similar Law. Section 7.22. [Reserved].

72 Section 7.23. [Reserved]. Section 7.24. Rule 144A Information. For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Co- Issuers agree to provide to any Noteholder or Note Owner, and to any prospective purchaser of Notes designated by such Noteholder or Note Owner upon the request of such Noteholder or Note Owner or prospective purchaser, any information required to be provided to such holder, owner or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act. Section 7.25. Notice of Events of Default. The Co-Issuers shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Default of which it obtains Knowledge and each Event of Default and shall give the Indenture Trustee notice of each default on the part of any party to the other Transaction Documents with respect to any of the provisions thereof of which the Co-Issuers obtain Knowledge. Section 7.26. Maintenance of Books and Records. The Co-Issuers shall, and shall cause the Asset Entities to, maintain and implement administrative and operating procedures reasonably necessary in the performance of their obligations hereunder and the Co-Issuers shall, and shall cause the Asset Entities to, keep and maintain at all times, or cause to be kept and maintained at all times, all documents, books, records, accounts and other information reasonably necessary or advisable for the performance of their obligations hereunder to the extent required under applicable law. Section 7.27. Continuation of Ratings. To the extent permitted by applicable laws, rules or regulations, the Co-Issuers shall, and shall cause the Asset Entities to, (i) provide the Rating Agencies with information, to the extent reasonably obtainable by the Co-Issuers or the Asset Entities, and take all reasonable action necessary to enable the Rating Agencies to monitor the credit ratings of the Notes (with respect to any Class of Notes that has a credit rating) and (ii) pay such ongoing fees of the Rating Agencies as they may reasonably request to monitor their respective ratings of the Notes, if any. Section 7.28. The Indenture Trustee’s Expenses. The Co-Issuers shall pay, on demand by the Indenture Trustee, all reasonable out-of-pocket expenses, charges, costs and fees (including reasonable attorneys’ fees and expenses) and indemnities in connection with the negotiation, documentation, closing, administration, servicing, enforcement, interpretation, and collection of the Notes and the Transaction Documents, and in the preservation and protection of the Indenture Trustee’s rights hereunder and thereunder. Without limitation the Co-Issuers shall pay all costs and expenses, including reasonable attorneys’ fees, incurred by the Indenture Trustee in any case or proceeding under the Bankruptcy Code (or any law succeeding or replacing any of the same) involving the Obligors, the Manager (provided that the Manager is an affiliate of the Obligors) or the Guarantors. Section 7.29. Disposition of Portfolio Company Equity Interests, Managed Fund LP Interests or Asset Entities.

73 (a) The Asset Entities shall not dispose or otherwise transfer Collateral, except for dispositions as expressly permitted in this Section 7.29. (b) The Asset Entities may sell, assign, transfer or otherwise dispose of one or more Portfolio Company Equity Interests or Managed Fund LP Interests (or the Co-Issuers may sell all (but not less than all) of the Equity Interests of any Asset Entity that holds only Portfolio Company Equity Interests or Managed Fund LP Interests); provided that such disposition is accompanied by a prepayment on the Notes (if any is required) such that the pro forma Class A LTV immediately following such disposition and such prepayment is less than or equal to thirty- five percent (35%). (c) With respect to any such prepayment in connection with a disposition of Collateral, the Co-Issuers shall first repay the principal amount of any Class A-1 Notes on a pro rata basis, and then shall repay the principal of any term Notes in alphabetical order, starting with the Class A-2 Notes, on a pro rata basis. (d) In connection with any disposition permitted by this Section 7.29 the Manager shall deliver an Officer’s Certificate to the Indenture Trustee to the effect that any applicable conditions to such disposition have been (or will concurrently therewith be) satisfied and directing the Indenture Trustee to release any security interests associated with the disposed Collateral, and the Indenture Trustee shall thereupon take such actions as directed to release any security interests on the Collateral associated with the disposed Collateral as the Co-Issuers may reasonably request in writing pursuant to documentation prepared by and at the expense of the Co- Issuers. Section 7.30. Limitation on Certain Issuances and Transfers. The Co-Issuers shall not issue any Series of Tax Restricted Notes, permit the issuance or transfer of any Equity Interests of the Co-Issuers or permit the issuance or transfer of any other interest in the Co-Issuers that may be treated as equity of the Co-Issuers if after giving effect thereto the sum of (a) the aggregate maximum number of beneficial holders and beneficial owners for all Series and Classes of Tax Restricted Notes (including the Tax Restricted Notes to be issued), (b) the number of beneficial holders of Equity Interests of the Co-Issuers and (c) the number of beneficial holders of other interests that may be treated as equity of the Co-Issuers (all as determined for purposes of Treasury Regulations Section 1.7704-1(h)), would exceed 90. Section 7.31. Tax Status. The Co-Issuers and each of the Asset Entities agree that, as of the Closing Date (in the case of the Co-Issuers and the Closing Date Asset Entities) or as of the date of its joinder to this Base Indenture (in the case of an Additional Asset Entity), it shall maintain its status as an entity not treated for U.S. federal income tax purposes as a corporation or other entity taxable as a corporation. Section 7.32. No Constructive Notice. Delivery of reports, information, Officer’s Certificates, notices and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee’s receipt of such reports, information, Officer’s Certificates, notices and documents shall not constitute constructive notice to the Indenture Trustee of any information contained therein or determinable from information contained therein, including any Co-Issuers’, the Manager’s or any other Person’s compliance with any of its covenants under the Indenture, the

74 Notes or any other Transaction Document (as to which the Indenture Trustee is entitled to rely exclusively on the most recent Compliance Certificate described above). ARTICLE VIII SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS, WARRANTIES AND COVENANTS Section 8.01. Applicable to the Co-Issuers, the Asset Entities and certain Subsidiaries thereof. Each Co-Issuer hereby represents, warrants and covenants that since the formation of each of the Asset Entities, each of the Holdings 1 Entities and each Co-Issuer, each of the Obligors and each Holdings 1 Entity has (or has not, as applicable), and as of the date hereof (or the date upon which an applicable Asset Entity becomes party to this Base Indenture or the date upon which the applicable Holdings 1 Entity is acquired by Holdings 1) and until such time as all Obligations are paid in full, each of the Obligors: (a) except for properties, or interests therein, which such Obligor or Holdings 1 Entity has sold and for which such Obligor or Holdings 1 Entity has no continuing obligations or liabilities, will not own any assets other than (i) with respect to each Asset Entity or Holdings 1 Entity, the direct or indirect ownership interests in any Additional Asset Entities or Collateral, including any Portfolio Company Equity Interests or Managed Fund LP Interests and the Participation Agreements (the “Underlying Interests”) and (ii) with respect to each Co-Issuer, direct or indirect ownership interests in the Asset Entities (the “Asset Entity Interests”); (b) will not engage in any business, directly or indirectly, other than the ownership, management and operation of the Underlying Interests or the Asset Entity Interests, as applicable; (c) will not enter into any contract or agreement with any Related Party except in the ordinary course of business and upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arm’s-length basis with third parties other than a Related Party (it being understood that the Management Agreement, the Participation Agreements and the other Transaction Documents comply with this covenant); (d) has not incurred any Indebtedness that remains Outstanding as of the date hereof and will not incur any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than Permitted Indebtedness; (e) has not made any loans or advances to any Person (other than among the Obligors) that remain Outstanding as of the date hereof and will not make any loan or advance to any Person (including any of its Affiliates) other than another Obligor or Holdings 1 Entity or as expressly permitted by the Transaction Documents, and has not acquired and will not acquire obligations or securities of any Related Party; (f) is and intends to remain solvent and to pay its own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due, and intends to maintain adequate capital for its obligations in light of its contemplated business operations;

75 provided, however, that the foregoing shall not require any member of an Obligor or Holdings 1 Entity to make additional capital contributions or provide other financial support to such Obligor; (g) will do all things necessary to preserve its existence and will not, nor will any Related Party or other Obligor or Holdings 1 Entity, amend, modify or otherwise change its articles of incorporation, by-laws, articles of organization, operating agreement or other organizational documents in any manner with respect to the matters set forth in this Article VIII except as otherwise permitted under such organizational documents; (h) shall continuously maintain its qualifications to do business in all jurisdictions necessary to carry on its business, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; (i) will conduct and operate its business as presently contemplated with respect to the ownership of Collateral, or the Asset Entity Interests, as applicable; (j) will maintain books and records and bank accounts separate from those of its Related Parties and any other Person (other than the Obligors or Holdings 1 Entities) and will maintain consolidated financial statements of the Co-Issuers and its subsidiaries that are separate from their Affiliates (it being understood that the Obligors’ and the Holdings 1 Entities’ assets may also be included in consolidated financial statements of their Affiliates; provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Obligors or Holdings 1 Entities from such Affiliates and to indicate that the Obligors’ and Holdings I Entities’ assets and credit are not available to satisfy the debts and other obligations of such Affiliates or any other Person and (ii) such assets shall also be included in the Co-Issuers’ own separate consolidated financial statements to be delivered pursuant to Section 7.02(a)(iii)); (k) will hold itself out to the public as a legal entity separate and distinct from any other Person (including any of its Related Parties), and not as a department or division of any Person (other than the other Obligors or Holdings I Entities) and will correct any known misunderstandings regarding its existence as a separate legal entity; (l) has not required and will not require any employees to conduct its business operations; provided, however, that any expenses related to the conduct of its business operations have been paid and will be paid solely from its own funds; (m) will allocate, fairly and reasonably any shared expenses with Related Parties (including shared office space); (n) will use stationery, invoices and checks bearing its own name and separate from those of any Related Party (it being understood that the Obligors and Holdings 1 Entities are expressly permitted to use common stationery, invoices and checks among the Obligors and Holdings 1 Entities); (o) will file all such separate tax returns with respect to an Obligor or Holdings 1 Entity (or consolidated tax returns for two or more Obligors or Holdings 1 Entities, if applicable) that are required under applicable law;

76 (p) intends to maintain adequate capital for its obligations in light of its contemplated business operations; provided, however, that the foregoing shall not require its respective Member to make additional capital contributions to such Obligor or Holdings 1 Entity; (q) will not seek, acquiesce in, or suffer or permit, its liquidation, dissolution or winding up, in whole or in part; (r) except as otherwise permitted in the Transaction Documents, will not enter into any transaction of merger, consolidation, amalgamation, sell all or substantially all of its assets or acquire by purchase or otherwise all or substantially all of the business or assets of or any stock or beneficial ownership of, any Person; (s) will not commingle or permit to be commingled, its funds or other assets with those of any other Person (other than, with respect to the Obligors, each other Obligor, or as may be held by the Manager, as agent, for each Asset Entity pursuant to the terms of the Management Agreement); (t) will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Related Party; (u) will not hold itself out to have guaranteed or otherwise be responsible for the debts or obligations of any other Person (other than any obligations (x) of another Obligor, including the Obligations or (y) that are no longer outstanding on the later of the date hereof or the date on which an applicable Asset Entity becomes party to this Base Indenture); (v) has not guaranteed or otherwise become liable in connection with any obligation of any other Person (other than the other Obligors) that remains outstanding, and will not guarantee or otherwise become liable on or in connection with any obligation (other than the Obligations) of any other Person (other than the other Obligors) that remains outstanding; (w) will not pledge its assets to secure obligations of any other Person (other than the other Obligors or Holdings 1 Entities); (x) except for funds deposited into the Accounts in accordance with the Transaction Documents, shall not hold title to its assets other than in its name; (y) shall hold all of its assets solely in its own name or in the name of another Obligor or Holdings 1 Entity; (z) shall comply in all material respects with all of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by it contained in or appended to the non-consolidation opinion delivered pursuant hereto on the date hereof; (aa) will continue to conduct its business solely in its own name; (bb) will continue to observe all limited liability company or other applicable corporate formalities; and

77 (cc) since the Series 2021-1 Closing Date, has not formed, acquired or held any subsidiary (other than another Obligor or as part of the Collateral) and will not form, acquire or hold any subsidiary (other than another Obligor or as part of the Collateral). Section 8.02. Applicable to the Co-Issuers. In addition to its respective obligations under Section 8.01, and without limiting the provisions of Section 7.19, each Co-Issuer hereby represents, warrants and covenants as of the Closing Date and until such time as all Obligations are paid in full: (a) The Co-Issuers shall not, and no Co-Issuer shall in its capacity as the sole member of any Asset Entity shall, permit such Asset Entity to, without the prior unanimous written consent of the board of directors of the Co-Issuers, including the independent directors of such board, institute proceedings for any of themselves to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against themselves; file a voluntary bankruptcy petition or any other petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for themselves or a substantial part of their property; make or consent to any assignment for the benefit of creditors; or admit in writing their inability to pay their debts generally as they become due; and (b) Each Co-Issuer has and at all times shall maintain at least two (2) independent directors on its board of directors, who shall be selected by the Member of the Co- Issuers. ARTICLE IX SATISFACTION AND DISCHARGE Section 9.01. Satisfaction and Discharge of Base Indenture. This Base Indenture shall cease to be of further effect with respect to any Notes of a particular Series except as to (i) rights of registration of transfer and exchange (or de-registration and/or registration of Uncertificated Notes), (ii) substitution of mutilated, destroyed, lost or wrongfully taken Notes of a particular Series, (iii) rights of Noteholders of a particular Series to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 11.02 and the obligations of the Indenture Trustee under Section 9.02), and (v) the rights of Noteholders of a particular Series as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Co-Issuers, shall execute proper instruments, to be prepared by the Co-Issuers or their counsel, acknowledging satisfaction and discharge of this Base Indenture with respect to the Notes of a particular Series, when: (A) either of (1) all Notes of such Series theretofore authenticated and delivered (or with respect to Uncertificated Notes, registered) (other than (i) Notes of a particular Series that have been mutilated, destroyed, lost or

78 wrongfully taken and that have been replaced or paid as provided in Section 2.04 and (ii) Notes of a particular Series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Co- Issuers and thereafter repaid to the Co-Issuers or discharged from such trust, as provided in Section 5.05) have been delivered to the Indenture Trustee for cancellation; or (2) all Notes of such Series not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and each Co-Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the date of such deposit; (B) each Co-Issuer has paid or caused to be paid all Obligations and other sums due and payable hereunder and under the other Transaction Documents by the Co-Issuers in respect of such Series; and (C) each Co-Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 15.01 and, subject to Section 15.02, each stating that all conditions precedent provided for in this Base Indenture relating to the satisfaction and discharge of this Base Indenture with respect to such Series have been complied with. Section 9.02. Application of Trust Money. With respect to such Series, all monies deposited with the Indenture Trustee pursuant to Section 9.01 shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of the Notes of such Series and this Base Indenture, to the payment through the Paying Agent to the Holders of the particular Notes of such Series for the payment of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for the Note Principal Balance of such Notes and interest but such monies need not be segregated from other funds except to the extent required in this Base Indenture or required by law. Section 9.03. Repayment of Monies Held by Paying Agent. With respect to each Series, in connection with the satisfaction and discharge of this Base Indenture, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Base Indenture with respect to such Notes shall, upon demand of the Co-Issuers, be paid to the Indenture Trustee to be held and applied according to Section 5.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

79 ARTICLE X EVENTS OF DEFAULT; REMEDIES Section 10.01. Events of Default. “Event of Default”, wherever used in this Base Indenture or in any Indenture Supplement shall mean the occurrence or existence of any one or more of the following: (a) Principal and Interest. Failure of the Co-Issuers to pay (x) interest on the Controlling Class of Notes or (y) principal of the Notes, in each case when due on any Payment Date (provided that the failure of the Co-Issuers to pay any optional payments of principal on the outstanding principal amount of the Class A-1 Notes in accordance with the terms of any Variable Funding Note Purchase Agreement is not an Event of Default); (b) Other Payment Defaults. The failure of the Obligors or the Guarantors to make any other payments due under the Transaction Documents, including commitment fees and any other fees, expenses and other amounts due to the holders of the Variable Funding Notes under any Variable Funding Note Purchase Agreement, in each case, within the applicable cure period (other than those covered by Section 10.01(a)(x) or 10.01(a)(y)) (provided that the failure of the Co-Issuers to pay any commitment fees or any other fees, expenses and other amounts due to the holders of the Variable Funding Notes under any Variable Funding Note Purchase Agreement for which funds are not available in accordance with Section 5.01(b)(i) is not an Event of Default) within the applicable cure period, or if no cure period is specified, within ten days after written notice from the Indenture Trustee (acting solely at the direction of the Controlling Class Representative or, if none, the Majority of Noteholders) requiring such failure to be remedied; (c) Financial Reporting Default. The failure of any Obligor to comply with financial reporting requirements for a period of thirty (30) days after written notice from the Indenture Trustee (acting solely at the direction of the Controlling Class Representative) requiring such failure to be remedied, unless such period is extended for a period not to exceed sixty (60) days at the request of the Obligors and the Co-Issuers receive Rating Agency Confirmation or consent from the Majority Noteholders (or the Controlling Class Representative, if any); (d) Covenant Default. The failure of any Guarantor or any Obligor to observe or perform any other covenants contained in this Base Indenture or any other Transaction Documents which failure is reasonably likely to cause a Material Adverse Effect and the continuance of such failure for a period of thirty (30) days after written notice from the Indenture Trustee (acting solely at the direction of the Controlling Class Representative); provided, however, if such default is reasonably susceptible of cure, but not within such thirty-daythirty (30) day period, then the applicable Guarantor or the applicable Obligor, as applicable, may be permitted up to an additional one-hundred and twenty (120) days to cure such default; provided that the applicable Guarantor or the applicable Obligor has commenced the cure within such thirty- daythirty (30) day period and diligently and continuously pursues such cure; (e) Breach of Representations and Warranties. The breach of a representation, warranty, certification or other statement made by any Guarantor or any Obligor in any Transaction Document or in any statement or certificate at any time given in writing pursuant to or in

80 connection with any Transaction Document that is reasonably likely to cause a Material Adverse Effect and, if such breach is reasonably susceptible to cure, continuation of such breach for a period of forty-five (45) days after written notice from the Indenture Trustee (acting solely at the direction of the Controlling Class Representative); (f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court enters a decree or order for relief with respect to any of the Obligors or the Guarantors in an Involuntary Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable law unless dismissed within ninety (90) days; (ii) the occurrence and continuance of any of the following events for ninety (90) days unless dismissed or discharged within such time: (x) an involuntary case under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect, is commenced, in which any of the Obligors or the Guarantors is a debtor or any portion of the Collateral is property of the estate therein, (y) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other official having similar powers over any of the Obligors or the Guarantors, over all or a substantial part of its or their property, is entered, or (z) an interim receiver, trustee or other custodian is appointed without the consent of the Guarantors or any of its direct or indirect subsidiaries, as applicable, for all or a substantial part of the property of such Person; (g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) An order for relief is entered with respect to the Co-Issuers, the Guarantors or any of the direct or indirect subsidiaries of the Co-Issuers, or the Co-Issuers, the Guarantors or any of the direct or indirect subsidiaries of the Co-Issuers commences a voluntary case under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee, custodian or other official having similar powers for the Co-Issuers, the Guarantors or any of the direct or indirect subsidiaries of the Co-Issuers, for all or a substantial part of the property of the Guarantors or any of its direct or indirect subsidiaries; (ii) the Co-Issuers, the Guarantors or any of the direct or indirect subsidiaries of the Co-Issuers makes any assignment for the benefit of creditors; or (iii) the board of directors or other governing body of the Co-Issuers, the Guarantors or any of the direct or indirect subsidiaries of the Co-Issuers adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Section 10.01(g); (h) Bankruptcy Involving Collateral. Other than as described in either of Sections 10.01(f) or 10.01(g), all or any portion of the Collateral becomes property of the estate or subject to the automatic stay in any case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect (provided that if the same occurs in the context of an involuntary proceeding, it shall not constitute an Event of Default if it is dismissed or discharged within ninety (90) days following its occurrence); (i) Termination of Managed Fund LP Agreement. The termination for cause of any Managed Fund LP Agreement if such termination, together with any other termination of a Managed Fund LP Agreement for cause that occurred within the immediately preceding twelve (12) months, results in a decrease of 35% or more in the Annualized Recurring Fees as of the date of such termination;

81 (j) Other Monetary Default. Any monetary default by the Obligors or the Guarantors under any Transaction Document, other than this Base Indenture, which monetary default continues beyond the applicable cure period set forth in the corresponding Transaction Document, or if no cure period is set forth in such Transaction Document, such default continues unremedied for a period of five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Co-Issuers by the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has Knowledge thereof) or the Noteholders; or (k) Transfer Restrictions. Either Guarantor shall cease to own, directly or indirectly, 100% of the limited liability company or other ownership interests in applicable Co- Issuer, or either Co-Issuer shall cease to own, directly or indirectly, 100% of the limited liability company, partnership or other ownership interests in any applicable Asset Entity (other than as expressly permitted in this Base Indenture). If more than one of the foregoing paragraphs shall describe the same condition or event, then the Indenture Trustee will, at the written direction of the Majority Noteholders, have the right to select which paragraph or paragraphs shall apply. In any such case, the Indenture Trustee shall have the right (but not the obligation) to designate the paragraph or paragraphs which provide for non- written notice (or for no notice) or for a shorter time to cure (or for no time to cure). Section 10.02. Acceleration and Remedies. If an Event of Default described in clauses (f), (g) or (h) of Section 10.01 occurs and is continuing, the aggregate Class Principal Balances of all Classes of outstanding Notes, together with accrued and unpaid interest thereon through the date of acceleration, and all other obligations, will automatically become immediately due and payable. If any other Event of Default occurs and is continuing, the Indenture Trustee, at the written direction of Noteholders representing more than 50% of the aggregate Class Principal Balances of all Classes of outstanding Notes, will declare all of the Notes to be immediately due and payable, by written notice to the Co-Issuers. (a) At any time after a declaration of acceleration of maturity or an automatic acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Section 10.02, the Majority Noteholders may, with written notice to the Co-Issuers and the Indenture Trustee, rescind and annul such declaration and its consequences; provided, however, such rescission or annulment shall be effective only if: (i) each Co-Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay: (A) all payments of the principal of and interest on all Notes and all other Obligations that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, indemnities and advances of the Indenture Trustee and its agents and counsel and other amounts due and

82 owing to the Indenture Trustee pursuant to Section 11.05 shall have been paid in full; and (ii) all Events of Default, other than the nonpayment of the principal and interest of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 10.15. (b) Upon the occurrence and during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee receives written notice or has Knowledge, all or any one or more of the rights, powers, privileges and other remedies available to the Indenture Trustee against the Obligors (or the Guarantors) under this Base Indenture or any of the other Transaction Documents, or at law or in equity, may be exercised by the Indenture Trustee (at the direction of the Majority Noteholders) at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not the Indenture Trustee shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Transaction Documents with respect to the Collateral and the proceeds from any of the foregoing. Any such actions taken by the Indenture Trustee (at the direction of the Majority Noteholders) shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Indenture Trustee (at the direction of the Majority Noteholders) may determine, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of the Indenture Trustee permitted by law, equity or contract or as set forth herein or in the other Transaction Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by law, the Indenture Trustee shall not be subject to any “one action” or “election of remedies” law or rule, and (ii) all liens and other rights, remedies or privileges provided to the Indenture Trustee shall remain in full force and effect until the Indenture Trustee (at the direction of the Majority Noteholders) has exhausted all of its remedies the Collateral and the proceeds from any of the foregoing or the Obligations have been paid in full. (c) [Reserved]. (d) Any amounts recovered with respect to the Collateral and the proceeds from any of the foregoing for the Notes and other Guaranteed Obligations after an Event of Default shall be applied by the Indenture Trustee after payment of any fees, costs, indemnities and expenses incurred by or due and owing to the Indenture Trustee, in accordance with the priorities set forth in Section 5.01(a). Section 10.03. [Reserved]. Section 10.04. Evidence of Compliance. Promptly following request by the Indenture Trustee (at the direction of the Majority Noteholders), the Co-Issuers shall, or shall cause each Asset Entity, the Guarantors or the Manager to, provide such documents and instruments as shall be reasonably satisfactory to the Indenture Trustee (at the direction of the Majority Noteholders) to evidence compliance with any material provision of the Transaction Documents applicable to such entities. Section 10.05. Controlling Class Representative.

83 (a) The Noteholders (or, in the case of Book-Entry Notes, the Note Owners) of the Controlling Class whose Notes represent more than 50% of the related Outstanding Class Principal Balance shall be entitled in accordance with the terms hereof to select a representative (the “Controlling Class Representative”) having the rights and powers specified in this Base Indenture (including those specified in Section 10.06) or to replace an existing Controlling Class Representative) (such person, an “Existing CCR”); provided that no Affiliate of the Obligors may act as Controlling Class Representative; provided, further that if at any time no Controlling Class Representative is serving in place, then the “Controlling Class Representative” for all purposes shall be deemed to be represented by a vote of the Majority Noteholders and all notices for the Controlling Class Representative will be posted on the Indenture Trustee’s website. Upon (i) the receipt by the Indenture Trustee of written requests for the selection of a Controlling Class Representative from the Noteholders (or, in the case of Book-Entry Notes, the Note Owners) of Notes representing more than 50% of the Outstanding Class Principal Balance of the Controlling Class, (ii) the resignation or removal of the Person acting as Controlling Class Representative or (iii) receipt by the Indenture Trustee of a written notice from the Manager that the Controlling Class has changed, the Indenture Trustee (each such event, a “CCR Re-Election Event”) shall deliver a written notice to the Controlling Class Members (with a copy to the Co-Issuers) in the form of Exhibit J announcing an election of, and soliciting nominations of candidates for, the Controlling Class Representative (a “CCR Election Notice”). The Indenture Trustee shall deliver the written notice with respect to (i) Class A-1 Notes, via email to the Class A-1 Administrative Agent, (ii) with respect to Book-Entry Notes, through the Applicable Procedures of the Depositary with respect to Book-EntryClass A-2 Notes and (iii) with respect to the Definitive Notes other than Class A-1 Notes, to the extent provided, via email to the registeredmost recent email address of anyeach Holders of such Definitive Notes. In addition, the Indenture Trustee shall post the written notice on its password protected website at http://www.sf.citidirect.com. The CCR Election Notice shall state that the Existing CCR, if any, will automatically be listed as a nominee unless such Existing CCR is resigning or being removed or notifies the Indenture Trustee in writing that it does not wish to continue as Controlling Class Representative. The Manager shall provide written notice to the Indenture Trustee upon the occurrence of any change in the Controlling Class and shall confirm same upon written request from the Indenture Trustee. Each Controlling Class Member shall be allowed to nominate itself as a candidate for Controlling Class Representative (a “CCR Candidate”; provided, that any nomination submitted by a Controlling Class Member may be submitted by means of the Applicable Procedures through its DTC custodian) (and shall not be permitted to nominate any other Person as a CCR Candidate) by submitting its nomination directly to the Indenture Trustee in writing in the form attached as Exhibit K hereto (a “CCR Nomination”) within the period specified in the CCR Election Notice, which shall be no later than 5:00 p.m. (Eastern) (the “CCR Nomination Cut-Off”) on the day five (5) Business Days from the date thereof (the “CCR Nomination Period”). Each Controlling Class Member nominating a CCR Candidate shall also be required to represent and warrant that, as of the date not more than ten (10) Business Days prior to the date of the CCR Election Notice (each such date, a “CCR Nomination Record Date”) (i) it was the Beneficial Owner or Noteholder, as applicable, of the aggregate Note Principal Balance of Notes of the Controlling Class specified in its CCR Nomination and (ii) the CCR Candidate is a Controlling Class Member. CCR Nominations may be submitted by Controlling Class Members to the Indenture Trustee in pdf format via email at the email address for such purpose set forth in the CCR Election Notice, and no originals or medallion signature guarantees shall be required, and the Indenture Trustee shall

84 be entitled to conclusively rely on, and shall be fully protected in relying on, CCR Nominations submitted in such manner. Each nomination shall include a contact for the CCR Candidate, together with such contact’s direct email and telephone number, that will be available to answer any questions raised by a Noteholder or Beneficial Owner. Such contact information shall be posted on the Indenture Trustee’s website. For any nomination to be valid, the CCR Nomination must be delivered to the Indenture Trustee within the CCR Nomination Period. Each CCR Nomination shall become irrevocable upon receipt by the Indenture Trustee of a valid and complete CCR Nomination. Unless all outstanding Notes are held by Affiliates of the Asset Entities, Notes held by Affiliates of the Asset Entities shall be disregarded when determining the Controlling Class, and no affiliate of the Co-Issuers may act as Controlling Class Representative. The Manager shall provide written notice to the Indenture Trustee upon the occurrence of any change in the Controlling Class and shall confirm same upon written request from the Indenture Trustee. The Indenture Trustee shall have no obligation to determine or confirm which Class of Notes is the Controlling Class nor to confirm the authority of the Controlling Class Representative once identified to it in writing by the Manager. (b) Based upon the CCR Nominations that are received by the Indenture Trustee by the last day of the CCR Nomination PeriodCut-Off, (i) if no CCR Nomination has been received by the Indenture Trustee and there is no Controlling Class Representative, the Indenture Trustee shall deliver a Notice Regarding the CCR Election in the form of Exhibit L (a “Notice Regarding CCR Election”) to the Co-Issuers, the Manager and the Controlling Class Members that no CCR Nominations have been received and that no CCR Election shall be held, (ii) if one or more CCR Nominations has been received by the Indenture Trustee, the Indenture Trustee shall prepare and send to each applicable Controlling Class Member a ballot in the form of Exhibit M attached hereto (the “CCR Ballot”) naming the top three candidates based upon the highest aggregate Note Principal Balance of Notes of Controlling Class Members nominating such candidate (or, if fewer than three (3) candidates are nominated, the CCR Ballot shall list all candidates), or (iii) if no CCR Nomination other than the automatic nomination of the Existing CCR has been received by the Indenture Trustee and there is a Controlling Class Representative at such time, the Indenture Trustee shall deliver a Notice Regarding the CCR Election the Co- Issuers, the Manager and the CCR Acceptance Letter in the form of Exhibit N hereto (a “CCR Acceptance Letter”) requesting an affirmative election by the Existing CCR to continue its role as Controlling Class Members stating that no CCR Election shall be held and that the Person then Person serving as the Controlling Class Representative shall be deemed re-elected and shall continue to serve as the Controlling Class Representative; provided that, for such nomination purposes, with respect to each Series of Class A 1 Notes Outstanding, the Class A 1 Notes Voting Amount shall be used in place of the Note Principal Balance of such Notes. To the extent that a CCR Acceptance Letter has been received by the Indenture Trustee within fifteen (15) Business Days of the date of such request (such date, the “CCR Affirmative Continuation Cut-Off Date”), the Indenture Trustee shall deliver a Notice Regarding CCR Election stating that no CCR Election will be held and the Existing CCR will be deemed re-elected and remain Controlling Class Representative. If the Indenture Trustee does not receive a CCR Acceptance Letter from the Existing CCR by the CCR Affirmative Continuation Cut-Off Date, the Existing CCR will no longer continue to serve as Controlling Class Representative and that there will be no Controlling Class Representative until a CCR Re-Election Event occurs and a Controlling Class Representative is elected or selected pursuant to this Article X; provided that, for the avoidance of doubt, the delivery of such notice shall not constitute a CCR Re-Election Event for the purposes of clause (ii)

85 of the definition thereof. Each Controlling Class Member may, in its sole discretion, indicate its vote for a CCR Candidate in an election for a Controlling Class Representative (a “CCR Election”) by returning a completed CCR Ballot directly to the Indenture Trustee no later than 5:00 p.m. (Eastern time) within the time specified in the CCR Ballot, which shall be within five (5) Business Days of the date of the CCR Ballot (a “CCR Election Period”), certifying that, as of the date of the CCR Ballot (the “CCR Voting Record Date”), it was the owner or beneficial owner of the Note Principal Balance of Notes of the Controlling Class specified by such Controlling Class Member in the CCR Ballot, and including a notarization or medallion signature guarantee. In completing a CCR Ballot, the Controlling Class Member (or its DTC custodian on its behalf) shall vote the full Note Principal Balance (or, with respect to the Class A-1 Notes, the Class A-1 Notes Voting Amount) of Notes of the Controlling Class specified in the CCR Ballot to one (1) candidate and, for the avoidance of doubt, no more than one (1) candidate shall be indicated per CUSIP. CCR Ballots may be submitted by Controlling Class Members to the Indenture Trustee in pdf format via email at the email address for such purpose set forth in the CCR Ballots. Each CCR Ballot shall be irrevocable upon receipt by the Indenture Trustee of a valid and complete CCR Ballot. (c) At the end of the CCR Election Period, the Indenture Trustee will tabulate the votes; provided that, for purposes of such tabulation of votes pursuant to this Section 10.05(c), with respect to each Series of Class A-1 Notes Outstanding, the Class A-1 Notes Voting Amount shall be used in place of the Note Principal Balance of such Series. If both (i) the CCR Voting Amount is greater than or equal to the CCR Quorum Amount and (ii) a CCR Candidate receives votes representing in excess of 50% of the CCR Voting Amount, such CCR Candidate will be elected the Controlling Class Representative. “CCR Quorum Amount” means 50% of the sum of (x) the Note Principal Balance (with respect to any Notes of the Controlling Class other than Class A-1 Notes) and (y) the Class A-1 Notes Voting Amount of the Notes of the Controlling Class as of the CCR Voting Record Date. “CCR Voting Amount” means (i) the Class A-1 Notes Voting Amount with respect to each Series of Class A-1 Notes of the Controlling Class and (ii) the Note Principal Balance of each Series of Notes of the Controlling Class (other than Class A-1 Notes) or any beneficial interest therein, in each case, that are Outstanding as of the CCR Voting Record Date and, in each case, with respect to which votes were submitted). Notes of the Controlling Class held by the Master IssuerCo-Issuers or any Affiliate of the Master IssuerCo-Issuers shall not be considered Outstanding for such voting purposes. If two CCR Candidates both receive votes from Controlling Class Members owning (or owning any beneficial interest) exactly 50% of the CCR Voting Amount, the Co Issuers (or the Manager on their behalf pursuant to the Management Agreement) shall select the Controlling Class Representative from among such CCR Candidates receiving votes from Controlling Class Members owning (or owning any beneficial interest) exactly 50% of the CCR Voting Amount. If either (i) no CCR Candidate receives votes representing at least 50% of the CCR Voting Amount or (ii) votes are submitted by less than the CCR Quorum Amount, the Indenture Trustee shall notify the Co-Issuers, the Manager and the Controlling Class Members that a Controlling Class Representative will not be elected and until a CCR Re-election Event occurs and a Controlling Class Representative is elected or selected pursuant to the terms set forth in this Section 10.05 (i) the Majority Noteholders shall exercise the rights of the Controlling Class Representative and (ii) any deliverable or notice that is required to be provided to the Controlling Class Representative under a Transaction Document shall be delivered to the Indenture Trustee’s internet website.

86 (d) If a CCR Candidate is elected, or chosen pursuant to Section 10.05(c), the Indenture Trustee shall forward an acceptance letter in the form of Exhibit N attached hereto (a “CCR Acceptance Letter”) to the elected CCR Candidate for execution and notarization, pursuant to which the elected CCR Candidate shall (i) agree to act as the Controlling Class Representative, (ii) provide its name and contact information and permit such information to be shared with the Co-Issuers, the Manager and the Controlling Class Members and (iii) represent and warrant that it is a Controlling Class Member. No elected CCR Candidate shall be appointed Controlling Class Representative unless such Person delivers a CCR Acceptance Letter to the Indenture Trustee within fifteen (15) Business Days of receipt thereof. (e) Within two (2) Business Days of receipt of the executed CCR Acceptance Letter, the Indenture Trustee shall promptly forward copies thereof, or provide the new Controlling Class Representative’s name and addresscontact information, to the Co-Issuers, the Manager and the Controlling Class Members. (f) The prior Controlling Class Representative (if any) shall cease to be the Controlling Class Representative at the end of any CCR Election Period following a CCR Re- election Event (so long as a CCR Election is held at such time) unless it is re-elected as Controlling Class Representative after such CCR Election Period as described above, even if no candidate is elected as a successor Controlling Class Representative at the end of such CCR Election Period. (g) The Indenture Trustee shall be entitled to conclusively rely on, and shall be fully protected in all actions taken or not taken by it with respect to, (i) the email information provided by any Class A-1 Administrative Agent and the Applicable Procedures of the Depositary (and the registered address of any Holders of Definitive Notes) for delivery of the CCR Election Notices and the CCR Ballots to Note Owners of Notes of the Controlling Class and (ii) the representations and warranties of the Persons submitting CCR Nominations, CCR Ballots and CCR Acceptance Letters. (h) Any and all expenses of the Controlling Class Representative shall be borne by the Noteholders (or, if applicable, the Note Owners) of Notes of the Controlling Class, pro rata according to their respective Percentage Interests in such Class. Section 10.06. Limitation on Liability of Controlling Class Representative. Each Noteholder and Note Owner acknowledges and agrees, by its acceptance of its Notes or interests therein, that the Controlling Class Representative may have special relationships and interests that conflict with those of holders and Note Owners of one or more Classes of Notes, that the Controlling Class Representative may act solely in the interests of the Noteholders and Note Owners of the Controlling Class, that the Controlling Class Representative does not have any duties to the Noteholders and Note Owners of any Class of Notes other than the Controlling Class, that the Controlling Class Representative may take actions that favor the interests of the Noteholders and Note Owners of the Controlling Class over the interests of the Noteholders and Note Owners of one or more other Classes of Notes, that the Controlling Class Representative shall not be deemed to have been grossly negligent or reckless, or to have acted in bad faith or engaged in willful misconduct, by reason of its having acted solely in the interests of the Controlling Class and that the Controlling Class Representative shall have no liability

87 whatsoever for having so acted, and no Noteholder may take any action whatsoever against the Controlling Class Representative for having so acted or against any director, officer, employee, agent or principal thereof for having so acted. Section 10.07. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) Subject to the provisions of Section 10.02, upon acceleration of the maturity of the Notes, the Co-Issuers shall pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for the aggregate Outstanding Class Principal Balance of all Classes of Notes and accrued and unpaid interest thereon, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the relevant Notes and in addition thereto all other Obligations, including such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, indemnities and advances of the Indenture Trustee and its agents and counsel and other amounts due and owing to the Indenture Trustee pursuant to Section 11.05. (b) Subject to the provisions of Section 10.02 and Section 15.18, in case the Co-Issuers shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee (acting at the direction of the Majority Noteholders), in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Co- Issuers or the other Obligors upon such Notes and collect in the manner provided by law out of the property of the Co-Issuers or the other Obligors upon such Notes wherever situated, the monies adjudged or decreed to be payable. (c) Subject to the provisions of Section 15.18, if an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 10.08, acting at the direction of the Majority Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee, at the direction of the Majority Noteholders, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Base Indenture or any Indenture Supplement or in aid of the exercise of any power granted in this Base Indenture or any Indenture Supplement, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Base Indenture or any Indenture Supplement or by law. (d) In case there shall be pending, relative to the Co-Issuers or any other Obligor upon the Notes, proceedings under any applicable federal, state, provincial, territorial or foreign bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Co-Issuers or their property or such other Obligor, or in case of any other comparable judicial Proceedings relative to the Co-Issuers or other Obligor upon the Notes, or to the creditors or property of the Co-Issuers or such other Obligor, the Indenture Trustee, irrespective of whether the Outstanding Class Principal Balance shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee, acting at the direction of the Majority Noteholders, shall have made any demand pursuant to the

88 provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise: (i) to file and prove a claim or claims for the whole amount of the principal and interest owing and unpaid in respect of Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation, expenses, disbursements, indemnities and advances of the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and all other amounts due and owing to the Indenture Trustee pursuant to Section 11.05) and of the Noteholders allowed in such Proceedings; (ii) unless prohibited by applicable law and regulations, to vote on behalf and at the written direction of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings; (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Co-Issuers, their creditors and their property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee, acting at the direction of the Majority Noteholders, shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other amounts due and owing to the Indenture Trustee pursuant to Section 11.05. (e) Nothing contained in this Base Indenture or in any Indenture Supplement shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any such Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person and be a member of a creditors’ or other similar committee. (f) Subject to the provisions of Section 15.18, all rights of action and of asserting claims under this Base Indenture or in any Indenture Supplement, or under any of the Notes, may be enforced by the Indenture Trustee, acting at the direction of the Majority Noteholders, without the possession of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee, acting at the direction of the Majority Noteholders, may be brought in its own name and

89 as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements, advances, amounts owed to and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders. (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Base Indenture or any Indenture Supplement to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings. Section 10.08. Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee, acting at the direction of the Majority Noteholders, may do one or more of the following (subject to Section 10.02, Section 10.09, Section 14.01 and Section 15.18): (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Base Indenture, any Indenture Supplement or any other Transaction Document with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Co-Issuers and any other Obligor upon such Notes, this Base Indenture, any Indenture Supplement or any other Transaction Document monies adjudged due; (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Base Indenture or any Indenture Supplement with respect to the Trust Estate; (iii) exercise any and all rights and remedies of a secured party under applicable law of any relevant jurisdiction or in equity and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; (v) without notice to the Co-Issuers, except as required by law and as otherwise provided in this Base Indenture, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof; and (vi) demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as the Indenture Trustee, acting at the direction of the Majority Noteholders, may determine. Section 10.09. Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 10.02 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall, upon the direction of the Majority Noteholders, elect to maintain possession of the Trust Estate and apply proceeds as if there had been no declaration of acceleration. It is the desire of the Co-

90 Issuers and the Noteholders that there be at all times sufficient funds for the payment of all Outstanding Obligations, including the Outstanding Class Principal Balance of and interest on all Classes of Notes. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee, at the direction of the Majority Noteholders, shall, at the Co-Issuers’ expense, obtain and shall be protected in relying upon an opinion of an Independent investment banking or accounting firm of international reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Section 10.10. Limitation of Suits. Subject to the provisions of Section 15.18, no Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Base Indenture or any Indenture Supplement or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default; (b) Noteholders by an Affirmative Direction have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder; (c) such Holder or Holders has offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request; (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders. It is understood and intended that no one or more Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Base Indenture or any Indenture Supplement to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Base Indenture or any Indenture Supplement, except in the manner provided in this Base Indenture. In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Outstanding Class Principal Balance of all Classes of Notes, no action shall be taken, notwithstanding any other provisions of this Base Indenture or any Indenture Supplement. Notwithstanding any provision of this Section 10.10, the Indenture Trustee shall not take any action or permit any action to be taken that is inconsistent with Section 15.18. Section 10.11. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Base Indenture or any Indenture Supplement, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates

91 thereof expressed in such Note or in this Base Indenture or any Indenture Supplement, and such right shall not be impaired without the consent of such Holder. Section 10.12. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Base Indenture or any Indenture Supplement and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted. Section 10.13. Rights and Remedies Cumulative. Except as provided herein, no right or remedy conferred in this Base Indenture, in any Indenture Supplement or in any other Transaction Document upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder, in any Indenture Supplement or in any other Transaction Document or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, in any Indenture Supplement, or in any other Transaction Document or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 10.14. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article X or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be. Section 10.15. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 10.02 as may be modified by any Indenture Supplement, the Majority Noteholders may waive any past Default or Event of Default and its consequences except (i) a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of each Noteholder and (ii) before any such waiver may be effective, the Indenture Trustee must receive any reimbursement then due or payable in respect of any amounts then due to the Indenture Trustee hereunder or under the other Transaction Documents (including all unpaid fees, expenses, and indemnification due to the Indenture Trustee hereunder and under the other Transaction Documents). Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Base Indenture or any Indenture Supplement; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. Section 10.16. Undertaking for Costs. All parties to this Base Indenture or any Indenture Supplement agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Base Indenture or any Indenture Supplement, or in

92 any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant (other than the Co-Issuers) in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney’s fees, against any party litigant (other than the Co-Issuers) in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant (other than the Co-Issuers); but the provisions of this Section 10.16 as may be modified by any Indenture Supplement shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, representing more than 10% of the aggregate Outstanding Class Principal Balance of all Classes of Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of the unpaid principal balance of any Note or interest on any Note on or after the respective due dates expressed in such Note and in this Base Indenture or any Indenture Supplement. Section 10.17. Waiver of Stay or Extension Laws. Each Co-Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Base Indenture, any Indenture Supplement or any Transaction Document; and each Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power granted in this Base Indenture to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. Section 10.18. Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Base Indenture, any Indenture Supplement or any Transaction Document shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Base Indenture, any Indenture Supplement or any Transaction Document. No rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Co-Issuers or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the Assets of the Co- Issuers. Section 10.19. Waiver. Each Co-Issuer hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Base Indenture or the Collateral. Each Co-Issuer acknowledges and agrees that ten days prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to the Co-Issuers within the meaning of the UCC (to the extent that the UCC is applicable). ARTICLE XI THE INDENTURE TRUSTEE Section 11.01. Duties of Indenture Trustee. (a) The Indenture Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee receives written notice or has Knowledge

93 and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Base Indenture. If an Event of Default, an Amortization Period, Class A LTV Condition, an Expense Cash Flow Sweep Period or a Manager Termination Event of which a Responsible Officer of the Indenture Trustee receives written notice or has Knowledge occurs and is continuing (except in the case of the receipt of directions with respect to such matter from the Controlling Class Representative or the Majority Noteholders in accordance with the terms of this Base Indenture or another Transaction Document in which event the Indenture Trustee’s sole obligation will be to await such direction and act or refrain from acting in accordance therewith), the Indenture Trustee shall exercise such of the rights and powers vested in it by this Base Indenture, any Indenture Supplement and any other Transaction Document, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default, an Amortization Period, ARD Period, Cash Trap Condition, Class A LTV Condition, Expense Cash Flow Sweep Period or a Manager Termination Event of which a Responsible Officer has not received written notice; provided, further, that the Indenture Trustee shall have no liability in connection with any action or inaction due to the acts or failure to act of the Controlling Class Representative or the Majority Noteholders, as applicable, in connection with any Event of Default, Amortization Period, ARD Period, Cash Trap Condition, Class A LTV Condition, Expense Cash Flow Sweep Period or a Manager Termination Event or for acting or failing to act due to any direction or lack of direction from the Manager, the Controlling Class Representative or such Noteholders. Any permissive right of the Indenture Trustee contained in this Base Indenture, any Indenture Supplement and any other Transaction Document shall not be construed as a duty. The Indenture Trustee shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Indenture Trustee. (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Base Indenture, any Indenture Supplement and any other Transaction Document, the Indenture Trustee shall examine them to determine whether they conform on their face to the requirements of this Base Indenture, any Indenture Supplement or any other Transaction Document. If any such instrument is found not to conform on its face to the requirements of this Base Indenture, any Indenture Supplement, or any other Transaction Document in a material manner, the Indenture Trustee shall take such action as it deems appropriate to have the instrument corrected. The Indenture Trustee shall not be responsible or liable for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Co-Issuers, the Guarantors, the Asset Entities, the Manager, any actual or prospective Noteholder or Note Owner or any Rating Agency, and accepted by the Indenture Trustee in good faith, pursuant to this Base Indenture, any Indenture Supplement or any other Transaction Document. Except as otherwise provided herein, the Indenture Trustee shall not be responsible for recomputing, recalculating or verifying any information provided by the Manager pertaining to any report, distribution statement or Officer’s Certificate.

94 (c) No provision of this Base Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided however that: (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee receives written notice or has Knowledge, and after the curing or waiving of all Events of Default which may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Base Indenture, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Base Indenture or any Indenture Supplement and no implied covenants or obligations shall be read into this Base Indenture or any Indenture Supplement against the Indenture Trustee. The Indenture Trustee shall not be liable to the Noteholders for not following any direction of any Noteholder if the Indenture Trustee believes (which belief may be based upon an opinion or advice of counsel) that such action, inaction, or direction would violate the express terms of this Base Indenture, the Notes or the other Transaction Documents. (ii) In the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Base Indenture and any Indenture Supplement. (iii) The Indenture Trustee shall not be liable in its individual capacity for any action taken or omitted to be taken by it in good faith at the direction of the Manager, the Co-Issuers, the Controlling Class Representative and/or the Majority Noteholders under circumstances in which such direction is required or permitted by the terms of this Base Indenture, any other Transaction Document or applicable law, including relating to the time, method and place for conducting any proceeding for any remedy available to the Indenture Trustee, exercising any trust or power conferred upon the Indenture Trustee under this Base Indenture or any other circumstances in which such direction is required or permitted by the terms of this Base Indenture. (iv) The Indenture Trustee shall not be liable in its individual capacity for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts. (v) The Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in the absence of gross negligence, bad faith or willful misconduct which it believes to be authorized or within the discretion or rights or powers conferred upon it by this Base Indenture or the applicable Transaction Documents. (vi) The Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by the Indenture Trustee, in good faith in accordance with this Base Indenture or the direction of the Controlling Class Representative or the Noteholders entitled to at least 25% (or, as to any particular matter, any higher percentage

95 as may be specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Base Indenture. (vii) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any event, Event of Default, Amortization Period, Class A LTV Condition, Expense Cash Flow Sweep Condition, Manager Termination Event or other information hereunder or under any other Transaction Document unless either (1) a Responsible Officer shall have Knowledge of such event, Event of Default or other information or (2) written notice of such event, Event of Default or other information referring to the Notes, this Base Indenture and any Indenture Supplement shall have been received by a Responsible Officer in accordance with the provisions of this Base Indenture and any Indenture Supplement. In the absence of receipt of such Knowledge or written notice, the Indenture Trustee may conclusively assume that no event or Event of Default shall have occurred and have no duty to otherwise determine whether such event or Event of Default shall have occurred. (viii) Subject to the other provisions of this Base Indenture, and without limiting the generality of this Section 11.01, the Indenture Trustee shall not have any duty, except as expressly provided in the Transaction Documents, (A) to cause any recording, filing, or depositing of this Base Indenture or any Indenture Supplement or any agreement referred to herein or therein or any financing statement or continuation statement evidencing a security interest, or to cause the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to or cause the maintenance of any insurance, (C) to confirm or verify the truth, accuracy or contents of any reports, resolutions, certificates, statements, instruments, opinions, notices, requests, consents, orders, approvals or other documentation of the Co-Issuers, the Guarantors, the Asset Entities, the Manager, any Noteholder or Note Owner or any Rating Agency, delivered to the Indenture Trustee pursuant to this Base Indenture reasonably believed by the Indenture Trustee to be genuine, absent manifest error, and to have been signed or presented by the proper party or parties (provided, however, the Indenture Trustee may, upon direction of the Majority Noteholders, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Co-Issuers and any Asset Entity personally or by agent or attorney), and (D) to see to the payment of any assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral other than from funds available in the Collection Account (provided, that such assessment, charge, lien or encumbrance did not arise out of the Indenture Trustee’s willful misconduct, bad faith or negligence). Neither the Indenture Trustee nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any of the Collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters, or for monitoring the status of any lien or performance of any of the Collateral. The Indenture Trustee shall not be responsible for the existence,

96 genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Indenture Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. Except as otherwise provided herein, the Indenture Trustee shall have no duty to inquire as to the performance or observance of any of the terms of the Indenture or the other Transaction Documents by the Co-Issuers or any other Person. (ix) Notwithstanding anything to the contrary contained in this Base Indenture or any of the other Transaction Documents, no provision of this Base Indenture or the other Transaction Documents shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or exercises of its rights or powers hereunder, if it has reasonable grounds for believing that the repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it by the terms of the Indenture or the Guarantee and Collateral Agreement. The Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any risk, loss, liability or expense (x) The rights, protections, immunities and indemnities given to the Indenture Trustee hereunder are extended to and shall be enforceable by Citibank, N.A., in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder. (xi) If the same Person is acting as Indenture Trustee and Note Registrar, then any notices required to be given by such Person in one such capacity shall be deemed to have been timely given to itself in any other such capacity. (d) The Indenture Trustee is hereby directed to execute and deliver any Transaction Document to which it is a party. (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Co-Issuers. (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law, this Base Indenture or any Indenture Supplement. (g) If at any time the Indenture Trustee in any capacity is required to take action at the direction of the Controlling Class Representative or is entitled to seek direction from the Controlling Class Representative but no Controlling Class Representative has been elected or the Controlling Class Representative has resigned and not been replaced, then the Indenture Trustee may request written instructions from the holders or Majority of the Controlling Class, as applicable, and may act in accordance with the written direction of the Controlling Class Representative, the holders or the Majority of the Controlling Class, as applicable, with no liability

97 therefor. The Co-Issuers shall seek such consent, direction, instruction or appropriate action from the holders or the Controlling Class and shall provide the Indenture Trustee with evidence of such consent, direction or instruction or the specific action to be taken. (gh) Every provision in this Base Indenture and any Indenture Supplement that in any way relates to the Indenture Trustee is subject to paragraphs (a) through (f) of this Section 11.01. Section 11.02. Certain Matters Affecting the Indenture Trustee. Except as otherwise provided in Section 11.01: (i) the Indenture Trustee may conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine, absent manifest error, and to have been signed or presented by the proper party or parties; (ii) the Indenture Trustee may consult with counsel and any advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith; (iii) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it under this Base Indenture, any Indenture Supplement or any other Transaction Document, or to institute, conduct or defend any litigation thereunder or in relation thereto, at the request, order or direction of the Manager, the Controlling Class Representative, any of the Noteholders or any other Secured Party pursuant to the provisions of this Base Indenture, any Indenture Supplement or any other Transaction Document, unless the Indenture Trustee has been offered security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities that may be incurred by it in compliance with such request, order or direction; the Indenture Trustee shall not be required to expend or risk its own funds (except to pay overhead expenses, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses) or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that nothing contained herein shall relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee has Knowledge which has not been waived or cured, to exercise such of the rights and powers vested in it by this Base Indenture or any Indenture Supplement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

98 (iv) the Indenture Trustee shall not be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Base Indenture on any Transaction Document; (v) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Base Indenture or at the direction of the Manager, the Controlling Class Representative or the Holders of the requisite percentage of Notes, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Base Indenture, any other circumstances in which direction is required or permitted by the terms of this Base Indenture or applicable law; (vi) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document nor shall it be under any obligation to exercise any of the rights or powers vested in it by this Base Indenture or any other Transaction Document, or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto, at the request, order or direction of the Controlling Class Representative or any of the Holders, pursuant to the provisions of this Base Indenture or any Transaction Document, unless requested in writing to do so by Holders of Notes entitled to at least 25% of the Voting Rights and unless the Indenture Trustee shall have been offered security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; (vii) the Indenture Trustee may execute any of the trusts or powers vested in it by this Base Indenture or any Indenture Supplement and may perform any its duties hereunder, either directly or by or through agents, attorneys, nominees or custodians, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, nominee or custodian appointed by the Indenture Trustee with due care; provided, that the use of agents, attorneys, nominees or custodians shall not be deemed to relieve the Indenture Trustee of any of its duties and obligations hereunder (except as expressly set forth herein); (viii) the Indenture Trustee shall not be responsible for any act or omission of any other party to the Transaction Documents or any related document (or any agent thereof) and the Indenture Trustee shall not be liable for any action or inaction of any other party to the Transaction Documents or any related document (or agent thereof) and may assume compliance by such parties with their obligations under the Transaction Documents or any related document, unless a Responsible Officer of the Indenture Trustee shall have received written notice to the contrary at the Corporate Trust Office of the Indenture Trustee; (ix) the Indenture Trustee shall not have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article II under this Base Indenture or under applicable law with respect to any transfer of

99 any Note or any interest therein, other than to request delivery of the certification(s) or Opinions of Counsel described in said Article applicable with respect to changes in registration or record ownership of Notes in the Note Register and to examine the same to determine substantial compliance with the express requirements of this Base Indenture; and the Indenture Trustee and the Note Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depositary or between or among DTC Participants or Note Owners of the Notes, made in violation of applicable restrictions except for its failure to perform its express duties in connection with changes in registration or record ownership in the Note Register; (x) neither the Indenture Trustee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Base Indenture or any Indenture Supplement hereto or in connection therewith except to the extent caused by the Indenture Trustee’s fraud, negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review; (xi) the Indenture Trustee shall not be liable for any losses on investments except for losses resulting from the failure of the Indenture Trustee to make an investment in accordance with instructions given in accordance herewith; (xii) in order to comply with laws, rules, regulation and executive orders in effect from time to time including those relating to the funding of terrorist activities and money laundering, the Indenture Trustee may be required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee, and accordingly, each of the parties hereto agrees to provide the Indenture Trustee upon its reasonable request from time to time such identifying information and documentation as may be reasonably available for such party in order to enable the Indenture Trustee to comply with the foregoing; (xiii) the rights, protections, immunities and indemnities afforded to the Indenture Trustee pursuant to this Base Indenture shall also be afforded to the Indenture Trustee under the other Transaction Documents. Whether or not therein expressly so provided, every provision of this Base Indenture and the Transaction Related Documents relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee shall be subject to the provisions of this Section 11.02; (xiv) whenever in the administration of the provisions of this Base Indenture or any Indenture Supplement hereto the Indenture Trustee shall deem it necessary (in good faith) that a matter be proved or established as a matter of fact prior to taking or suffering any action or refraining from taking any action, the Indenture Trustee may require a certificate from an Executive Officer of the Co-Issuers or an Opinion of Counsel from the party requesting that the Indenture Trustee act or refrain from acting. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or Opinion of Counsel; (xv) in no event shall the Indenture Trustee be liable for any failure or delay in the performance of its obligations under this Base Indenture or any related documents

100 because of circumstances beyond the Indenture Trustee’s control, including a failure, termination, or suspension of, or limitations or restrictions in respect of post-payable adjustments through, a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), epidemics, pandemics, civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Base Indenture or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Indenture Trustee’s control whether or not of the same class or kind as specified in this Section 11.02(xv); it being understood that the Indenture Trustee shall use commercially reasonable efforts to resume performance of its obligations hereunder as soon as practicable under the circumstances; (xvi) the Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties, or the exercise of any of its rights or powers; (xvii) delivery of any reports, information and documents to the Indenture Trustee provided for herein is for informational purposes only and the Indenture Trustee’s receipt of such reports and any publicly available information, shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, (x) other than written notice or directions to the Indenture Trustee expressly provided for in this Base Indenture or any other Transaction Document, or (y) unless the Indenture Trustee shall have an explicit duty to review such content; (xviii) knowledge of the Indenture Trustee shall not be attributed or imputed to Citibank, N.A.’s other roles in the transaction and knowledge of the Paying Agent or Note Registrar shall not be attributed or imputed to each other or to the Indenture Trustee (other than those where the roles are performed by the same group or division within Citibank, N.A. or otherwise share the same Responsible Officers), or any affiliate, line of business, or other division of Citibank, N.A. (and vice versa); (xix) notwithstanding anything to the contrary in this Base Indenture, the Indenture Trustee shall not be required to take any action that is not in accordance with applicable law; (xx) the Indenture Trustee shall have no liability or obligation with respect to the applicability (or otherwise) of any risk retention rules; (xxi) the right of the Indenture Trustee to perform any discretionary act enumerated in this Base Indenture shall not be construed as a duty, and the Indenture

101 Trustee shall be not be liable in the absence of negligence, bad faith or willful misconduct for the performance of such act; (xxii) in accordance with Section 326 of the U.S.A. Patriot Act, to help fight the funding of terrorism and money laundering activities, the Indenture Trustee will obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Indenture Trustee. The Indenture Trustee will ask for the name, address, tax identification number and other information that will allow the Indenture Trustee to identify the individual or entity who is establishing the relationship or opening the account. The Indenture Trustee may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided; (xxiii) notwithstanding anything to the contrary herein, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary or sensitive information and sent by electronic mail will be encrypted. The recipient of the email communication will be required to complete a one-time registration process; (xxiv) the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder; (xxv) the Indenture Trustee may request written direction from any applicable party any time the Indenture provides that the Indenture Trustee may be directed to act; (xxvi) any request or direction of the Co-Issuers or the Manager mentioned herein or in any other Transaction Documents shall be sufficiently evidenced by an Issuer Order; (xxvii) whenever in the administration of this Base Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee may, in the absence of bad faith, gross negligence or willful misconduct on its part, rely upon an Officer’s Certificate of the Co- Issuers or the Manager and shall incur no liability for its reliance thereon; (xxviii) the Indenture Trustee shall not be responsible for the accuracy of the books or records of, or for any acts or omissions of, DTC, any transfer agent (other than the Indenture Trustee itself acting in that capacity), any calculation agent (other than the Indenture Trustee itself acting in that capacity), or any agent appointed by it with due care or any Paying Agent (other than the Indenture Trustee itself acting in that capacity); (xxix) the Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee’s economic self-interest for (i) serving as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. The Indenture Trustee does not guarantee the performance of any Permitted Investments;

102 (xxx) the Indenture Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from the Manager or the Co-Issuers. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Manager or the Co-Issuers to provide timely written investment direction; and (xxxi) for any purpose hereunder or under the Transaction Documents, the Indenture Trustee may conclusively assume without incurring liability therefor that no Notes are held by any of the Obligors or Guarantors, any other obligator upon the Notes, the Manager or any Affiliate of them unless a Responsible Officer has received written notice at the Corporate Trust Office that any Notes are so held by any of the Obligors or Guarantors or any other obligator upon the Notes, the Manager or any Affiliate of them. Section 11.03. Indenture Trustee’s Disclaimer. The Indenture Trustee makes no representation as to the validity or sufficiency of this Base Indenture or the Notes or related documents. The Indenture Trustee holds a security interest in the Collateral on behalf of the Secured Parties. The Indenture Trustee shall not be required to make, or verify, any calculations in connection with its duties under the Transaction Documents. All such amounts will be set forth in the Monthly Report and other notices provided by the Co-Issuers or Manager in accordance with the Transaction Documents. Section 11.04. Indenture Trustee May Own Notes. The Indenture Trustee (in its individual or any other capacity) or any of its respective Affiliates may become the owner or pledgee of Notes with (except as otherwise provided in the definition of “Noteholder”) the same rights it would have if it were not the Indenture Trustee or one of its Affiliates, as the case may be. Section 11.05. Fees and Expenses of Indenture Trustee; Indemnification of the Indenture Trustee. (a) The Co-Issuers shall promptly pay to the Indenture Trustee from time to time in accordance with the terms of the Transaction Documents compensation for its acceptance of this Base Indenture and services hereunder and under the other Transaction Documents to which the Indenture Trustee is a party as the Indenture Trustee and the Co-Issuers shall from time to time agree in writing. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Co-Issuers shall reimburse the Indenture Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services in accordance with the provisions of the Indenture. Such expenses shall include the reasonable compensation, disbursements and expenses of the Indenture Trustee’s agents and outside counsel. The Co-Issuers shall not be required to reimburse any expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, bad faith or negligence. When the Indenture Trustee incurs expenses or renders services after an Event of Default or Amortization Period occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

103 (b) The Co-Issuers shall indemnify and hold harmless the Indenture Trustee or any predecessor Indenture Trustee and their respective directors, officers, agents and employees from and against any loss, liability, claim, expense (including taxes, other than taxes based upon, measured by or determined by the income of the Indenture Trustee or such predecessor Indenture Trustee), damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with (i) the activities of the Indenture Trustee or such predecessor Trustee pursuant to this Base Indenture, any Series Indenture Supplement or any other Transaction Documents to which the Indenture Trustee is a party and (ii) the security interest granted hereby, whether arising by virtue of any act or omission on the part of the Co-Issuers or otherwise, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding, claim (whether asserted by the Co-Issuers, the Manager, the Controlling Class Representative or any Noteholder or any other Person), liability in connection with the exercise or performance of any of its powers or duties hereunder or under any Transaction Document, the preservation of any of its rights to, or the realization upon, any of the Collateral, to the extent permitted by applicable law, or in connection with enforcing the provisions of this Section 11.05(b); provided, however, that the Co-Issuers shall not indemnify the Indenture Trustee, any predecessor Trustee or their respective directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute willful misconduct, bad faith or negligence by the Indenture Trustee or such predecessor Trustee, as the case may be. (c) The Indenture Trustee (for itself) shall have a lien on the Collateral, as governed by this Base Indenture, to secure the obligations of the Co-Issuers under this Section 11.05. (d) Notwithstanding anything in this Base Indenture to the contrary, in no event shall the Indenture Trustee be liable for special, indirect or consequential damages of any kind whatsoever (including lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. (e) This Section 11.05 shall survive the discharge or termination of this Base Indenture or the resignation or removal of the Indenture Trustee as regards rights and obligations prior to such discharge, termination, resignation or removal. Section 11.06. Eligibility Requirements for Indenture Trustee. The Indenture Trustee hereunder shall at all times be a corporation, bank, trust company or association organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers, must have a combined capital and surplus of at least $100,000,000 and must be subject to supervision or examination by federal or state authorities. If such corporation, bank, trust company or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.06, the combined capital and surplus of such corporation, bank, trust company or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition: (i) the Indenture Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act and (ii) the Indenture Trustee may not have any affiliations or act in any other capacity with respect to the transactions contemplated hereby that

104 would cause U.S. Department of Labor Prohibited Transaction Exemption (“PTE”) 90-24 or PTE 93-31 (in each case as amended by PTE 2000-58 and PTE 2002-41) to be unavailable with respect to any Class of Notes that it would otherwise be available in respect of Furthermore, the Indenture Trustee shall be required at all times to maintain (or shall have caused to have been appointed a fiscal agent that at all times maintains) a long-term counterparty risk assessment (or, if a counterparty risk assessment is not available, an issuer rating) commonly regarded as “investment grade” from Moody’s, or a short-term counterparty risk assessment (or, if a counterparty risk assessment is not available, an issuer rating) commonly regarded as “investment grade” from Moody’s and a long-term issuer rating commonly regarded as “investment grade” from Fitch or a short-term issuer rating commonly regarded as “investment grade” from Fitch (or, with respect to any of the foregoing rating requirements, such lower rating with respect to which the Indenture Trustee has received Rating Agency Confirmation from the Rating Agency assigning such rating). The corporation, bank, trust company or association serving as Indenture Trustee may have normal banking and trust relationships with the Asset Entities, and their respective Affiliates but shall not be an “Affiliate” (as such term is defined in Section III of PTE 2000-58) of any Initial Purchasers, the Co-Issuers and the Asset Entities or any “Affiliate” (as such term is defined in Section III of PTE 2000-58) of any such Persons. Section 11.07. Resignation and Removal of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee will be effective until the acceptance of appointment by the successor Indenture Trustee. The Indenture Trustee may resign at any time by giving not less than thirty (30) days’ prior written notice to the Co-Issuers, the Noteholders, the Manager, the Controlling Class Representative, the Class A-1 Administrative Agent and each Rating Agency. Upon receiving such notice of resignation, the Co-Issuers, with the consent of the Controlling Class Representative (if any) or Majority Noteholders, will promptly appoint a successor indenture trustee meeting the eligibility requirements of Section 11.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Indenture Trustee and to the successor indenture trustee. No successor indenture trustee may accept its appointment unless at the time of such acceptance such successor is qualified and eligible under this Base Indenture and a notification has been given to the Rating Agencies and the Controlling Class Representative (if any) or Majority Noteholders has provided its consent with respect to such appointment. If no successor indenture trustee is appointed and an instrument of acceptance by a successor indenture trustee is not delivered to the Indenture Trustee within thirty (30) days of its resignation, at the direction of the Controlling Class Representative (if any) or Majority Noteholders, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor indenture trustee. (b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Co-Issuers or the Manager, or if at any time the Indenture Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Indenture Trustee’s continuing to act in such capacity would (as confirmed in writing to the Co- Issuers by any Rating Agency) result in the qualification, downgrade or withdrawal of the rating

105 then assigned to any Class of Notes rated by such Rating Agency (or the placing of such Class of Notes on negative credit watch or ratings outlook negative status in contemplation of any such action with respect thereto), the Co-Issuers, or the Noteholders representing more than 50% of the aggregate Class Principal Balances of all Classes of outstanding Notes, shall be authorized to remove the Indenture Trustee and appoint a successor indenture trustee. A copy of such instrument shall be delivered to the other parties to this Base Indenture and the Noteholders by the Co-Issuers. If no successor indenture trustee has accepted an appointment within 30 days after such removal, the retiring Indenture Trustee may petition any court of competent jurisdiction to appoint a successor indenture trustee. (c) Noteholders representing more than 50% of the aggregate Class Principal Balances of all Classes of outstanding Notes may at any time upon 30 days advance written notice (with or without cause) remove the Indenture Trustee and appoint a successor indenture trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Co-Issuers, one complete set to the Indenture Trustee so removed, and one complete set to the successor indenture trustee so appointed. All expenses incurred by the Indenture Trustee in connection with its transfer of all documents relating to the Notes to a successor indenture trustee following the removal of the Indenture Trustee without cause pursuant to this Section 11.07(c) shall be reimbursed to the removed Indenture Trustee within 30 days of demand therefor, such reimbursement to be made by the Noteholders that terminated the Indenture Trustee. A copy of such instrument shall be delivered to the other parties to this Base Indenture and the remaining Noteholders by the successor indenture trustee so appointed. (d) Any resignation or removal of the Indenture Trustee and appointment of a successor indenture trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor indenture trustee as provided in Section 11.08. Section 11.08. Successor Indenture Trustee. (a) Any successor indenture trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Co-Issuers and its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor indenture trustee, without any further act, deed or conveyance, shall become fully vested with all of the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Indenture Trustee herein. The predecessor Indenture Trustee shall deliver to the successor indenture trustee all documents relating to the Notes held by it hereunder, and the Co-Issuers and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor indenture trustee all such rights, powers, duties and obligations, and to enable the successor indenture trustee to perform its obligations hereunder. (b) No successor indenture trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor indenture trustee shall be eligible under the provisions of Section 11.06.

106 (c) Upon acceptance of appointment by a successor indenture trustee as provided in this Section 11.08, such successor indenture trustee shall mail notice of the succession of such Indenture Trustee hereunder to the Co-Issuers and the Noteholders. Section 11.09. Merger or Consolidation of Indenture Trustee. Any entity into which the Indenture Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Indenture Trustee shall be the successor of the Indenture Trustee hereunder, provided, such entity shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any of the Notes or property securing the same may at the time be located, for enforcement actions and where a conflict of interest exists, the Indenture Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Indenture Trustee to act as co- indenture trustee or co-indenture trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, of the Notes, and to vest in such Person or Persons, in such capacity, such title to the Notes, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-indenture trustee or separate Indenture Trustee hereunder shall be deemed an agent of the Indenture Trustee or be required to meet the terms of eligibility as a successor indenture trustee under Section 11.06, and no notice to Holders of Notes of the appointment of co-indenture trustee(s) or separate Indenture Trustee(s) shall be required under Section 11.08. (b) In the case of any appointment of a co-indenture trustee or separate Indenture Trustee pursuant to this Section 11.10, all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-indenture trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Indenture Trustee or co-indenture trustee solely at the written direction of the Indenture Trustee. (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then-separate Indenture Trustees and co-indenture trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-indenture trustee shall refer to this Base Indenture and the conditions of this Article XI. Each separate Indenture Trustee and co-indenture trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of

107 appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all of the provisions of this Base Indenture and any Indenture Supplement, specifically including every provision of this Base Indenture and any Indenture Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee. (d) Any separate trustee or co-trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Base Indenture or any Indenture Supplement on its behalf and in its name. The Indenture Trustee shall not be responsible or liable for any act, inaction or the appointment of any such trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. (e) The appointment of a co-trustee or separate trustee under this Section 11.10 shall not relieve the Indenture Trustee of its duties and responsibilities hereunder. Section 11.11. Access to Certain Information. (a) The Indenture Trustee will make this Base Indenture, , each Series Indenture Supplement, the Cash Management Agreement, the Holdco Guaranties, the Management Agreement, any amendments thereto and other documents as may be directed by the Co-Issuers or the Manager, the Monthly Reports, the reports, notices, certificates and financial statements referenced in this Section 11.117.02 available to the Noteholders, the Controlling Class Representative, each Person identified to the Indenture Trustee as a prospective transferee of a Note or an interest therein, and each Rating Agency andPermitted Recipients via the Indenture Trustee’s internet website at www.sf.citidirect.com or such other address as the Indenture Trustee may specify from time to time. Assistance in using such website can be obtained by emailing the Indenture Trustee’s customer service desk at CST@citi.com or calling the Indenture Trustee’s customer service desk at 888-855-9695 or such other email address or telephone number as the Indenture Trustee may specify from time to time or on a third-party investor information platform or at the election of the Co-Issuers, such other address as the Co-Issuers may specify from time to time (it being agreed that in the event there is any discrepancy between any documentation or information posted on any such website hosted by the Co-Issuers and the Indenture Trustee’s website, the Indenture Trustee’s website shall control). A “Permitted Recipient” is (i) any party accessing such password-protected area that has registered as a Permitted Recipient and made the applicable representations and warranties in a written confirmation in the form of Exhibit C hereto (a “Permitted Recipient Certification”) (which, for the avoidance of doubt, may take the form of an electronic submission) or (ii) a Deemed Permitted Recipient. “Deemed Permitted Recipients” are Intex, Bloomberg, the initial purchasers of any Class or Series of Notes identified by the applicable Initial Purchasers to the Co-Issuers and by the Co-Issuers to the Indenture Trustee on or about the applicable Closing Date (including the names and contact information of such initial purchasers), the Manager, the Controlling Class Representative (to the extent it is not a holder of a beneficial interest in the Notes), the Initial Purchasers and each Rating Agency and any other party named in an Issuer Order provided to the Indenture Trustee by the Co-Issuers directing the Indenture Trustee to provide access to such party. The foregoing materials will only be accessible

108 in a password-protected area of the internet website and the Indenture Trustee will require each party (other than the Manager and each Rating Agency) accessing such password-protected area to register as a HolderPermitted Recipient and to make the applicable representations and warranties described below in an Information Request in the form of Exhibit D-1, Exhibit D-2 or Exhibit E, as applicable, asthe Permitted Recipient Certification to the effect that (x) in the case of a Noteholder, such Person or entity will keep such information confidential (except that any Noteholder may provide any such information obtained by it to any other person or entity that holds or is contemplating the purchase of any Note or interest therein; provided that such other person or entity confirms to such Noteholder in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (y) in the case of a Note Owner, such person or entity is a beneficial owner of Book-Entry Notes and will keep such information confidential (except that such Note Owner may provide such information to any other Person or entity that holds or is contemplating the purchase of any Note or interest therein; provided that such other person or entity confirms to such Note Owner in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). The Indenture Trustee may disclaimDeemed Permitted Recipients will be permitted access to the password-protected website without completing a Permitted Recipient Certification. The Trustee and any third-party hosting such third-party investor information platform shall not be responsibilitye for any information distributed or posted by it for which the Indenture Trustee or such third-party, as the case may be, was not the original source. Each time a HolderPermitted Recipient accesses theany of the items described above via the Trustee’s internet website, Intex, Bloomberg or any other third-party investor diligence or service provider, it will be deemed to have confirmed such representations and warranties as of the date thereof. The Indenture Trustee will provide the Manager with copies of such Investor RequestPermitted Recipient Certifications, including the identity, address, contact information, email address and telephone number of such Holder upon request, but shall have no responsibility for any of the information contained therein. The Indenture Trustee or such third-party platform shall have the right to change the way such statements are electronically distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee or such third-party platform shall provide timely and adequate notification to all above parties regarding any such changes. (b) The manner in which notices and other communications are conveyed by DTC to DTC Participants, and by DTC Participants to the Note Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Indenture Trustee are required to recognize as Noteholders only those persons in whose names the Notes are registered on the books and records of the Note Registrar. (c) The Indenture Trustee shall not be liable for providing or disseminating information in accordance with the terms of this Base Indenture. ARTICLE XII NOTEHOLDERS’ LISTS, REPORTS AND MEETINGS Section 12.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Co-Issuers shall cause the Note Registrar to furnish to the Indenture Trustee (a) not more than three Business Days prior to each Payment Date a list, in such form as the Indenture

109 Trustee may reasonably require, of the names and addresses of the Holders of Definitive Notes as of such date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Co-Issuers of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that the Co- Issuers shall not be required to furnish such list so long as the Indenture Trustee is the Note Registrar. Section 12.02. Preservation of Information. The Indenture Trustee shall cause the Note Registrar to preserve in as current a form as is reasonably practicable, the names and addresses of Holders of Definitive Notes received by the Note Registrar and the names and addresses of the Holders of Definitive Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 12.01. The Indenture Trustee may destroy any list furnished to it as provided in such Section 12.01 upon receipt of a new list so furnished. Section 12.03. Fiscal Year. Unless the Co-Issuers otherwise determine, the fiscal year of the Co-Issuers shall correspond to the calendar year. Section 12.04. Voting by Noteholders. (a) The Voting Rights shall be allocated among the respective Classes of Notes in proportion to the aggregate Class Principal Balances of all Classes of Outstanding Notes. Voting Rights allocated to a Class of Notes are allocated among the Notes of such Class in proportion to the Percentage Interests in such Class evidenced thereby. Notes held by the Co-Issuers or any of their Affiliates shall be deemed not to be outstanding for purposes of calculating Voting Rights. The Series 2021-1 Class A-1 Commitment Amount of each Series shall be deemed to be fully drawn for all voting purposes under this Base Indenture. (b) Except as otherwise provided herein or in any Indenture Supplement, all resolutions of Noteholders shall be passed by votes representing more than 50% of the Voting Rights of Notes. Book-Entry Notes shall be voted by the Depositary on behalf of the Beneficial Owners thereof in accordance with written instructions received in accordance with applicable DTC procedures. Section 12.05. Communication by Noteholders with other Noteholders. Noteholders may communicate with other Noteholders with respect to their rights under this Base Indenture, any Indenture Supplement or the Notes. If any Noteholder makes written request to the Indenture Trustee, and such request states that such Noteholder desires to communicate with other Noteholders with respect to their rights under this Base Indenture or under the Notes and such request is accompanied by a copy of the communication that such Noteholder proposes to transmit, then the Indenture Trustee shall, within 30 days after the receipt of such request, post such request on the Indenture Trustee’s internet website. Every Noteholder, by requesting that such notice be posted, acknowledges that neither the Note Registrar nor the Indenture Trustee will be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Noteholder regardless of the source from which such information was derived.

110 ARTICLE XIII INDENTURE SUPPLEMENTS Section 13.01. Indenture Supplements without Consent of Noteholders. Without the consent of the Noteholders, the Co-Issuers and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more Indenture Supplement at the expense of the party requesting such supplement or amendment, in form satisfactory to the Indenture Trustee for any of the following purposes: (i) to correct any typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision in this Base Indenture, any Series Indenture Supplement or the Notes; (ii) conform any provision of this Base Indenture to the description thereof in the Offering Memorandum related to any Series of Notes or conform any provision in any Series Indenture Supplement or the Notes to the description thereof in the Offering Memorandum relating to the related Series of Notes; (iii) convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee as security for the obligations of the Obligors under the Notes and the Transaction Documents; (iv) modify this Base Indenture or any Series Indenture Supplement as required or made necessary by any change in applicable law; (v) add to the covenants of the Obligors or any other party for the benefit of the Noteholders, or to surrender any right or power conferred upon the Obligors in this Base Indenture or any Series Indenture Supplement; (vi) issue a Series of Additional Notes pursuant to a Series Indenture Supplement in accordance with Section 2.122.02(f); (vii) comply with any requirements imposed by the Code; (viii) prevent the Co-Issuers, the Noteholders or the Indenture Trustee from being subject to taxes (including, without limitation, withholding taxes), fees or assessments, or to reduce or eliminate any such taxes, fees or assessments; (ix) evidence and provide for the acceptance of appointment by a successor indenture trustee; (x) to make such modifications as will be necessary or advisable to comply with the U.S. Risk Retention Rules, the EU Securitisation Laws or the UK Laws Regulations, as applicable; or (xi) effect any Specified Amendment to the extent that a Rating Agency Confirmation is received with respect to such amendment; or

111 (xii) for any other purpose; provided, that any such amendment will not adversely affect in any material respect the interests of any Noteholder (as evidenced by a Rating Agency Confirmation). In addition, without the consent of the Noteholders, the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into any amendment (or provide its consent to any amendment) of any other Transaction Document in accordance with the terms of such Transaction Document; provided that either (x) the Indenture Trustee shall first have received (1) a certificate of an Executive Officer of the Co-Issuers to the effect that such amendment will not adversely affect in any material respect the interests of any Noteholder (as evidenced by a Rating Agency Confirmation), under any Transaction Document and (2) an Opinion of Counsel to the effect that such amendment is authorized or permitted by the terms hereof and of such Transaction Documents or (y) the Indenture Trustee shall have received the consent of the Noteholders as and to the same extent such consent would be required for an Indenture Supplement pursuant to 0Section 13.02; provided that any consent by the Indenture Trustee required by the provisions of Section 9(j) of the limited liability company agreement or operating agreement, as applicable, of the Co-Issuers or of the Guarantors shall require the prior direction of Noteholders representing more than 75% of the Voting Rights of all Notes voting as a single class and the consent of the Controlling Class Representative (which consent shall not be unreasonably withheld, conditioned or delayed). Section 13.02. Indenture Supplements with Consent of Noteholders. The Co- Issuers and the Indenture Trustee, when authorized by an Issuer Order, with a prior direction of Noteholders representing more than 50% of the Voting Rights of each Class of Notes adversely affected thereby and without prior notice to any other Noteholder, also may amend, supplement or modify this Base Indenture, any Indenture Supplement or the Notes or waive compliance by the Co-Issuers with any provision of this Base Indenture, any Indenture Supplement or the Notes; provided, however, that no such amendment, modification, supplement or waiver may, without the consent of the Holder of each Note (including, notwithstanding anything to the contrary contained herein, the Holder of any Note that is either of the Co-Issuers or any of its Affiliates) adversely affected thereby (including any tax consequences): (i) change the Anticipated Repayment Date for the Series or the Rated Final Payment Date for the Series; (ii) reduce the amounts required to be paid on the Notes of any Series on any Payment Date, the Anticipated Repayment Date for such Series or the Rated Final Payment Date for such Series; (iii) change the place of payments on the Notes of any Series on any Payment Date, Anticipated Repayment Date for such Series or the Rated Final Payment Date for such Series; (iv) change the coin or currency in which the principal of any Note or interest thereon is payable;

112 (v) impair the right of a Noteholder to institute suit for the enforcement of any payment on or with respect to any Note on or after the maturity thereof; (vi) reduce the percentage of the unpaid principal balances of any of the Notes, the consent of whose holders is required for such amendment or eliminate the requirement that affected Noteholders consent to any amendment; (vii) change any obligation of the Co-Issuers to maintain offices or agencies in the places and for the purposes set forth in this Base Indenture; or (viii) permit the creation of any lien ranking prior to or on parity with the lien of the Noteholders with respect to the Collateral or, except as otherwise permitted or contemplated in this Base Indenture or any Series Indenture Supplement, terminate the lien of the Noteholders on the Collateral or deprive the Noteholders of the security afforded by such. In determining whether a proposed amendment would adversely affect any Class of Notes, the Indenture Trustee may rely conclusively and shall be fully protected in relying on a certificate of an Executive Officer of the Co-Issuers. It shall not be necessary for any Act of the Noteholders under this 0Section 13.02 to approve the particular form of any proposed Indenture Supplement, but it shall be sufficient if such Act shall approve the substance thereof. Notwithstanding anything to the contrary in this 0Section 13.02, an Indenture Supplement entered into for the purpose of issuing Additional Notes the issuance of which complies with the terms of this Base Indenture shall not require the consent of any Noteholder. Promptly after the execution by the Co-Issuers and the Indenture Trustee of any Indenture Supplement pursuant to this 0Section 13.02, the Indenture Trustee shall make available to the Holders of the Notes a copy of such Indenture Supplement on its internet website upon written request. Any failure of the Indenture Trustee to make available such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Indenture Supplement. Section 13.03. Execution of Indenture Supplements. In executing, or permitting the additional trusts created by, any Indenture Supplement permitted by this Article XIII or the modification thereby of the trusts created by this Base Indenture, the Indenture Trustee shall be entitled to receive, and, subject to Section 11.02, shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Base Indenture and that all conditions precedent to the execution and delivery of such Indenture Supplement have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such Indenture Supplement that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Base Indenture or otherwise. Section 13.04. Effect of Indenture Supplement. Upon the execution of any Indenture Supplement pursuant to the provisions hereof, this Base Indenture, any Series Indenture

113 Supplement affected by such Indenture Supplement and/or any Notes affected by such Indenture Supplement shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Base Indenture, such Series Indenture Supplement and/or such Notes of the Indenture Trustee, the Co-Issuers and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder and thereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Indenture Supplement shall be and be deemed to be part of the terms and conditions of this Base Indenture, such Series Indenture Supplement and/or such Notes for any and all purposes. Section 13.05. Reference in Notes to Indenture Supplements. Notes authenticated and delivered (or with respect to Uncertificated Notes, registered) after the execution of any Indenture Supplement pursuant to this Article XIII may bear a notation in form approved by the Indenture Trustee as to any matter provided for in such Indenture Supplement. If the Co-Issuers shall so determine, new Notes so modified as to conform, in the opinion of the Co-Issuers, to any such Indenture Supplement may be prepared and executed by the Co-Issuers and authenticated and delivered (or with respect to Uncertificated Notes, registered) by the Indenture Trustee in exchange for Outstanding Notes. ARTICLE XIV PLEDGE OF OBLIGOR COLLATERAL Section 14.01. Grant of Security Interest/UCC Collateral. (a) Each Obligor hereby grants to the Indenture Trustee on behalf of the Noteholders and the other Secured Parties a security interest in and to all of its fixtures (as defined in the UCC) and personal property whether now owned or hereafter acquired and wherever located, including the following (collectively, the “Obligor Collateral”): (i) the Obligors’ rights, title and interest in and under the Participations Agreements, including the rights under the Participation Agreements to receive certain payments in respect of a portion of the Net Fund Fees payable by the Managed Funds under the Fund Management Arrangements; (ii) securities accounts (as defined in the UCC), including the Collection Account and the Reserve Accounts; (iii) accounts (as defined in the UCC); (iv) inventory (as defined in the UCC); (v) goods (as defined in the UCC); (vi) contract rights (as defined in the UCC); (vii) general intangibles (as defined in the UCC), including any limited liability company or other ownership interests which are not “securities” as provided under Section

114 8-103 of the UCC (including those in the Asset Entities, the Portfolio Company Equity Interests and the Managed Fund LP Interests); (viii) investment property (as defined in the UCC), including the Collection Account; (ix) deposit accounts (as defined in the UCC), including each Control Account; (x) chattel paper (as defined in the UCC); (xi) instruments (as defined in the UCC); (xii) all rights and remedies of any of the Obligors under the Management Agreement and the other Transaction Documents (including all rights to payment thereunder); (xiii) any Additional Collateral; and (xiv) the proceeds of the foregoing clauses (i) through (xiii) as security for payment and performance of all of the Obligations hereunder; provided that no Excluded Portfolio Company Equity Interests shall be included in the Obligor Collateral. (b) If the grant of the security interests with respect to any contract, intellectual property right, government license or permit hereunder would result in the termination or breach of such contract, intellectual property right, government license or permit, or is otherwise prohibited or ineffective (whether by the terms thereof or under applicable law), then such contract, intellectual property right, government license or permit shall not be subject to the security interests but shall be held in trust by the applicable Obligor for the benefit of the Indenture Trustee (for its own benefit and for the benefit of the Noteholders) and, on the exercise by the Indenture Trustee of any of its rights or remedies under this Base Indenture following an Event of Default, such contract, intellectual property right, government license or permit shall be assigned by such Obligor as directed by the Indenture Trustee (acting at the direction of the Majority Noteholders). (c) Each Obligor confirms that value has been given by the Noteholders to such Obligor, that such Obligor has rights in its Collateral existing at the date of this Base Indenture, and that such Obligor and the Indenture Trustee have not agreed to postpone the time for attachment of the Security Interests to any of the Collateral of such Obligor. (d) The Co-Issuers and the Asset Entities hereby authorize the Indenture Trustee, and the Indenture Trustee shall have the right but not the obligation, to file such financing statements as the Co-Issuers shall deem reasonably necessary to perfect the Indenture Trustee’s interest in the Obligor Collateral and file continuation statements to match such perfection; provided, however, that such designation shall not be deemed to create any duty in the Indenture Trustee to file any such financing statements or monitor the compliance of the Co-Issuers or the Manager with the foregoing covenants and the Indenture Trustee shall not be liable for any defects that exist in the financing statements, continuation statements or other instruments, documents,

115 certificates or agreements; and provided, further, that the authority of the Indenture Trustee to execute, or authorize the filing of, any financing statement, continuation statement, instrument, document, certificate or agreement required pursuant to this Section 14.01(d) shall not require the Indenture Trustee to pay any fees, taxes (other than with respect to its net income) or other governmental charges, (ii) shall not require the Indenture Trustee to prepare or file any financing statement, continuation statement or other instrument, document, certificate or agreement required pursuant to this Base Indenture or any other Transaction Documents and (iii) shall not require the Indenture Trustee to review any financing statement, continuation statement or other instrument, document, certificate or agreement required pursuant to this Base Indenture. The Co-Issuers shall cooperate with the Indenture Trustee and provide to the Indenture Trustee any information, documents or instruments with respect to such financing statement, continuation statement or other instrument that the Indenture Trustee may reasonably require. The Co-Issuers and the Asset Entities authorize the Indenture Trustee to use the collateral description “all assets” or similar variation in any such financing statements. The Co-Issuers and the Asset Entities hereby ratify and authorize the filing (i) by the Co-Issuers of any financing statement and (ii) by the Indenture Trustee of any continuation statement, in each case with respect to the Obligor Collateral made prior to the date hereof. Upon the occurrence and during the continuance of any Event of Default, the Indenture Trustee shall have all rights and remedies pertaining to the Obligor Collateral as are provided for in any of the Transaction Documents or under any applicable law including the Indenture Trustee’s rights of enforcement with respect to the Obligor Collateral or any part thereof, exercising its rights of enforcement with respect to the Obligor Collateral or any part thereof under the UCC (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to, or in substitution for, such rights and remedies of the following: (i) The Indenture Trustee may enter upon the premises of an Obligor to take possession of, assemble and collect the Obligor Collateral or to render it unusable. (ii) The Indenture Trustee may require an Obligor to assemble the Other Obligor Collateral and make it available at a place the Indenture Trustee designates which is mutually convenient to allow the Indenture Trustee to take possession or dispose of the Obligor Collateral. (iii) To the extent a Responsible Officer of the Indenture Trustee has Knowledge thereof, written notice mailed to the Co-Issuers as provided herein at least ten days prior to the date of public sale of the Obligor Collateral or prior to the date after which private sale of the Obligor Collateral will be made shall constitute reasonable notice. (iv) In the event of a foreclosure sale, the Obligor Collateral and the other Collateral may, at the option of the Indenture Trustee (acting at the direction of Noteholders), be sold as a whole. (v) It shall not be necessary that the Indenture Trustee take possession of the Obligor Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this section is conducted and it shall not be necessary that the Obligor Collateral or any part thereof be present at the location of such sale.

116 (vi) Prior to application of proceeds of disposition of the Other Obligor Collateral to the Obligations, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses incurred by the Indenture Trustee. (vii) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Obligations or as to the occurrence of any default, or as to the Indenture Trustee having declared all Obligations to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Indenture Trustee, shall be taken as prima facie evidence of the truth of the facts so stated and recited. (viii) The Indenture Trustee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Indenture Trustee, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Indenture Trustee. (ix) The Indenture Trustee may appoint by instrument in writing one or more Receivers of any or all Obligors or any or all of the Collateral of any or all Obligors with such rights, powers and authority (including any or all of the rights, powers and authority of the Indenture Trustee under this Base Indenture) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable law, any Receiver appointed by the Indenture Trustee shall be considered to be the agent of any such Obligor and not of the Indenture Trustee or any of the other Secured Parties. Section 14.02. Equity Interest Pledges. (a) Unless an Event of Default has occurred and is continuing, each Obligor shall, for greater certainty, be entitled to continue to exercise all voting power from time to time exercisable with respect to the Equity Interests pledged by such Obligor and give consents, waivers and ratifications with respect thereto; provided, however, that no Obligor shall cast any vote or take any other action which would be, or would have a reasonable likelihood of being, prejudicial to the interests of the Noteholders or which would have the effect of reducing the value of the Collateral of such Obligor as security for the Obligations of such Obligor or imposing any additional restriction on the transferability of any of the Collateral of such Obligor. (b) Unless an Event of Default has occurred and is continuing, each Obligor shall be entitled to receive any and all cash dividends, interest, principal payments and other forms of cash distribution otherwise permitted hereunder on Equity Interests pledged by such Obligor which it is otherwise entitled to receive. If an Event of Default has occurred and is continuing, all rights of such Obligor pursuant to this Section shall cease and the Indenture Trustee on behalf of the Secured Parties shall have the sole and exclusive right and authority to receive and retain the cash dividends, interest, principal payments and other forms of cash distribution which such Obligor would otherwise be authorized to retain pursuant to this Section. Any money and other property paid over to or received by the Indenture Trustee pursuant to the provisions of this Section

117 14.02 shall be retained by the Indenture Trustee as additional Collateral hereunder and be applied in accordance with the provisions of this Base Indenture. Immediately upon the occurrence and during the continuance of any Event of Default, all such rights of the applicable Obligor to vote and give consents, waivers and ratifications shall cease and the Indenture Trustee or its nominee (acting at the direction of the Controlling Class Representative or, if none, the Majority Noteholders) shall be entitled to exercise all such voting rights and to give all such consents, waivers and ratifications. ARTICLE XV MISCELLANEOUS Section 15.01. Compliance Certificates and Opinions, etc. Upon any application or request by the Co-Issuers to the Indenture Trustee to take any action under any provision of this Base Indenture, any Indenture Supplement or any other Transaction Document, the Co-Issuers shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Base Indenture, such Indenture Supplement, or such Transaction Document relating to the proposed action have been complied with, when reasonably requested by the Indenture Trustee and (ii) an Opinion of Counsel stating that in the opinion of such counsel such action is authorized or permitted by this Base Indenture, such Indenture Supplement and/or such Transaction Document as applicable, and all such conditions precedent, if any, have been complied with, meeting the applicable requirements of this Section 15.01, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Base Indenture, any Indenture Supplement or any Transaction Document, no additional certificate or opinion need be furnished. Every certificate or opinion provided by or on behalf of the Co-Issuers with respect to compliance with a condition or covenant provided for in this Base Indenture, or any Indenture Supplement or any other Transaction Document shall include: (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions in this Base Indenture, in such Indenture Supplement or such other Transaction Document relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with. Nothing herein shall be deemed to require either the Indenture Trustee to confirm, represent or warrant the accuracy of (or to be liable or responsible for) any other Person’s

118 information or report, including any communication from the Co-Issuers, any Asset Entity, the Guarantors or the Manager. In connection with the performance of its obligations hereunder and under the other Transaction Documents, each of the Indenture Trustee shall be entitled to conclusively rely upon any written information or certification (without any obligation to investigate the accuracy or completeness of any information or certification set forth therein) or recommendation provided to it by the Manager, and the Indenture Trustee shall not have any liability with respect thereto. Section 15.02. Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. (b) Any certificate or opinion of an Authorized Officer of the Co-Issuers may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer’s Certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Co-Issuers, stating that the information with respect to such factual matters is in the possession of the Co-Issuers, unless such officer or officers of the Co-Issuers or such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. (c) Where any Person is required to make, give or execute two or more applications, requests, comments, certificates, statements, opinions or other instruments under this Base Indenture, any Indenture Supplement or any other Transaction Document, they may, but need not, be consolidated and form one instrument. (d) Whenever in this Base Indenture, any Indenture Supplement or any other Transaction Document, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Co-Issuers or the Asset Entities shall deliver any document as a condition of the granting of such application, or as evidence of the Co-Issuers’ or the Asset Entities’ compliance with any term hereof, in any Indenture Supplement or any other Transaction Document, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Co-Issuers or the Asset Entities to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article XI. Section 15.03. Acts of Noteholders.

119 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Base Indenture or any Indenture Supplement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as otherwise expressly provided in this Base Indenture or in any Indenture Supplement, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Co-Issuers. Such instrument or instruments (and the action embodied in this Base Indenture or in any Indenture Supplement and evidenced thereby) are sometimes referred to in this Base Indenture as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Base Indenture or any Indenture Supplement and (subject to Article XI) conclusive in favor of the Indenture Trustee and the Co-Issuers, if made in the manner provided in this Section 15.03. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Indenture Trustee deems sufficient. (c) The ownership, principal balance and serial numbers of the Notes, and the date of holding the same, shall be proved by the Note Register. (d) If the Co-Issuers shall solicit from Noteholders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Co-Issuers may, at their option, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Co-Issuers shall have no obligation to do so. Any such record date shall be fixed at the Co-Issuers’ discretion. If not set by the Co-Issuers prior to the first solicitation of a Noteholder made by any Person in respect of any such matters referred to in the foregoing sentence, such record date shall be the date 30 days prior to such first solicitation of Noteholders. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Noteholders of record at the close of business on such record date shall be deemed to be Noteholders for the purpose of determining whether Noteholders of the requisite proportion of the Notes Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Notes Outstanding shall be computed as of such record date. (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Co-Issuers in reliance thereon, whether or not notation of such action is made upon such Note. (f) Without limiting the foregoing, a Noteholder entitled hereunder or under any Indenture Supplement to take any action hereunder or thereunder with regard to any Note may do so with regard to all or any part of the principal balance of such Note or by one or more appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal balance of such Note.

120 (g) The Indenture Trustee (in each of its capacities) agrees to accept and act upon instructions or directions pursuant to this Base Indenture or any documents executed in connection herewith sent by unsecured email or other similar unsecured electronic methods, provided, however, that any person providing such instructions or directions shall provide to the Indenture Trustee an incumbency certificate listing persons designated to provide such instructions or directions (including the email addresses of such persons), which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give the Indenture Trustee email (of .pdf or similar files) (or instructions by a similar electronic method) and the Indenture Trustee in its discretion elects to act upon such instructions, the Indenture Trustee’s reasonable understanding of such instructions shall be deemed controlling. The Indenture Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Indenture Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Indenture Trustee, including without limitation the risk of the Indenture Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. Section 15.04. Notices; Copies of Notices and Other Information. (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Base Indenture shall be in writing, delivered by email (which email may contain a link to a password-protected website containing such notice for which the recipient has granted access and provided, that any email notice to the Indenture Trustee other than an email containing a link to a password-protected website shall be in the form of an attachment of a pdf or similar file) and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with: (i) the Indenture Trustee by any Noteholder or by any Obligor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office or in an email to esotericabs@citi.com; or (ii) the Co-Issuers by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid and by email to the Co-Issuers addressed to: DigitalBridge Guarantor, LLC and DigitalBridge Co-Guarantor, LLC, 750 Park of Commerce Drive Suite 210, Boca Raton, Florida 33487, Attention: Director, Legal Department, Email: clny- legal@clnylegal@digitalbridge.com or at any other address previously furnished in writing to the Indenture Trustee by the Co-Issuers. The Co-Issuers shall promptly transmit any notice received by them from the Noteholders to the Indenture Trustee. (b) Any notice to be given to the Indenture Trustee hereunder shall also be given to the Note Registrar in writing, personally delivered, faxed, emailed or mailed by certified mail; provided, however, that only one notice to the Indenture Trustee shall be necessary at any time that the Indenture Trustee is also the Note Registrar.

121 (c) Notices required to be given to the Rating Agencies by the Co-Issuers or the Asset Entities or the Indenture Trustee with respect to any Series of Notes shall be made as specified in the Series Indenture Supplement for such Series of Notes. (d) In addition to the notice provisions set forth in Section 15.04(c), notices required to be given to KBRA by the Co-Issuers or the Asset Entities or the Indenture Trustee with respect to any Series of Notes shall also be provided to the Rating Agencies for so long as the Rating Agencies are rating any Series of Notes then Outstanding in writing and mailed first class, postage prepaid addressed to: KBRA, Kroll Bond Rating Agency, LLC, 805 Third Avenue, 29th Floor, New York, NY 10022, Attention: ABS Surveillance, Email: abssurveillance@kbra.com. Section 15.05. Notices to Noteholders; Waiver. (a) Where this Base Indenture or any Indenture Supplement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise expressly provided in this Base Indenture or in such Indenture Supplement) if in writing and mailed, first- class, postage prepaid to each Noteholder(i) with respect to Book-Entry Notes affected by such event through the Applicable Procedures of DTC and (ii) with respect to a Holder of a Definitive Note or Uncertificated Note affected by such event, at its email address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to email such notice nor any defect in any notice so emailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is emailed in the manner provided in this Base Indenture shall conclusively be presumed to have been duly given. (b) Where this Base Indenture or any Indenture Supplement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver. (c) In case, by reason of the suspension of regular email service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Base Indenture or any Indenture Supplement, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice. (d) Where this Base Indenture or any Indenture Supplement provides for notice to the Rating Agencies, failure to give such notice to the Rating Agencies shall not affect any other rights or obligations created hereunder or under any Indenture Supplement, and shall not under any circumstance constitute a Default or Event of Default. Section 15.06. Payment and Notice Dates. All payments to be made and notices to be delivered pursuant to this Base Indenture, any Indenture Supplement or any other Transaction Document shall be made by the responsible party as of the dates set forth in this Base Indenture, in such Indenture Supplement or in such other Transaction Document.

122 Section 15.07. Effect of Headings and Table of Contents. The Article and Section headings in this Base Indenture or in any Indenture Supplement and the Table of Contents are for convenience only and shall not affect the construction hereof or thereof. Section 15.08. Successors and Assigns. All covenants and agreements in this Base Indenture, any Indenture Supplement and the Notes by the Obligors shall bind their successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Base Indenture and any Indenture Supplement shall bind its successors, co-trustees and agents. Section 15.09. Severability; Entire Agreement. In case any provision in this Base Indenture or any Indenture Supplement or in the Notes of any Series shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Base Indenture supersedes all prior agreements between the parties and constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements between the parties. Section 15.10. Benefits of Base Indenture. Subject to Section 13.01 and 0 and Article XI, nothing in this Base Indenture, any Indenture Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and any other party secured hereunder or under any such Indenture Supplement, and any other Person with an ownership interest in any part of the Collateral and the Rating Agencies, any benefit or any legal or equitable right, remedy or claim under this Base Indenture or any Indenture Supplement. Section 15.11. Legal Holiday. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes, this Base Indenture or any Indenture Supplement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and, except as otherwise expressly provided in this Base Indenture or in any such Indenture Supplement, no interest shall accrue for the period from and after any such nominal date. Section 15.12. Governing Law. THIS BASE INDENTURE AND EACH INDENTURE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS BASE INDENTURE AND EACH SUCH INDENTURE SUPPLEMENT. EACH OBLIGOR AND THE INDENTURE TRUSTEE IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS BASE INDENTURE OR EACH SUCH INDENTURE SUPPLEMENT. Section 15.13. Waiver of Jury Trial. EACH OBLIGOR AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED

123 BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS BASE INDENTURE, THE NOTES, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. Section 15.14. Counterparts. (a) The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Indenture shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (b) For purposes of this Indenture or any other Transaction Documents, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Indenture Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Indenture Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, including, without limitation, the risk of the Indenture Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Indenture Trustee). (c) Any requirement in this Indenture that a document, including any Note, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Indenture, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary

124 and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process. Section 15.15. Recording of Base Indenture. If this Base Indenture or any Indenture Supplement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Co-Issuers and at their expense. Section 15.16. Corporate Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Co-Issuers or the Indenture Trustee, in each of their capacities hereunder or under any Indenture Supplement, on the Notes, under this Base Indenture or any Indenture Supplement or any certificate or other writing delivered in connection herewith or under any Indenture Supplement, against (i) the Indenture Trustee, the Paying Agent and the Note Registrar in its individual capacity, or (ii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee in its individual capacity, any holder of equity in any Obligor or the Indenture Trustee or in any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity), and except that any such partner, owner or equity holder shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Section 15.17. No Petition. The Indenture Trustee, by entering into this Base Indenture or any Indenture Supplement, and each Noteholder, by accepting a Note, and each Note Owner, by accepting an ownership interest in a Global Note, hereby covenants and agrees that neither it nor the Indenture Trustee on behalf of such Noteholder will at any time institute against the Co-Issuers or the Asset Entities or the Guarantors, or join in any institution against the Co- Issuers or the Asset Entities or the Guarantors of, any bankruptcy, reorganization, insolvency or similar proceedings, or other proceedings under any federal, state or foreign bankruptcy or similar law in connection with any obligations relating to the Notes, this Base Indenture, any such Indenture Supplement or any of the other Transaction Documents. Section 15.18. Extinguishment of Obligations. Notwithstanding anything to the contrary in this Base Indenture or any Indenture Supplement, all obligations of the Obligors hereunder or under any Indenture Supplement shall be deemed to be extinguished in the event that, at any time, the Co-Issuers, the Guarantors and the Asset Entities have no assets (which shall include claims that may be asserted by the Co-Issuers, the Guarantors and the Asset Entities with respect to contractual obligations of third parties to the Co-Issuers, the Guarantors and the Asset Entities but which shall not include the proceeds of the issue of their Equity Interests in respect of the Series 2021-1 Closing Date). No further claims may be brought against any of the Obligors’ directors or officers or against their shareholders or members, as the case may be, for any such obligations, except in the case of fraud or actions taken in bad faith by such Persons. Section 15.19. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Base Indenture and the purchase of the Notes hereunder and the termination of this Base Indenture.

125 Section 15.20. Waiver of Immunities. To the extent that each Co-Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Co-Issuers hereby irrevocably waives such immunity in respect of its obligations under this Base Indenture, any Indenture Supplement, the Notes and any other Transaction Document, to the extent permitted by law. Section 15.21. Non-Recourse. The Noteholders shall not have at any time any recourse on the Notes or under this Base Indenture or any Indenture Supplement against the Obligors (other than the Collateral) or against the Indenture Trustee or any Agents or Affiliates thereof. Section 15.22. Indenture Trustee’s Duties and Obligations Limited. The duties and obligations of the Indenture Trustee, in its various capacities hereunder and under any Indenture Supplement, shall be limited to those expressly provided for in their entirety in this Base Indenture (including any exhibits to this Base Indenture and to any Indenture Supplement). Any references in this Base Indenture and in any Indenture Supplement (and in the exhibits to this Base Indenture and to any Indenture Supplement) to duties or obligations of the Indenture Trustee, in its various capacities hereunder and under any such Indenture Supplement, that purport to arise pursuant to the provisions of any of the Transaction Documents or any such Indenture Supplement shall only be duties and obligations of the Indenture Trustee, or the Indenture Trustee in its other capacities, as applicable, if the Indenture Trustee is a signatory to any such Transaction Documents or any such Indenture Supplement. By its acquisition of the Notes, each Noteholder shall be deemed to have authorized and directed the Indenture Trustee to enter into the Transaction Documents to which the Indenture Trustee is a signatory. Section 15.23. Agreed Upon Tax Treatment. By purchasing the Notes (or by registration of an Uncertificated Note) or a beneficial interest therein, each Holder or Beneficial Owner will agree to treat the Notes as debt for all United States tax purposes. Section 15.24. Tax Forms. Each Holder, by its acceptance of its Note, agrees that it shall timely furnish the Co-Issuers or their agents any U.S. federal income tax form or certification (such as IRS Form W-9, Form W-8BEN, Form W-8BEN-E, Form W-8IMY, or Form W-8ECI or any successors to such IRS forms) that the Co-Issuers or their agents may reasonably request and shall update or replace such form or certification in accordance with its terms or its subsequent amendments. It agrees to provide any certification or information that is reasonably requested by the Co-Issuers or their agents (a) to permit the Co-Issuers to make payments to it without, or at a reduced rate of, withholding, (b) to enable the Co-Issuers to qualify for a reduced rate of withholding in any jurisdiction from or through which the Co-Issuers receive payments on their assets, or (c) to determine or satisfy their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of the Notes under any present or future law or regulation of any jurisdiction or taxing authority therein or to comply with any reporting or other requirements under any law or regulation.

126 ARTICLE XVI GUARANTEES Section 16.01. Guarantees. Each Asset Entity hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Indenture Trustee, on behalf of the Noteholders, and their respective successors and assigns (a) the full and timely payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Co-Issuers and the other Asset Entities under this Base Indenture and the Notes and each other Transaction Document and (b) the full and timely performance within applicable grace periods of all other obligations of the Co-Issuers and the other Asset Entities under this Base Indenture and the Notes and all other Transaction Documents (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”). Each Asset Entity waives presentation to, demand of, payment from and protest to the Co-Issuers and the other Asset Entities of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Asset Entity waives notice of any default under the Notes or the other Guaranteed Obligations. The obligations of each Asset Entity hereunder shall not be affected by (a) the failure of any Holder or the Indenture Trustee to assert any claim or demand or to enforce any right or remedy under the Transaction Documents against any other Obligor or any other Person or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Base Indenture, the Notes or any other Transaction Document; (d) the release of any security held by any Holder or the Indenture Trustee for the Obligations or any of them; or (e) the failure of any Holder or the Indenture Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations. Each Asset Entity further agrees that its guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Indenture Trustee to any security held for payment of the Guaranteed Obligations. Except as expressly set forth herein, the obligations of each Asset Entity hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Asset Entity herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Indenture Trustee to assert any claim or demand or to enforce any remedy under this Base Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Asset Entity or would otherwise operate as a discharge of such Asset Entity as a matter of law or equity.

127 Each Asset Entity further agrees that its guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Indenture Trustee upon the bankruptcy or reorganization of the Co-Issuers or otherwise. In furtherance of the foregoing and not in limitation of any other right which any Holder or the Indenture Trustee has at law or in equity against any Asset Entity by virtue hereof, upon the failure of the Co-Issuers to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Asset Entity hereby promises to and shall, upon receipt of written demand by the Indenture Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Indenture Trustee, as the case may be, an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Obligations and (iii) all other monetary Guaranteed Obligations of the Co- Issuers to the Holders and the Indenture Trustee. Each Asset Entity also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees and expenses and court costs) incurred by the Indenture Trustee in enforcing any rights under this Section. Notwithstanding any payment made by any Asset Entity hereunder, such Asset Entity shall not be entitled to be subrogated to any of the rights of the Indenture Trustee against the Co-Issuers or any collateral security or guarantee or right of offset held by the Indenture Trustee for the payment of the Obligations, nor shall the Asset Entity seek or be entitled to seek any contribution or reimbursement from the Co-Issuers in respect of payments made by the Asset Entity hereunder, until the Obligations are paid in full. If any amount shall be paid to an Asset Entity on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Asset Entity in trust for the Indenture Trustee, segregated from other funds of such Asset Entity, and shall, forthwith upon receipt by such Asset Entity, be turned over to the Indenture Trustee in the exact form received by such Asset Entity (duly indorsed by such Asset Entity, as applicable, to the Indenture Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Indenture Trustee may determine. Section 16.02. Limitation on Liability. Any term or provision of this Base Indenture to the contrary, the maximum, aggregate amount of the Guaranteed Obligations guaranteed hereunder by any U.S. Asset Entity shall not exceed the maximum amount that can be hereby guaranteed without rendering this Base Indenture, as it relates to such U.S. Asset Entity, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. Section 16.03. Successors and Assigns. Subject to Section 16.06, this Article XVI shall be binding upon each Asset Entity and its successors and assigns and shall inure to the benefit of the successors and assigns of the Indenture Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Indenture Trustee, the rights and privileges conferred upon that party in this Base Indenture and in the Notes shall automatically extend to and

128 be vested in such transferee or assignee, all subject to the terms and conditions of this Base Indenture. Section 16.04. No Waiver. Neither a failure nor a delay on the part of either the Indenture Trustee or the Holders in exercising any right, power or privilege under this Article XVI shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Indenture Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XVI at law, in equity, by statute or otherwise. Section 16.05. Modification. No modification, amendment or waiver of any provision of this Article XVI, nor the consent to any departure by any Asset Entity therefrom, shall in any event be effective unless the same shall be in writing and signed by the Indenture Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Asset Entity in any case shall entitle such Asset Entity to any other or further notice or demand in the same, similar or other circumstances. Section 16.06. Release of Asset Entity. Upon the sale or other disposition (including by way of consolidation, merger or amalgamation) of an Asset Entity that is permitted hereunder (in each case other than to the Co-Issuers or another Asset Entity), such Asset Entity shall be deemed released from all obligations under this Article XVI without any further action required on the part of the Indenture Trustee or any Holder. At the request of the Co-Issuers, the Indenture Trustee shall execute and deliver an appropriate instrument evidencing such release. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Base Indenture] IN WITNESS WHEREOF, the Co-Issuers and the Indenture Trustee have caused this Base Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written. DIGITALBRIDGE ISSUER, LLC, as Issuer By: Name: Title: DIGITALBRIDGE CO-ISSUER, LLC, as Co-Issuer By: Name: Title:

2 DIGITALBRIDGE HOLDINGS 1, LLC, as a Closing Date Asset Entity By: Name: Title: DIGITALBRIDGE HOLDINGS 2, LLC, as a Closing Date Asset Entity By: Name: Title: DIGITALBRIDGE HOLDINGS 3, LLC, as a Closing Date Asset Entity By: Name: Title:

3 CITIBANK, N.A., not in its individual capacity, but solely as Indenture Trustee By: Name: Title:

Annex I ANNEX I Closing Date Asset Entity Jurisdiction of Organization DigitalBridge Holdings 1, LLC Delaware DigitalBridge Holdings 2, LLC Delaware DigitalBridge Holdings 3, LLC Delaware

Annex II ANNEX II Closing Date Managed Funds: Closing Date Managed Funds Digital Colony Partners, LP Digital Colony Partners (Offshore), LP Digital Colony Partners (Cayman), LP Digital Colony Partners (Canada-A), LP Digital Colony Partners (Canada-B), LP Digital Colony Partners (Canada-C), LP DC Copa Investment Holdings I AZ, LP DC Copa Investment Holdings II, LP DC Copa Investment Holdings III, LP DC Samba Investment Holdings, LP DC Samba Investment Holdings II, LP DB EU Holdings Associates, LP Digital Colony Partners (DE AIV), LP Digital Colony Partners (DE AIV II), LP DC Front Range Holdings I, LP DC Front Range Holdings-F, LP Dewback Infrastructure, LP DCP-ER Strategic Partners, LP Digital Colony Partners II, LP Digital Colony Partners II Lux, SCSp Digital Colony II (Cayman AIV), LP Digital Colony II (PR AIV), LP Digital Colony II (DE AIV), LP DC Tiger Holdings, LP Digital Colony II (DE AIV), LP Colony Valhalla Partners I-A, L.P.

Colony Valhalla Partners I-B, L.P. Colony Valhalla Partners II, L.P. CBRE Caledon Valhalla Aggregator Holdings, L.P. Colony Zeus Partners, LP DBH Investment vehicles managed or advised by DigitalBridge Advisors, LLC Digital Colony Alpha Master, L.P. (Cayman), Digital Colony Alpha Fund, LTD. (Cayman) and Digital Colony Alpha Fund, LP Digital Colony Liquid Opportunities Fund, LP Separately managed account (DCL Platinum) Managed sub-account (DCL Atlas) DBL Falcon Galaxy Group Co-Invest Limited DB Q Strategic Partners, LP DB AIIB Strategic Partners, LP DB Arrow Asia Investment Holdings, LP DB Arrow Reverse Cayman Feeder, LP DB Bravo Investment Holdings, LP DB Clementine Co-Invest I, LP DB Clementine Ontario Reverse Feeder, LP DC Copa Investment Holdings II, LP DC Copa Investment Holdings III, LP DC Copa Investment Holdings I AZ, LP DB Dino Holdings II, LP DB Dino Holdings I, LP DB Dino Ontario Reverse Feeder, LP DB F-2, LP DC Front Range Holdings-F, LP DC Front Range Holdings I, LP

DC Co-Invest Reverse Feeder, LP DB Inference Co-Invest II, LP DB Inference Co-Invest III, LP DB Inference Co-Invest I, LP DB InfraTech Holdings, LP DB Japan Partners, LP DB Monument Holdings I, LP DB Pyramid JPY Parallel Cayman, LP DB Pyramid Co-Invest Cayman, LP DB Rapide Upper Tier II Co-Invest, SCSp DB Rapide Upper Tier I Co-Invest, SCSp DB Redwood Strategic Partners, LP DB SAF Waltz Holdings I (Euro), LP DB SAF Waltz Holdings I, LP DC Samba Investment Holdings II, LP DC Samba Investment Holdings, LP DB Sunshine Lower Tier Holdings II, LP DB Sunshine Holdings I, LP DB Sunshine Reverse Cayman Feeder, LP DB Thor Holdings A, LP DB Thor Holdings B, LP DC Tiger Holdings, LP DC Trident Holdings II Lux AZ, SCSp DC Trident Holdings I, LP DC Trident Lower Tier Holdings II, LP DC Trident Holdings I Reverse Cayman Feeder, LP

DB Yogi Holdings II, LP DB Yogi Co-Invest, LP DB Yogi Holdings BidCo, LP DBC II C Holdings, LP DBC II K Holdings, LP ATP Tower Holdings LLC Digital Bridge Andean Tower Holdings LLC Digital Bridge Small Cell Holdings LLC Digital Bridge Mexico Holdco LLC Aviator DC REIT Holdings 1, LP Aviator DC REIT Holdings 2, LP Retained Aviator DC REIT Holdings LP Aviator Foreign Holdings 1, LP Aviator Foreign Holdings 2, LP Retained Aviator DC REIT Holdings 10K Rolling, LP Aviator Blocker Holdings 2, LP Aviator Blocker Holdings 1, LP Aviator Holdings LP DB Aviator Holdings LLC DB Aviator Holdings 3 LLC DB Aviator Holdings 2B LLC DB Aviator Holdings 2A LLC Aviator Investor DCR Holdings, LP DB Aviator Blocker A LLC Retained DB Aviator Holdings LLC DBP II Waltz Holdings I (Euro), LP

DBP II Waltz Holdings II Reverse Cayman Feeder (Euro), LP DBP II Waltz Holdings II Reverse Cayman Feeder 2 (Euro), LP DBP II Waltz Holdings I, LP DBP II Waltz Holdings Lux AZ, SCSp DBP III Discretionary Co-Invest, LP DBP III-N Strategic Partners, LP DC IF Strategic Partners, LP DCP C Strategic Partners, LP DCP IN Strategic Partners, LP DCP-ER Strategic Partners, LP DataBridge Intermediate Holdings, LP DataBridge Upper Parent Holdings IV, LP Dewback Infrastructure, LP DigitalBridge AI Infrastructure A, LP DigitalBridge AI Infrastructure B, LP DigitalBridge AI Infrastructure Reverse Feeder, LP DigitalBridge AI Infrastructure C, LP DigitalBridge AI Infrastructure D, LP DigitalBridge AI Infrastructure G, LP DigitalBridge AI Infrastructure G-II, LP DigitalBridge Alpha Fund Avanti DigitalBridge Alpha Fund Blue Sky DCAF - Golden Peak DigitalBridge Alpha Fund Highline DCAF Northwoods DIGITALBRIDGE CONCENTRATED ALPHA FUND, L.P.

DigitalBridge Concentrated Alpha Fund, Ltd. DigitalBridge Concentrated Alpha Main Fund, LP DigitalBridge Credit (Ont), LP DigitalBridge Credit (Onshore), LP DigitalBridge Credit (Lux), SCSp DigitalBridge Credit (Offshore), LP DigitalBridge Credit II (Ont), LP DigitalBridge Credit II (Onshore), LP DigitalBridge Credit II (Offshore), LP DigitalBridge Dana Pemacu Digital Infrastructure, LP DCL Atlas Investor LLC DigitalBridge Liquid Fund, L.P. DBL Gateway DigitalBridge Liquid Mason PLATINUM COMPASS B 2018 RSC LIMITED DigitalBridge Partners, LP DigitalBridge Partners II, LP DigitalBridge Partners II Lux, SCSp DigitalBridge II Foreign Feeder-MV, SCSp DigitalBridge Partners III, LP DigitalBridge Partners III Lux, SCSp DigitalBridge Strategic Assets Fund, LP DigitalBridge Valhalla Partners II, LP DCR YieldCo Holdings, LP DigitalBridge Valhalla Partners I-A, LP DigitalBridge Valhalla Partners I-B, LP

Vantage Data Centers Holdings LLC DigitalBridge Zeus Partners, LP DigitalBridge Zeus Partners III, LP DigitalBridge Zeus Partners IV, LP DigitalBridge Zeus Partners V, LP DigitalBridge Zeus Partners VII, LP ZeMobility JV SCSp North America Data Center Holdings LP InfraBridge Global Infrastructure Fund (Non-EU), L.P. InfraBridge Global Infrastructure Fund (Non-EU) B, L.P. InfraBridge Global Infrastructure Fund (Non-US), L.P. InfraBridge Global Infrastructure Fund II C LP InfraBridge Global Infrastructure Fund II B LP InfraBridge Global Infrastructure Fund II A LP InfraBridge Global Infrastructure Fund II E LP Chile Holdings Gp Spa Y Compañía En Comandita Por Acciones Global Logistics Holdco LP InfraBridge North America Thermal Power Holdings LP InfraBridge Investors Crown Topco Limited Rocket 730 Data Bridge, LP InfraBridge Strategic Infrastructure Trust of Europe No. 1 InfraBridge Strategic Infrastructure Trust of Europe No. 2 InfraBridge Strategic Infrastructure Trust of Europe (A$) InfraBridge Strategic Infrastructure Trust of Europe (EUR) SICAV - SIF Terra Thames Investors S.à r.l. Skyline Aviator, LP

DB Aviator APAC Blocker, LP DB Aviator APAC, LP Valkyrie JV, LP F1 Europe JV, LP DB Aviator Europe, LP Aviator Valkyrie, LP DigitalBridge GS Co-Invest-A, LP DigitalBridge GS Co-Invest-B, LP DB Alfa Co-Invest, LP DigitalBridge AI Infrastructure U-L, LP DigitalBridge AI Infrastructure U-A, LP Retained Aviator DC REIT Holdings 10K Rolling LP DB ACIL Holdings, LP Credit Co-Investments

Annex III ANNEX III Closing Date Holdings 1 Entities Jurisdiction of Organization Colony DCPAF II Investor, LLC Delaware Colony DCAFLO Investor, LLC Delaware DigitalBridge Zeus GP, LLC Delaware DCLOColony DBH Investor, LLC Delaware Colony ZeusDigitalBridge Credit Investor, LLC Delaware Colony DBHDigitalBridge Credit II Investor, LLC Delaware DigitalBridge DBP II Investor, LLC Delaware DigitalBridge SAF Investor, LLC Delaware DigitalBridge Valhalla Partners I-C, L.P Delaware DigitalBridge III Investor, LLC Delaware